UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

MAGICJACK VOCALTEC LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MAGICJACK VOCALTEC LTD.

12 Haomanut Street, 2nd Floor

Poleg Industrial Zone, Netanya 4250445, Israel

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 19, 2017

NOTICE IS HEREBY GIVEN that the 2016 annual general meeting of shareholders (the “2016 Meeting”) of magicJack VocalTec Ltd. (the “Company”) will be held at the offices of the Company at 222 Lakeview Avenue, Suite 1600, West Palm Beach, Florida 33401 at 10:00 a.m. Eastern Daylight Time on Wednesday, April 19, 2017, or at any adjournments or postponements thereof.

The agenda for the 2016 Meeting is as follows:

1.	To elect to the Board of Directors of the Company (the “Board” or the “Board of Directors”):

A.	Proposal of the Board: To re-elect Mr. Donald A. Burns, Mr. Richard Harris, Dr. Yuen Wah Sing and Mr. Gerald Vento and to elect Mr. Don C. Bell III, Mr. Izhak Gross, and Mr. Alan B. Howe to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified;

OR

B.	Proposal of Paul M. Posner and Carnegie Technologies Holdings, LLC (together, “Carnegie”): To elect Mr. Frank J. Bell, Mr. Nabil N. El-Hage, Mr. Richard Kimsey, Mr. Morris A. Miller, Mr. Richard W. Talarico and Mr. Alan B. Howe and to re-elect Mr. Gerald Vento to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified.

2.	To approve the Company’s Amended Compensation Policy.

3.	To approve the grant of 7,000 shares of restricted stock of the Company to Mr. Izhak Gross, subject to his election to the Board under Proposal 1.A.

4.	To approve the accelerated vesting of shares of restricted stock of the Company held by Mr. Yoseph Dauber, a former director of the Company.

5.	To approve a limited extension of the Employment Agreement with Mr. Gerald Vento, the Company’s President and Chief Executive Officer, from January 1, 2017 through March 9, 2017, the date the Company appointed Don C. Bell, III as President and Chief Executive Officer to replace Mr. Vento, and to approve entering into a consulting agreement with Mr. Vento effective March 10, 2017, the date immediately following his separation date.

6.	To approve the reappointment of BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) as the Company’s independent registered public auditor for the year ending December 31, 2016 and to authorize the Company’s Board of Directors, subject to the approval of the Audit Committee, to fix the compensation of the auditors in accordance with the volume and nature of their services.

7.	To transact such other business as may come properly before the 2016 Meeting or any adjournments or postponements thereof.

These matters are described more fully in the attached Proxy Statement, which we urge you to read in its entirety. We are currently not aware of any other matters that will come before the 2016 Meeting other than the matters described herein. If any other matters are presented properly at the 2016 Meeting, the persons designated as proxies intend to vote upon such matters in accordance with their best judgment.

Only shareholders of record at the close of business on March 10, 2017 will be entitled to attend and vote at the 2016 Meeting. This Notice, the accompanying Proxy Statement, the enclosed WHITE proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are being first mailed to shareholders on or about March 15, 2017. These items will also be publicly filed with the SEC and made available on our website free of charge.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” PROPOSALS 1.A, 2, 3, 4, 5 and 6 AND DISREGARD PROPOSAL 1.B.

YOUR VOTE IS VERY IMPORTANT. Whether or not you attend the 2016 Meeting in person, please take the time to vote your shares by completing, signing and promptly mailing the enclosed WHITE proxy card to us in the enclosed, postage-paid envelope. If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the shareholder of record that you must follow in order to instruct how your shares are voted at the 2016 Meeting. If you are a shareholder of record, you may attend the 2016 Meeting and you may vote in person, whether or not you have already executed and returned your WHITE proxy card. You may revoke your proxy at any time before the 2016 Meeting by (i) timely completing and returning a later-dated WHITE proxy card, (ii) delivering a written notice of revocation to the Company’s Secretary prior to the 2016 Meeting, or (iii) attending the 2016 Meeting and voting in person. Only a shareholder’s last proxy submitted prior to the 2016 Meeting will be counted. A shareholder’s attendance at the 2016 Meeting does not automatically revoke such shareholder’s proxy, unless such shareholder votes at the 2016 Meeting or specifically requests in writing that his or her proxy be revoked.

Please note that Carnegie has nominated a slate of director nominees for election to the Board at the 2016 Meeting. The Board of Directors does not endorse the slate of nominees put forth by Carnegie. You may receive solicitation materials from Carnegie, including a proxy statement and a proxy card. We are not responsible for the accuracy of any information provided by or related to Carnegie or their respective nominees contained in any proxy solicitation materials filed or disseminated by Carnegie, or any statements Carnegie may otherwise make. Information related to Carnegie and Carnegie’s nominees to the Board contained in this Proxy Statement are based on information provided by Carnegie and included in Carnegie’s declarations to the Company and disclosures in the Notice of Submission of Nominees on Schedule 14N filed by Carnegie with the United States Securities and Exchange Commission (the “SEC”), and the Company is not responsible for the accuracy of such information.

This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about March 15, 2017.

By order of the Board of Directors,

By:	/s/ Don C. Bell, III
Don C. Bell, III
President & Chief Executive Officer

March 15, 2017

If you have any questions or need assistance voting the WHITE proxy card, please call the firm assisting us:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

magicJack shareholders call (212) 257-1311 or toll free at (888) 368-0379

Email: info@saratogaproxy.com

MAGICJACK VOCALTEC LTD.

12 Haomanut Street, 2nd Floor

Poleg Industrial Zone, Netanya 4250445, Israel

PROXY STATEMENT

FOR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 19, 2017

General Information

This proxy statement (the “Proxy Statement”) is being furnished by the Board of Directors (the “Board” or the “Board of Directors”) of magicJack VocalTec Ltd., a company organized under the laws of the State of Israel (referred to as “we,” “us” or the “Company”) to the holders of ordinary shares, no par value, of the Company, in connection with the solicitation by the Board of proxies for use at the Company’s 2016 annual general meeting of shareholders or any adjournment thereof (the “2016 Meeting”). The 2016 Meeting will be held at offices of the Company at 222 Lakeview Avenue, Suite 1600, West Palm Beach, Florida 33401 at 10:00 a.m. Eastern Daylight Time on Wednesday, April 19, 2017, or at any adjournments or postponements thereof. This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about March 15, 2017.

Matters to be Voted Upon at the 2016 Meeting

At the 2016 Meeting, you will be requested to vote on the following proposals (the “Proposals”):

1.	To elect to the Board of Directors of the Company:

A.	Proposal of the Board: To re-elect Mr. Donald A. Burns, Mr. Richard Harris, Dr. Yuen Wah Sing and Mr. Gerald Vento and to elect Mr. Don C. Bell III, Mr. Izhak Gross, and Mr. Alan B. Howe to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified;

OR

B.	Proposal of Paul M. Posner and Carnegie Technologies Holdings, LLC (together, “Carnegie”): To elect Mr. Frank J. Bell, Mr. Nabil N. El-Hage, Mr. Richard Kimsey, Mr. Morris A. Miller, Mr. Richard W. Talarico and Mr. Alan B. Howe and to re-elect Mr. Gerald Vento to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified.

2.	To approve the Company’s Amended Compensation Policy.

3.	To approve the grant of 7,000 shares of restricted stock to Mr. Izhak Gross, subject to his election to the Board under Proposal 1.A.

4.	To approve the accelerated vesting of shares of restricted stock of the Company held by Mr. Yoseph Dauber, a former director of the Company.

5.	To approve a limited extension of the Employment Agreement with Mr. Gerald Vento, the Company’s President and Chief Executive Officer, from January 1, 2017 through March 9, 2017, the date the Company appointed Don C. Bell, III as President and Chief Executive Officer to replace Mr. Vento, and to approve entering into a consulting agreement with Mr. Vento effective March 10, 2017, the date immediately following his separation date.

6.	To approve the reappointment of BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) as the Company’s independent registered public auditor for the year ending December 31, 2016 and to authorize the Company’s Board of Directors, subject to the approval of the Audit Committee, to fix the compensation of the auditors in accordance with the volume and nature of their services.

7.	To transact such other business as may come properly before the 2016 Meeting or any adjournments or postponements thereof.

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We are currently not aware of any other matters that will come before the 2016 Meeting. If any other matters are presented properly at the 2016 Meeting, the persons designated as proxies intend to vote upon such matters in accordance with their best judgment.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS

VOTE “FOR” PROPOSALS 1.A, 2, 3, 4, 5 and 6 AND DISREGARD PROPOSAL 1.B.

Carnegie Proxy Contest

Your Board has nominated the following seven candidates for re-election and election to the Board of Directors at the 2016 Meeting under Proposal 1.A: Mr. Donald A. Burns, Mr. Richard Harris, Dr. Yuen Wah Sing, Mr. Gerald Vento, Mr. Don C. Bell III, Mr. Izhak Gross, and Mr. Alan B. Howe (collectively, the “Company Nominees,” but with respect to Mr. Howe and Mr. Vento, only in their capacities as nominees of the Board).

On January 5, 2017, Carnegie submitted a proposal to nominate a competing slate of the following seven candidates for election to the Board of Directors at the 2016 Meeting: Mr. Frank J. Bell, Mr. Nabil N. El-Hage, Mr. Richard Kimsey, Mr. Morris A. Miller, Mr. Alan B. Howe and Mr. Gerald Vento (collectively, the “Carnegie Nominees,” but with respect to Mr. Howe and Mr. Vento, only in their capacities as nominees of Carnegie). On January 18, 2017, Carnegie filed a Notice of Submission of Nominees in Accordance with Procedures Set Forth Under Applicable State or Foreign Law, or the Registrant’s Governing Documents on Schedule 14N, as amended on March 2, 2017 (the “Carnegie Schedule 14N”) with the SEC submitting these nominees for inclusion in the Company’s Proxy Statement for the 2016 Meeting. For additional information on the Carnegie Proxy Contest, please see the “Background to the Solicitation” section of this Proxy Statement.

You may receive proxy solicitation materials from Carnegie, including a proxy statement and proxy card. We are not responsible for the accuracy of any information provided by Carnegie or the Carnegie Nominees contained in any proxy solicitation materials filed or disseminated by Carnegie or any statements Carnegie may otherwise make. Information related to Carnegie and its nominees to the Board contained in this Proxy Statement are based on the information provided by Carnegie and included in Carnegie’s declarations to the Company and its disclosures on the Carnegie Schedule 14N.

Our Board of Directors recommends that you disregard any materials you may receive from or may be directed to by Carnegie, including any proxy statement or proxy card. If you have any questions or need any assistance voting, please call Saratoga Proxy Consulting LLC, our proxy solicitor, at (212) 257-1311 or toll free at (888) 368-0379.

Resolution of Shareholder Nominations by Kanen

On January 31, 2017, the Company entered into a settlement agreement (the “Settlement Agreement”) with David Kanen and Kanen Wealth Management, LLC (collectively, “Kanen”). Under the Settlement Agreement, Kanen irrevocably withdrew its proposal submitted August 29, 2016 providing notice to the Company of its intent to nominate candidates for election to the Board of Directors at the 2016 Meeting. Further, until the termination date of the Settlement Agreement, Kanen will vote all ordinary shares held by them in favor of each nominee and each proposal as recommended by the Board.

The Board agreed to (i) nominate Mr. Alan B. Howe and Mr. Don C. Bell (the “Kanen Designees”) for election as directors of the Board at the 2016 Meeting; (ii) recommend that the Company’s shareholders vote in favor of the election of the Kanen Designees; and (iii) solicit proxies for the election of each of the Kanen Designees at the 2016 Meeting.

The Company has also agreed to reimburse Kanen for the reasonable fees and expenses of their advisors incurred in connection with the proxy contest in an amount not to exceed $100,000.

Shareholders Entitled to Vote at the 2016 Meeting

Only shareholders of record at the close of business on March 10, 2017 (the “Record Date”) will be entitled to receive notice of, to attend, and to vote at the 2016 Meeting. As of the Record Date, the Company had outstanding 16,050,687 ordinary shares, each of which is entitled to one vote upon each of the matters to be presented at the 2016 Meeting.

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Voting Procedures

Record Holders

If you are a record holder entitled to vote at the 2016 Meeting, meaning your shares are registered in your own name, you may vote:

●	By Mail: Complete, sign and date the enclosed WHITE proxy card and return it by mail in the enclosed, postage-paid envelope. Your shares will be voted according to your instructions.

●	At the 2016 Meeting: If you attend the 2016 Meeting, you may deliver your completed WHITE proxy card in person or you may vote by completing a ballot, which we will provide to you at the 2016 Meeting. You are encouraged to complete, sign and date the enclosed WHITE proxy card and return it by mail in the enclosed, postage-paid envelope whether or not you plan to attend the 2016 Meeting.

Beneficial Owners

If your shares are held in “street name,” meaning they are held for your account by a broker, bank or other nominee, these proxy materials are being forwarded to you by that nominee. The nominee holding your shares is considered the shareholder of record for purposes of voting at the 2016 Meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the nominee holding the shares. You should receive instructions from your nominee explaining how you can provide them with instructions on how to vote your shares at the 2016 Meeting. You will not be able to vote in person at the 2016 Meeting unless you have a legal proxy from your nominee issued in your name granting you the right to vote your shares in person.

If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a nominee indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes and will not be treated as either a vote “for” or “against” a proposal. Under the Companies Law (as defined herein), broker non-votes will not be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Only Proposal 6 (ratification of the reappointment of the independent public auditor) is considered a routine matter on which brokers will be entitled to vote without instructions from the beneficial owner. Proposals with respect to the election of directors and executive compensation are considered “non-routine” and the nominee that holds your shares does not have authority to vote your shares on these matters without your instruction. Therefore, please promptly instruct your broker or other nominee on how to vote your shares on all of the Proposals in this Proxy Statement.

Quorum

Two or more shareholders, present in person or by proxy and holding shares conferring in the aggregate more than 33.33% of the voting power of the Company will constitute a quorum at the 2016 Meeting. Abstentions may be specified on all Proposals. Abstentions will be counted as present for purposes of determining a quorum but will not be counted as voting on the Proposal in question. Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum. If a quorum is not present within 30 minutes from the time appointed for the 2016 Meeting, the 2016 Meeting will be adjourned to the same day in the following week, at the same time and place, or to such day and at such time and place as the Chairman of the 2016 Meeting may determine. At such adjourned meeting, two or more shareholders, present in person or by proxy and holding shares conferring in the aggregate more than 33.33% of the voting power of the Company, will constitute a quorum.

Vote Required for Approval

YOUR VOTE IS VERY IMPORTANT. Each shareholder is entitled to one vote per each ordinary share held thereby. You may vote for, against, or abstain on, or you may disregard, each proposal presented at the 2016 Meeting. Subject to additional requirements with respect to Proposals 2, 3, 4 and 5 as described below, the affirmative vote of the holders of a majority of the shares represented at the 2016 Meeting in person or by proxy and voting on each proposal is necessary for the approval of each Proposal presented at the 2016 Meeting.

Proposal 1

Shareholders are asked to elect seven nominees under Proposal 1 to serve as directors of the Company until the next annual general meeting of shareholders. The affirmative vote of the holders of a majority of the shares represented at the 2016 Meeting in person or by proxy and voting on a nominee is necessary for the election of a nominee under Proposal 1.A and Proposal 1.B. In the event that more than seven director nominees proposed under Proposal 1.A and Proposal 1.B receive the affirmative vote of holders of a majority of the shares voting on each such nominee, the seven nominees who receive the highest number of affirmative votes in favor of their election will be elected to serve as directors of the Company.

If you abstain with respect to any nominee under either Proposal 1.A or Proposal 1.B, your shares will be counted for purposes of establishing a quorum on that specific nominee (provided that you voted only on Proposal 1.A or Proposal 1.B), but will not be considered to have voted for or against that specific nominee, and therefore will have the effect of voting against that specific nominee. Broker non-votes will not be counted for the purposes of establishing a quorum on the nominees under Proposal 1.A or Proposal 1.B, and therefore will have no effect on the outcome of the vote for each nominee under either Proposal 1.A or Proposal 1.B.

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Shareholders are asked to elect director nominees until the close of the next annual general meeting of shareholders of the Company by voting on nominees from either Proposal 1.A or Proposal 1.B, but not on nominees under both. Please note that although Mr. Howe and Mr. Vento each appear under both Proposal 1.A and Proposal 1.B, you may only vote on Mr. Howe and Mr. Vento on either Proposal 1.A or Proposal 1.B on the enclosed WHITE proxy card. PLEASE NOTE THAT IF YOU VOTE ON ANY NOMINEES UNDER PROPOSAL 1.A AND ALSO ON ANY NOMINEES UNDER PROPOSAL 1.B, YOUR VOTES WILL NOT BE COUNTED AS PRESENT AND VOTING UNDER PROPOSAL 1 OR IN DETERMINING THE ELECTION OF NOMINEES UNDER EITHER PROPOSAL 1.A OR 1.B.

Proposals 2, 4 and 5

The affirmative vote of the holders of a majority of the shares represented at the 2016 Meeting in person or by proxy and voting on each of Proposals 2, 4 and 5 is necessary for the approval of each such Proposal. If you abstain with respect to Proposals 2, 4 and 5, your shares will be counted for purposes of establishing a quorum on that Proposal, but will not be considered to have voted for or against the Proposal, and therefore will have the effect of voting against the Proposal. Broker non-votes will not be counted for the purposes of establishing a quorum on Proposals 2, 4 and 5 and therefore will have no effect on the outcome of the vote on Proposals 2, 4 and 5.

The approval of each of Proposals 2, 4 and 5 is also subject to the approval of a “Special Majority” which requires that either: (i) the Proposal must be approved by a majority of the shares voted on such Proposal by shareholders who are not controlling shareholders and who do not have a Personal Interest (as defined below) in the Proposal, or (ii) the total number of shares held by such shareholders described above and voted against the Proposal does not exceed 2% of the aggregate voting rights in the Company. Abstentions shall not be taken into account.

Under the Israeli Companies Law, 5759-1999, as currently amended, and the regulations promulgated thereunder (collectively, the “Companies Law”), and as used in this Proxy Statement, a “Personal Interest” means an interest of a person in an act or transaction of a company, including: (i) a personal interest of that person’s relative (which includes for these purposes a person’s spouse, siblings, parents, grandparents, descendants, and a spouse’s descendants, siblings, and parents, and the spouse of any of the foregoing); (ii) a personal interest of another entity in which that person or his or her relative holds 5% or more of such entity’s issued shares or voting rights, has the right to appoint a director or the chief executive officer of such entity, or serves as director or chief executive officer of such entity; or (iii) the personal interest of a person voting pursuant to a proxy whether or not the proxy grantor has a personal interest, as well as the vote of a proxy holder if the proxy grantor has a personal interest, irrespective of whether the proxy holder has voting discretion or not. A personal interest resulting merely from holding the Company’s shares will not be deemed a Personal Interest.

For each of Proposals 2, 4 and 5, if you do not confirm that you do not have a Personal Interest in the approval of the relevant Proposal, you will be considered as having a Personal Interest in the Proposal, and your shares will not be counted in the Special Majority vote required for that Proposal.

Proposal 3

The approval of Proposal 3 is subject first to the election of Mr. Gross to the Board under Proposal 1.A.

If Mr. Gross is elected under Proposal 1.A and if the Company’s Amended Compensation Policy is approved under Proposal 2, then the affirmative vote of the holders of a simple majority of the voting power represented at the 2016 Meeting in person or by proxy and voting on Proposal 3 is necessary for the approval of Proposal 3. If you abstain with respect to Proposal 3, your shares will be counted for purposes of establishing a quorum on that Proposal, but will not be considered to have voted for or against the Proposal, and therefore will have the effect of voting against the Proposal. Broker non-votes will not be counted for the purposes of establishing a quorum on Proposal 3, and therefore will have no effect on the outcome of the vote on Proposal 3.

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If, however, Mr. Gross is elected under Proposal 1.A but the Company’s Amended Compensation Policy is not approved under Proposal 2, then approval of Proposal 3 is also subject to the approval of a “Special Majority” which requires that either: (i) the Proposal must be approved by a majority of the shares voted on such Proposal by shareholders who are not controlling shareholders and who do not have a Personal Interest in the Proposal, or (ii) the total number of shares held by such shareholders described above and voted against the Proposal does not exceed 2% of the aggregate voting rights in the Company. Abstentions shall not be taken into account.

If Proposal 2 is not approved and a Special Majority vote is required, and if you do not confirm that you do not have a Personal Interest in the approval of Proposal 3, you will be considered as having a Personal Interest in the Proposal, and your shares will not be counted in the Special Majority vote required for that Proposal.

Proposal 6

The affirmative vote of the holders of a majority of the shares represented at the 2016 Meeting in person or by proxy and voting on Proposal 6 is necessary for the approval of Proposal 6. If you abstain with respect to Proposal 6, your shares will be counted for purposes of establishing a quorum on that Proposal, but will not be considered to have voted for or against the Proposal, and therefore will have the effect of voting against the Proposal. Broker non-votes will not be counted for the purposes of establishing a quorum on Proposal 6, and therefore will have no effect on the outcome of the vote on Proposal 6.

Voting of Proxies

Upon the receipt of a properly executed WHITE proxy card in the form enclosed, the persons named as proxies in the WHITE proxy card will vote the ordinary shares covered by the proxy in accordance with the directions of the shareholder executing the proxy. Subject to applicable law and the rules of the Nasdaq Global Market (“Nasdaq”), if no instructions are indicated in such proxies with respect to a specific Proposal or all Proposals, the ordinary shares represented by the properly executed and received WHITE proxy cards will be voted “FOR” Proposals 1.A, 3 and 6, and will DISREGARD Proposal 1.B. Proposals 2, 4 and 5 will not be voted if you do not confirm that you do not have a Personal Interest in such Proposals, as you must confirm that you do not have a Personal Interest in order to be counted in the Special Majority required for approval on these Proposals.

Any shareholder that holds, as of the Record Date set for determining the shareholders entitled to notice of and to vote at the 2016 Meeting, either (i) 5% or more of the total voting rights in the Company or (ii) 5% or more of the total voting rights in the Company held by all shareholders that are not control persons, may, directly or through a representative after the 2016 Meeting is held, review, at the Company’s registered office, all proxies received by the Company with respect to the 2016 Meeting.

Solicitation of Proxies by the Company

This solicitation is being made by the Board of Directors of the Company. Proxies are being mailed to shareholders by the Company on or about March 15, 2017 and will be solicited by the Company mainly by mail; however, certain officers, directors, director nominees, employees and agents of the Company, none of whom will receive additional compensation, may solicit proxies by telephone, fax or other personal contact. We will furnish copies of solicitation materials to brokerage firms, nominees, fiduciaries and other custodians for forwarding to their respective principals. We will bear the cost of soliciting proxies, including, among other things, preparing, assembling, mailing, printing and handling, and will reimburse the reasonable expenses of brokerage firms, banks and others for forwarding materials to beneficial owners of ordinary shares. We may also solicit proxies by email from shareholders who previously requested to receive proxy materials electronically. Please see “Proposal 1.A – Additional Information about the Company Solicitation” for more information related to the Company Nominees and certain of our officers and employees who are “participants” in our solicitation under the rules and regulations of the SEC.

The Company has retained Saratoga Proxy Consulting LLC (“Saratoga”) to solicit proxies. Under our agreement with Saratoga, Saratoga will receive a fee of up to $75,000 plus the reimbursement of reasonable expenses. Saratoga expects that approximately 18 of its employees will assist in the solicitation. Saratoga will solicit proxies by mail, telephone, facsimile or email. Our aggregate expenses, including those of Saratoga, relating to our solicitation of proxies, excluding salaries and wages of our regular employees and those expenses that we would ordinarily incur in connection with an uncontested annual meeting, are expected to be approximately $600,000, of which approximately $350,000 has been incurred as of the date of this Proxy Statement.

Please see “Proposal 1.B – Additional Information on the Carnegie Solicitation” for information on the solicitation of proxies by Carnegie and the Carnegie Nominees.

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Revocation of Proxies

A shareholder of record who has executed and delivered a proxy card may revoke such proxy at any time before the 2016 Meeting by (i) timely completing and returning a later-dated proxy card, (ii) voting on a later date by using the Internet or by telephone, (iii) delivering a written notice of revocation to the Company’s Secretary prior to the 2016 Meeting, or (iv) attending the 2016 Meeting and voting in person. Only a shareholder’s last proxy submitted prior to the 2016 Meeting will be counted. A shareholders attendance at the 2016 Meeting does not automatically revoke such shareholder’s proxy, unless such shareholder votes at the 2016 Meeting or specifically requests in writing that his or her proxy be revoked.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual general meeting of shareholders by submitting their proposals in writing to our Secretary in a timely manner. Such request must comply with the requirements of our Amended and Restated Articles of Association, which establish an advance notice procedure for shareholders holding at least 1% of the voting rights in the issued share capital of the Company who wish to include a subject in the agenda of an annual general meeting of shareholders in the future. Any such request must be in writing, must include all information related to the subject matter and the reason that such subject is proposed to be brought before the annual general meeting and must be signed by the shareholder or shareholders making such request. Each such request shall also set forth: (a) the name and address of the shareholder making the request; (b) a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting; (c) a description of all arrangements or understandings between the shareholder and any other person or persons (naming such person or persons) in connection with the subject which is requested to be included in the agenda; and (d) a declaration that all the information that is required under the Companies Law and any other applicable law to be provided to the Company in connection with such subject, if any, has been provided. Furthermore, the Board may, in its discretion and to the extent it deems necessary, request that the shareholders making the request provide additional information necessary so as to include a subject in the agenda of an annual general meeting.

Under Section 66(b) of the Companies Law, a shareholder who meets the conditions of Section 66(b) of the Companies Law may submit its request to include an agenda item within seven days following the Company’s notice of convening a shareholders’ meeting at which directors are to be elected and certain other proposals are to be considered. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 14a-8 of the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2017 annual meeting of shareholders, expected to be held on or around October 9, 2017, shareholder proposals must be received by the Secretary not later than June 12, 2017. Proposals should be addressed to: magicJack VocalTec Ltd., 12 Haomanut Street, 2nd Floor, Poleg Industrial Zone, Netanya 4250445, Israel.

Nomination of Director Candidates

You may also propose director candidates for consideration by our Board if you hold at least 1% of the outstanding voting power in the Company. For additional information regarding shareholder recommendations for director candidates, see “Meetings and Committees of the Board — Nominating Committee and Director Nominating Process.”

Change of Control

If the Carnegie Nominees are elected, a change of control will occur under certain of the Company’s employment agreements with management as described in this Proxy Statement under the heading “Employment Agreements and Potential Payments Upon Termination or Change of Control.”

Other Matters and Additional Information

This Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, our other reports on Forms 10-K, 10-Q, 8-K and other publicly available information are available at www.vocaltec.com.

This Proxy Statement provides you with detailed information about the matters on which you are requested to vote your shares. In addition, you may obtain information about the Company from documents filed with the SEC. We encourage you to read the entire Proxy Statement carefully.

If you would like to obtain directions to be able to attend the 2016 Meeting in person, please call Jose Gordo, the Company’s Chief Financial Officer, at 561-749-2255.

If you have any questions or need assistance voting the WHITE proxy card, please call the firm assisting us:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

magicJack shareholders call (212) 257-1311 or toll free at (888) 368-0379

Email: info@saratogaproxy.com

6

BACKGROUND TO THE SOLICITATION

In April 2015, the Board engaged Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) to act as financial advisor to the Company in connection with a solicitation of offers to acquire the Company.

Between April 2015 and July 2015, at the direction of the Board, BofA Merrill Lynch contacted 35 potential strategic and financial buyers regarding a possible sale of the Company. Confidentiality agreements were executed with 10 potential buyers and management presentations were provided to 9 interested parties.

On July 15, 2015, the Company received formal indications of interest from two potential bidders. The highest bid was $8.00 per ordinary share. The Board reviewed the highest bid and determined that this price did not reflect the Board’s view regarding the value of the Company. The Board resolved that the Company should instead move forward with the Board’s strategic plan to increase shareholder value through possible growth initiatives and re-consider a sale process at a later date. Moreover, the Board decided to move forward with the previously authorized share buyback in response to a vocal minority of shareholders who had demanded a return of cash on the Company’s balance sheet to shareholders.

At the beginning of July 2016, Carnegie contacted the Company to express its interest in exploring a strategic transaction with the Company, including the acquisition of one or more of the Company’s businesses, or the Company as a whole. Subsequently, senior officers of the Company attended an informal meeting with Carnegie in New York to discuss the possibility of a strategic transaction.

On July 20, 2016, Carnegie sent a letter to the Company indicating it was interested in acquiring all of the outstanding ordinary shares of the Company for a price between $8.00 and $10.00 per ordinary share, subject to certain conditions regarding performance of due diligence and the negotiation of definitive agreements. Additionally, further negotiations were conditioned on the Company granting Carnegie a 45-day exclusivity period.

On July 25, 2016, the Board received an unsolicited indication of interest from a third party (“Bidder A”) in the range of $7.50 to $8.00 per ordinary share.

On August 1, 2016, in response to the Board’s request for a narrower price range, Carnegie sent a letter to the Company further indicating its interest in acquiring all of the outstanding ordinary shares of the Company at a proposed price range of $8.50 to $9.50 per ordinary share.

On August 12, 2016, the Company sent Carnegie a letter in response informing it that the Board had rejected the proposal contained in its letter of August 1, 2016, but indicating that the Company would be interested in pursuing further negotiations and proposing that the parties enter into a customary confidentiality agreement to facilitate such discussions.

On August 12, 2016, the Company responded to Bidder A informing that the offer was inadequate, but that the Board would consider an offer with a substantially increased purchase price.

On August 15, 2016, the Company entered into a confidentiality agreement with Carnegie (the “Carnegie NDA”) to facilitate further discussions and more substantive due diligence regarding a proposed acquisition.

On August 19, 2016, Kanen jointly filed a statement of beneficial ownership on Schedule 13D (the “Schedule 13D”), disclosing that Kanen beneficially owned in the aggregate 834,417 ordinary shares of the Company, including call options, which represented 5.26% of the Company’s issued and outstanding ordinary shares. The beneficial ownership percentage was calculated using 15,855,362 ordinary shares issued and outstanding as of July 31, 2016. For additional information regarding Kanen’s ownership of the Company’s ordinary shares, please refer to the section below titled, “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement.

On August 23, 2016, the Board met to discuss the status of the negotiations with Carnegie.

On August 25, 2016, the Company filed a current report on Form 8-K with the SEC announcing that the Board of Directors had fixed October 7, 2016 as the date for the 2016 Meeting. The Form 8-K also announced that the Board of Directors had established August 29, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the 2016 Meeting.

On August 25, 2016, the Board received a revised unsolicited indication of interest from Bidder A stating that Bidder A believed it could “obtain a value range” for the purchase of the Company of $7.50 to $10.00 per ordinary share.

On August 29, 2016, Israeli legal counsel for Kanen, Herzog, Fox & Neeman (“Herzog”) sent to the Company by facsimile two letters of notice (the “Kanen Nomination Notices”) regarding Kanen’s intention to nominate seven directors, pursuant to the Companies Law, to the Company’s Board of Directors at the 2016 Meeting. The seven director candidates named in the Kanen Nomination Notices were Alan B. Howe, Anthony Ambrose, Jonathan M. Charak, William Austin Lewis, David Clark, Anthony Pompliano and Louis Antoniou.

7

On August 31, 2016, the Board of Directors held a meeting to discuss the Kanen Nomination Notices and to vote on postponing the 2016 Meeting. After deliberation, the Board of Directors determined that it was necessary to delay the 2016 Meeting in order to fulfill the fiduciary duties of the members of the Board. The Board of Directors instructed the Company’s U.S. legal counsel, Vinson & Elkins L.L.P. (“Vinson & Elkins”), to contact Kanen’s U.S. legal counsel, Thompson Hine LLP (“Thompson Hine”), in order to request a phone conversation to discuss the matters raised by Kanen in its August 29 Letter and the Kanen Nomination Notices.

On August 31, 2016, Vinson & Elkins informed Thompson Hine that the Board of Directors was reviewing the Kanen Nomination Notices and conducting due diligence with respect to the credentials of the seven Kanen Nominees and that the Board of Directors would be open to interviewing the nominees.

On September 1, 2016, the Company issued a press release to confirm that Kanen had delivered the Kanen Nomination Notices to the Company and to announce the postponement of the 2016 Meeting by the Board of Directors pending the Board of Directors’ review of the Kanen Nomination Notices. Between September 2016 and December 2016, the Company engaged in negotiations with Kanen in an attempt to resolve the proxy contest prior to the filing of a proxy statement in connection with the 2016 Meeting.

On September 1, 2016, the Board received a revised unsolicited verbal offer from Bidder A in the range of $10.00 per ordinary share.

On September 6, 2016, the Board of Directors held a meeting to discuss the Kanen Nomination Notices and Kanen’s proposal. For the purposes of efficiency, the Board of Directors determined it was in the Company’s best interests for the Board of Directors to form a special committee (the “Negotiating Committee”) to attempt to negotiate a settlement with Kanen, with the final terms of a settlement to be approved by the full Board of Directors prior to execution.

On September 7, 2016, the Company entered into a confidentiality agreement with Bidder A to facilitate further discussions regarding a proposed acquisition.

On September 12, 2016, after further discussions between the Company and Carnegie and Carnegie’s performance of due diligence on the Company (including several meetings with senior management), Carnegie sent a letter of intent to the Company communicating its offer to acquire all of the ordinary shares of the Company for $8.50 per ordinary share. Further negotiations were again conditioned on the Company granting Carnegie an exclusivity period, in this case terminating on November 6, 2016.

On September 16, 2016, Carnegie sent an updated letter of intent with respect to the proposed transaction containing additional details and maintaining an $8.50 per ordinary share offer price, subject to an exclusivity period terminating November 11, 2016.

On September 22, 2016, the Board met to discuss Carnegie’s proposal. After a robust discussion, the Board determined that a counteroffer to Carnegie at $10.00 per ordinary share was appropriate.

On September 29, 2016, Carnegie sent an updated letter of intent to the Company generally confirming the terms of its prior letter (including the $8.50 per ordinary share offer price), which included a 45-day go shop provision. On the same date, the Board met to discuss the letter from Carnegie and the progress of negotiations with Bidder A. After noting that the proposed price of $10.00 per ordinary share had been communicated to Carnegie, the Board voted to not pursue a transaction with Carnegie at a price of $8.50 per ordinary share.

On October 6, 2016, the Company received a written offer from Bidder A for $9.30 per ordinary share.

On October 10, 2016, the Board determined that it would be appropriate to counter the offer received from Carnegie at $10.00 per ordinary share and give Carnegie a short period to respond. The Board also discussed the revised offer from Bidder A for $9.30 per ordinary share and determined to counter this offer at $10.00 per ordinary share. Following the meeting, the Company sent a letter to Carnegie countering the offer made in Carnegie’s letter of September 29, 2016 with, among other things, a purchase price of $10.00 per share and an exclusivity period terminating on November 7, 2016.

On October 13, 2016, the Board received a counteroffer from Bidder A for $9.50 per ordinary share.

On October 15, 2016, the Board met to discuss the offer from Bidder A at $9.50 per ordinary share and decided to move forward with due diligence with Bidder A in connection with a possible transaction. The Board also discussed negotiations with Carnegie and noted that Carnegie had informed the Company that it was not willing to increase its offer above $8.50 per ordinary share.

8

On October 19, 2016, the Company entered into an exclusivity agreement with Bidder A, terminating on November 14, 2016, regarding a possible acquisition of the Company and due diligence with respect to the Company by Bidder A.

Between October 18, 2016 and November 14, 2016, the Company responded to extensive due diligence inquiries from Bidder A and negotiated the terms of a merger agreement to be executed by the Company and Bidder A if Bidder A decided to move forward with the transaction.

On November 7, 2016, the Board discussed, among other things, the progress of Bidder A’s due diligence efforts and negotiation of the merger agreement.

On November 14, 2016, the exclusivity period with Bidder A ended. However, the parties proceeded with discussions for several weeks. Bidder A conducted due diligence until December and the parties continued to negotiate the terms of the merger agreement.

On November 15, 2016, the Board discussed the fact that Bidder A had missed the November 14, 2016 deadline for finalizing the terms of the merger agreement as set forth in the exclusivity agreement. The Board directed management to extend the deadline in the exclusivity agreement, either formally or informally, for an additional two weeks until November 29, 2016.

On November 15, 2016, Vinson & Elkins contacted Thompson Hine to request an in-person interview with one of Kanen’s proposed nominees to the Board, Mr. Alan B. Howe.

On November 16, 2016, Vinson & Elkins sent a director questionnaire to Thompson Hine for completion by Mr. Howe, as required by the Company’s Bylaws.

On November 21, 2016, Thompson Hine sent to Vinson & Elkins the questionnaire completed by Mr. Howe.

On November 29, 2016, the Board discussed the fact that a definitive agreement with Bidder A had not been agreed by the November 29, 2016 deadline and discussed how to move forward. The Board concluded that they would be willing to extend exclusivity if Bidder A paid Company’s expenses incurred in negotiations and, if Bidder A would not agree to such terms, the Company would still be receptive to an offer, with a financing commitment, as described in the Exclusivity Agreement.

On December 1, 2016, Vinson & Elkins confirmed with all parties that the interview of Mr. Howe would take place at the offices of Vinson & Elkins in New York City on December 7, 2016.

On December 7, 2016, the Negotiating Committee interviewed Mr. Howe in New York City.

On December 12, 2016, the Negotiating Committee met to discuss Mr. Howe’s candidacy to the Board. The same day, the Negotiating Committee made its recommendation to the full Board of Directors to approve Mr. Howe’s nomination to the Board.

On December 13, 2016, Vinson & Elkins notified Thompson Hine that Mr. Howe had been approved by the Negotiating Committee as the Kanen Designee.

On December 15, 2016, the Board of Directors convened to discuss the settlement negotiations.

On December 20, 2016, Vinson & Elkins notified Thompson Hine that the Board of Directors had considered several prospects for the mutually agreeable position on the Board of Directors. The Board of Directors proposed Mr. Don C. Bell III.

On December 25, 2016, Vinson & Elkins sent a director questionnaire to Mr. Bell.

On December 27, 2016, the Negotiating Committee interviewed Mr. Bell.

On December 29, 2016, Mr. Bell sent his completed director questionnaire. On the same day, the Negotiating Committee met to discuss Mr. Bell’s candidacy to the Board. The same day, the Negotiating Committee made its recommendation to the full Board of Directors to approve Mr. Bell’s nomination to the Board.

On December 29, 2016, the Board convened to discuss the progress of the settlement negotiations with Kanen. In order to bring the matter to a conclusion, the Board resolved that it would be necessary to set a date for the 2016 Meeting and submit both the Company Nominees and the Kanen Nominees to a vote of the shareholders, as requested by Kanen and required by Israeli law. In furtherance of what the Board believes is the best interests of the Company’s shareholders and based on the feedback received from Kanen over the previous months, the Board resolved to increase the size of the Board to create two new directorships effective as of the 2016 Meeting and to nominate Mr. Howe, a nominee of Kanen, and Mr. Bell, a proposed director nominee, for election to these vacant seats at the 2016 Meeting. The Board then voted to approve and file the preliminary version of this Proxy Statement.

9

On December 30, 2016, the Company proceeded to file a preliminary version of this Proxy Statement with the SEC and issued a press release announcing the Board’s decision. Concurrently with the filing, Vinson & Elkins called Thompson Hine, informing them that the Board determined that a settlement on the terms required by Kanen was not in the best interest of all shareholders and, therefore, the Board decided to proceed with the proxy contest to allow the shareholders to decide on the election of directors.

On January 2, 2017, Kanen issued a press release, in which Kanen applauded and commended the Board for its actions. On the same day, Vinson & Elkins followed up with Thompson Hine, asking whether Kanen was formally withdrawing its nominations. Thompson Hine did not respond.

On January 4, 2017, Carnegie contacted the Company to express its displeasure that the Company had not entered into a strategic transaction, but did not indicate that it would initiate a proxy contest to take over control of the Board.

On January 5, 2017, Carnegie issued a press release announcing its intent to nominate a slate of directors for election to the Board at the 2016 Meeting and Carnegie’s Israeli legal counsel, Meitar Liquornik Geva Leshem Tal (“Meitar”), submitted to the Company a proposal (the “Carnegie Director Proposal”) on behalf of Paul M. Posner to nominate seven directors, pursuant to the Companies Law, to the Company’s Board of Directors at the 2016 Meeting.

On January 5, 2017, the Board met to discuss the Carnegie Director Proposal and the status of negotiations with Kanen.

On January 6, 2017, the Company issued a press release and filed a Form 8-K with the SEC, acknowledging receipt of the Carnegie Director Proposal and stating that the Company was reviewing the nominations provided therein pursuant to its corporate governance policies and the requirements of the Companies Law.

On January 9, 2017, the Company received an unsolicited indication of interest from a third party (“Bidder B”) to acquire the Company for a purchase price in excess of the price previously offered by Carnegie.

On January 11, 2017, the Company, through Vinson & Elkins, gave notice to Carnegie under the Carnegie NDA that the Company is required to disclose its negotiations with Carnegie in the Company’s proxy statement.

On January 12, 2017, Israeli legal counsel for the Company, Yigal Arnon & Co. (“Yigal Arnon”) sent a letter to Meitar on behalf of the Company informing them that the information provided to the Company in the Carnegie Director Proposal did not meet the requirements of the Companies Law, providing Meitar with a detailed list of the missing information with respect to each Carnegie Nominee, and stating that the Carnegie Proposal was thus invalid as a matter of law and could not be included in the Company’s amended preliminary proxy statement.

On January 12, 2017, Vinson & Elkins sent a letter to Carnegie requesting information to confirm that Carnegie did not acquire its 1.6% stake in the Company while being in possession of inside information about the Company as a result of its due diligence in the Company.

On January 13, 2017, the Company filed an amended preliminary version of this Proxy Statement with the SEC.

On January 13, 2017, the Company received a letter from Meitar on behalf of Carnegie disputing the Company’s interpretation of the Companies Law in the January 12 Yigal Arnon letter but nonetheless providing some of the information requested with respect to the Carnegie Nominees in the January 12 Yigal Arnon letter.

On January 17, 2017, U.S. legal counsel for Carnegie, Wiggin and Dana LLP (“Wiggin and Dana”) sent a letter to Vinson & Elkins stating that Carnegie acquired his entire ownership stake in the Company prior to entering into a confidentiality agreement with the Company, but admitting that Carnegie sold shares in the Company after entering into a confidentiality agreement with the Company.

On January 18, 2017, Yigal Arnon sent a letter to Meitar on behalf of the Company informing Meitar that Carnegie had failed to provide all of the missing information with respect to the Carnegie Nominees in the January 13 Meitar letter, and as such the Carnegie Proposal was still invalid as a matter of law. The Company again provided a detailed explanation of the missing information with respect to each Carnegie Nominee.

On January 18, 2017, Carnegie filed a Schedule 14N with the SEC providing notice to the Company of its intent to have the Carnegie Nominees included in this Proxy Statement.

On January 19, 2017, the Company received a letter from Meitar on behalf of Carnegie disputing the Company’s interpretation of the Companies Law in the January 18 Yigal Arnon letter, but nonetheless providing the required supplemental information with respect to the Carnegie Nominees.

On January 20, 2017, the Company received a revised unsolicited indication of interest from Bidder B, re-iterating its proposed purchase price and providing a term sheet concerning the proposed structure of the transaction.

On January 23, 2017, Yigal Arnon sent a letter to Meitar on behalf of the Company informing Meitar that the Carnegie Proposal, as supplemented by the January 13 Meitar Letter and the January 19 Meitar Letter, fully complied with the requirements of the Companies Law and as such the Company would include the Carnegie Proposal and the Carnegie Nominees in its Proxy Statement for the 2016 Meeting.

10

On January 25, 2017, the Company received a letter from Cede & Co., the record holder of the shares beneficially owned by Carnegie, demanding inspection of certain shareholder records, including the list of non-objecting beneficial owners (the “NOBO List”) of the Company pursuant to New York law. Cede & Co. disclaimed any interest in the shareholder records of the Company and further stated that its sole interest in obtaining the Company’s shareholder records was to provide them directly to Carnegie.

On January 25, 2017, Kanen filed a Schedule 14N with the SEC providing notice to the Company of its intent to have the Kanen Nominees included in the Company’s Proxy Statement.

On January 27, 2017, Yigal Arnon sent a letter to Meitar on behalf of the Company indicating that it would provide Cede & Co. with lists of the Company’s registered shareholders and principal shareholders upon payment of the Company’s expenses incurred in providing such lists, as required under the Companies Law, but that it was not required to and did not intend to release any additional confidential information concerning the Company’s shareholders, including the NOBO List.

On January 27, 2017, Wiggin and Dana sent a letter to Yigal Arnon on behalf of Carnegie, arguing that Cede & Co. should have access to the Company’s shareholder records under New York law.

On January 30, 2017, the Company’s U.S. legal counsel, Akerman LLP (“Akerman”) sent a letter to Cede & Co., disputing Cede & Co.’s right under New York law to obtain the shareholder records of the Company for the sole purpose of providing this information to Carnegie.  The Company further stated that it was prepared and willing to provide Carnegie’s proxy materials to the Company’s shareholders pursuant to the rules and regulations of the SEC.

On January 31, 2017, Yigal Arnon received a letter from Meitar demanding that the Company publish a revised agenda for the 2016 Meeting including the Carnegie Director Proposal by the close of business on January 31, 2017 pursuant to Meitar’s interpretation of certain requirements of the Companies Law and regulations promulgated thereunder and stating that Carnegie would commence litigation against the Company if the agenda was not published by such time.

On January 31, 2017, Yigal Arnon sent a letter to Meitar, disputing Meitar’s interpretation of the Companies Law and regulations promulgated thereunder as requiring the Company to file a revised agenda for the 2016 Meeting by January 31, 2017 and stating that the Company intends to publish an updated agenda for its 2016 Meeting in full compliance with all requirements of the Companies Law at as soon as practicable.

On January 31, 2017, Yigal Arnon received a letter from Meitar, reiterating its belief that, under the Companies Law, the Company was required to publish a revised agenda for the 2016 Meeting including the Carnegie Director Proposal by the close of business on January 31, 2017 and indicating its intent to initiate litigation against the Company.

On January 31, 2017, the Company and Kanen entered into a settlement agreement whereby Kanen agreed to withdraw his slate of nominees for election to the Board at the 2016 Meeting and to vote all shares controlled by Kanen in favor of the Company Nominees.

On January 31, 2017, Bidder B provided the Company with a letter from a third party potentially interested in financing Bidder B’s proposed acquisition of the Company, subject to satisfactory completion of due diligence.

On February 1, 2017, Akerman reached out to Wiggin and Dana to inquire whether Carnegie remained interested in pursuing an acquisition of the Company and if so, to request that Carnegie submit a formal offer to the Board. Wiggin and Dana responded that they would communicate this to their client and then get back to Akerman.

On February 2, 2017, the Company entered into a confidentiality agreement with Bidder B to facilitate further discussions regarding a proposed acquisition.

11

On February 2, 2017, Paul M. Posner, founder of Carnegie Technologies, commenced litigation against the Company by filing a motion for provisional relief in the District Court for the Central District of Israel (the “District Court”), requesting that the District Court order the Company to amend its proxy materials to include the Carnegie Director Proposal and to deliver all shareholder records of the Company to Mr. Posner.

On February 2, 2017, the District Court denied Mr. Posner’s motion for temporary relief in ex parte on the grounds that the date for the 2016 Meeting had been set for February 28, 2017 and notice of the 2016 Meeting was published at the end of December 2016. In addition, the District Court instructed the Company to submit its response to the motion by February 7, 2017.

On February 2, 2017, the Company filed a revised preliminary version of this Proxy Statement with the SEC, which included the Carnegie Director Proposal, as required by the filing of the Carnegie Schedule 14N and Israeli law.

On February 6, 2017, after Akerman had not heard back from Wiggin and Dana, Akerman reached out again to Wiggin and Dana to inquire whether Carnegie intended to submit a formal offer to acquire the Company. Wiggin and Dana suggested that the financial advisors of the Company and Carnegie should discuss a potential transaction.

On February 6, 2017, Bidder B commenced due diligence on the Company.

On February 7, 2017, the Company submitted a response to Mr. Posner’s motion for provisional relief, requesting that the District Court dismiss Mr. Posner’s motion in limine on its merits for various reasons, including the fact that the Company had already amended its preliminary proxy statement to include the Carnegie Director Proposal.

On February 7, 2017, the Board met to discuss the status of the proxy contest with Carnegie and resolved to set a revised meeting date and record date for the 2016 Meeting.

On February 8, 2017, the District Court ruled that if Mr. Posner does not advise the District Court that he consents to the resolution proposed in the Company’s response to the motion, according to which the Company will amend its proxy materials to include the Carnegie Proposal in its definitive proxy statement, the motion will be heard on February 12, 2017, at 1:00 pm Israel time in the presence of both of the parties.

On February 8, 2017, at the instruction of the Board, representatives of BofA Merrill Lynch reached out to Carnegie’s financial advisor to again inquire whether Carnegie intended to submit a formal offer to acquire the Company and to state that the Board remained open to reviewing any such offer.

On February 9, 2017, the Company filed an amended preliminary version of this Proxy Statement with the SEC, which moved the date of the 2016 Meeting in order to comply with certain requirements of the Companies Law and certain rules and regulations of the SEC.

On February 9, 2017, in the proceedings of the District Court, Mr. Posner submitted a reply to the Company’s response asserting that the revised preliminary version of this Proxy Statement filed on February 2, 2017 was in violation of the Companies Law as it failed to meet certain timing requirements for annual general meetings under the Companies Law and reiterating its request that the District Court order the Company to deliver all shareholder records of the Company to Mr. Posner.

On February 12, 2017, the District Court held a hearing on Mr. Posner’s motion and ruled that the relief requested by Mr. Posner with respect to the Company’s Proxy Statement had been exhausted and that it was inappropriate for the District Court to rule on Mr. Posner’s request for the Company’s shareholder records as part of a motion for provisional relief.  The District Court further noted that Mr. Posner could take advantage of the Company’s offer to mail Mr. Posner’s proxy materials to its shareholders, at Mr. Posner’s expense, pursuant to the rules and regulations of the SEC. Consequently, the motion was dismissed and the case was closed.

12

On February 13, 2017, Carnegie’s financial advisor communicated to BofA Merrill Lynch that Carnegie was interested in engaging in transaction discussions with the Company and wished to refresh its prior due diligence review.

On February 15, 2017, Carnegie submitted a due diligence request list to the Company.

On February 16, 2017, the Company received a revised letter from Cede & Co. demanding inspection of certain shareholder records of the Company pursuant to New York law.

On February 17, 2017, the Company filed an amended preliminary version of this Proxy Statement with the SEC.

On February 21, 2017, in connection with Carnegie’s due diligence of the Company, Akerman sent a letter agreement to Wiggin and Dana intended to modify the existing confidentiality agreement between Carnegie and the Company.

On February 22, 2017, Bidder A informed the Company that it had secured committed financing for its proposal to acquire the Company for $9.50 per share.

On February 23, 2017, Akerman sent a letter to Cede & Co. in response to Cede & Co.’s revised demand letter dated February 16, 2017, disputing again Cede & Co.’s right under New York law to obtain the shareholder records of the Company for the sole purpose of providing this information to Carnegie.  Akerman also reiterated that the Company is prepared and willing to mail Carnegie’s proxy materials to the Company’s shareholders pursuant to the rules and regulations of the SEC.

On February 23, 2017, Carnegie and the Company entered into a letter agreement, modifying the existing confidentiality agreement between the parties. The letter agreement provides that Carnegie may use any confidential information obtained from the Company through its due diligence solely for the purpose of evaluating a transaction with the Company, and not for any purposes related to Carnegie’s proxy contest in connection with the 2016 Meeting.

On March 2, 2017, Carnegie filed an amendment to its Schedule 14N with the SEC.

On March 2, 2017, the Company received an unsolicited indication of interest from another third party (“Bidder C”) to acquire the Company for a purchase price in excess of the price previously offered by Carnegie.

On March 3, 2017, Bidder A provided the Company with copies of debt and equity commitments it had received for financing its proposal to acquire the Company for $9.50 per share.  Bidder A further proposed entering into a five-day exclusivity period with the Company in order to conduct legal due diligence and finalize definitive documentation regarding the proposed acquisition.

On March 5, 2017, the Company received a letter dated March 1, 2017 from Carnegie Technologies – NY MJ Holdings, a New York company wholly-owned by Paul M. Posner, demanding inspection of certain shareholder records of the Company pursuant to New York law.

On March 6, 2017, the Board met to discuss the status of outstanding offers from Bidder A, Bidder B and Bidder C.

On March 9, 2017, the Board met to discuss the various proposals to acquire the Company and the appointment of a successor for Mr. Vento as President and Chief Executive Officer. The Board voted to appoint Mr. Bell as President and Chief Executive Officer effective immediately. This appointment was the result of discussions between the Board and Mr. Bell since the time the Board nominated Mr. Bell to the Board in December 2016.

On March 12, 2017, Akerman sent a letter in response to Carnegie Technologies – NY MJ Holdings’ demand letter dated March 1, 2017, stating that the requested documents exceeded the boundaries of what the Company was required to produce or make available for examination pursuant to New York law, and that until the Company is presented with an appropriately tailored demand, it cannot grant Carnegie's request.

On March 12, 2017, the Board resolved to commence a public strategic alternatives process. The Board engaged BofA Merrill Lynch to act as financial advisor and Bryan Cave LLP to act as legal advisor.

On March 14, 2017, the Board formed a special committee of independent directors to represent the Board in managing the public strategic alternatives process together with the newly-appointed President and CEO and the Company’s financial and legal advisors.

On March 15, 2017, Wiggin & Dana sent a letter to the Company, indicating that it refuses to comply with Akerman's request to tailor Carnegie’s demand for the Company’s shareholder list materials.  As of the date of this Proxy Statement, the Company remains willing and prepared to furnish the shareholder list materials required to be provided under applicable law upon receipt of a properly submitted demand, but to date the Company has yet to receive a valid demand from Carnegie that complies with these requirements.

On March 15, 2017, the Company announced the Board’s strategic alternatives process and the appointment of Mr. Bell as President and Chief Executive Officer. The Company also filed the definitive version of this Proxy Statement with the SEC.

As of the date of this Proxy Statement, the Company continues to engage in discussions with Bidder A, Bidder B and Bidder C regarding the potential acquisition of the Company for a purchase price in excess of the price previously offered by Carnegie, and has commenced a public strategic alternatives process managed by a special committee of the Board. As of the date of this Proxy Statement, despite numerous requests from the Company and extensive due diligence, Carnegie has failed to submit any formal binding offer to acquire the Company.

13

PROPOSAL 1

ELECTION OF DIRECTORS

Our Amended and Restated Articles of Association provides that the Board will consist of not less than two nor more than eleven directors. The Board presently consists of six members and, as of the 2016 Meeting, two vacancies.  The expiration dates of the terms of office of our current directors are as follows:

●	Donald A. Burns, Richard Harris, Dr. Yuen Wah Sing and Gerald Vento are serving one-year terms that expire at the 2016 Meeting.

●	Izhak Gross was appointed to the Board in 2016 to fill a vacancy left by the retirement of Mr. Yoseph Dauber and is serving a term that expires at the 2016 Meeting.

●	Tal Yaron-Eldar, who was re-elected as an external director in April 2014, is serving a three-year term that expires at the 2017 annual general meeting of the Company’s shareholders. For a discussion regarding the adoption by the Company of an exemption from the Companies Law requirement to elect external directors, see “Corporate Governance – The Committees” in this Proxy Statement.

General Information on the Director Proposals

Proposal 1.A is a proposal of our Board to re-elect and elect the Company Nominees to the Board of Directors, as the case may be.  The Board asks that you refer directly to Proposal 1.A for further information on the Company Nominees and recommends that shareholders vote “FOR” Proposal 1.A on the enclosed WHITE proxy card.

Proposal 1.B is a proposal of Carnegie to elect the Carnegie Nominees, who are, with the exception of Mr. Gerald Vento, currently unaffiliated with the Company, to the Company’s Board of Directors. At the request of Carnegie, pursuant to the requirements of the Companies Law and pursuant to the Carnegie Schedule 14N, we have included Proposal 1.B in the agenda for the 2016 Meeting, on the enclosed WHITE proxy card, and in this Proxy Statement.  Please be aware that the Board DOES NOT endorse the Carnegie Nominees and recommends that shareholders DISREGARD Proposal 1.B on the enclosed WHITE proxy card.

PLEASE NOTE THAT YOU MAY ONLY VOTE ON NOMINEES UNDER PROPOSAL 1.A OR ON NOMINEES UNDER PROPOSAL 1.B, BUT NOT ON NOMINEES UNDER BOTH. IF YOU VOTE ON ANY NOMINEES UNDER PROPOSAL 1.A AND ALSO ON ANY NOMINEES UNDER PROPOSAL 1.B, YOUR VOTES WILL NOT BE COUNTED AS PRESENT AND VOTING UNDER PROPOSAL 1 OR IN DETERMINING THE ELECTION OF NOMINEES UNDER EITHER PROPOSAL 1.A OR 1.B.

Director Not Standing For Election Whose Term Does Not Expire in 2016

Ms. Tal Yaron-Eldar currently serves as a director of the Company whose term does not expire at the 2016 Meeting and who is therefore not standing for election at the 2016 Meeting.  Biographical information for Ms. Yaron-Eldar is set forth below:

TAL YARON-ELDAR (53) was appointed to the Board in April 2011 and re-appointed in April 2014.  In 2013, Ms. Yaron-Eldar founded Yaron-Eldar, Paller Schwartz and Co.  From January 2004 until 2012, Ms. Yaron-Eldar served as the Chief Executive Officer of Arazim Investment Company, a publicly traded real estate investment company.  She was a partner with the law firm Cohen, Yaron-Eldar & Co. from July 2004 to March 2007, when she became a partner with the law firm of Tadmor & Co. Ms. Yaron-Eldar has also served in a variety of public positions, including Chief Legal Advisor of the Customs and V.A.T. Department of the Finance Ministry of the State of Israel from 1998 to 2001 and as the Commissioner of Income Tax and Real Property Tax Authority of the State of Israel from 2002 to 2004. She currently serves as a director of Rosetta Genomics Ltd., a biotech company traded on Nasdaq; Meditechnika Ltd., a medical appliances company traded on the Tel Aviv Stock Exchange; Lodgia Rotex Investments Ltd., a real estate company traded on the Tel Aviv Stock Exchange; Arko Investments, a venture capital firm traded on the Tel Aviv Stock Exchange; and Tadea Investments, Postal Bank, and Galmed Pharmaceuticals. Ms. Yaron-Eldar holds an MBA, specializing in finance, and an LLB from Tel Aviv University, and is a member of the Israeli Bar Association. She contributes to the mix of experience and qualifications the Board seeks to maintain primarily through her legal, tax and finance experience.

Vote Required for Approval

Shareholders are asked to elect seven nominees under Proposal 1 to serve as directors of the Company until the next annual general meeting of shareholders. The affirmative vote of the holders of a majority of the shares represented at the 2016 Meeting in person or by proxy and voting on a nominee is necessary for the election of a nominee under Proposal 1.A and Proposal 1.B. In the event that more than seven director nominees proposed under Proposal 1.A and Proposal 1.B receive the affirmative vote of holders of a majority of the shares voting on each such nominee, the seven nominees who receive the highest number of affirmative votes in favor of their election will be elected to serve as directors of the Company.

If you abstain with respect to any nominee under either Proposal 1.A or Proposal 1.B, your shares will be counted for purposes of establishing a quorum on that specific nominee (provided that you voted only on Proposal 1.A or Proposal 1.B), but will not be considered to have voted for or against that specific nominee, and therefore will have the effect of voting against that specific nominee. Broker non-votes will not be counted for the purposes of establishing a quorum on the nominees under Proposal 1.A or Proposal 1.B, and therefore will have no effect on the outcome of the vote for each nominee under either Proposal 1.A or Proposal 1.B.

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Shareholders are asked to elect director nominees until the close of the next annual general meeting of shareholders of the Company by voting on nominees from either Proposal 1.A or Proposal 1.B, but not on nominees under both. Please note that although Mr. Howe and Mr. Vento each appear under both Proposal 1.A and Proposal 1.B, you may only vote on Mr. Howe and Mr. Vento on either Proposal 1.A or Proposal 1.B on the enclosed WHITE proxy card. PLEASE NOTE THAT IF YOU VOTE ON ANY NOMINEES UNDER PROPOSAL 1.A AND ALSO ON ANY NOMINEES UNDER PROPOSAL 1.B, YOUR VOTES WILL NOT BE COUNTED AS PRESENT AND VOTING UNDER PROPOSAL 1 OR IN DETERMINING THE ELECTION OF NOMINEES UNDER EITHER PROPOSAL 1.A OR 1.B.

Board Recommendation

THE COMPANY’S BOARD RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” EACH OF THE COMPANY NOMINEES NAMED IN PROPOSAL 1.A

AND DISREGARD PROPOSAL 1.B.

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PROPOSAL 1.A

BOARD PROPOSAL ON THE ELECTION OF DIRECTORS

Pursuant to the recommendation of the Nominating Committee, the Board has nominated the candidates named below to stand for election and re-election to the Board at the 2016 Meeting, as the case may be.  The primary responsibility of a director of the Company is to exercise his or her business judgment prudently and to act in a manner that he or she believes in good faith to be in the best interests of the Company and its shareholders.  The Nominating Committee and the Board consider individuals who have proven leadership skills and strong records of success.  Further, nominees are selected on the basis of board experience, character, integrity, ability to make independent analytical inquiries on matters that come before our Board, a business background relevant to the Company and its industry, and an understanding of the Company’s business environment.

We believe that each of the nominees named in this Proposal 1.A meets these strict qualifications and is poised to make a meaningful contribution to the Board and the Company.  Accordingly, the Board asks the shareholders to vote under this Proposal 1.A to:

●	re-elect all of the following current directors of the Board whose terms expire at the 2016 Meeting to serve as directors of the Company: Mr. Donald A. Burns, Mr. Richard Harris, Dr. Yuen Wah Sing and Mr. Gerald Vento;

●	elect Mr. Izhak Gross, who was appointed by the Board to serve as a director on August 9, 2016 to fill the vacancy caused by the retirement of Mr. Yoseph Dauber, to continue to serve as a director on the Board; and

●	elect Mr. Don C. Bell III, who was appointed by the Board as President and Chief Executive Officer of the Company on March 9, 2017, and Mr. Alan B. Howe to fill the two vacancies on the Board, in each case, to serve until the next annual general meeting of shareholders of the Company.

In connection with discussions with Kanen regarding his nomination of director candidates to the Board, the Board interviewed Mr. Howe and conducted a thorough review of Mr. Howe’s qualifications.  Based on this review and the recommendation of Kanen, the Board determined that Mr. Howe would make a meaningful contribution to the Board and elected to create a vacant position on the Board as of the 2016 Meeting and to include Mr. Howe in this Proposal 1.A for election to the Board.  The Board further determined that Mr. Howe meets the independent director qualifications described in the “Corporate Governance – Director Independence” section of this Proxy Statement.

Further, and again upon the recommendation of Kanen, the Board determined that an additional independent director would benefit the Company and elected to create a vacant position on the Board, as of the 2016 Meeting, for an independent director nominee. Upon interviewing Mr. Bell and reviewing his qualifications, the Nominating Committee and the Board resolved that he would make a valuable addition to the Board, and the Board voted to nominate Mr. Bell for election to the Board in this Proposal 1.A. On March 9, 2017, as the result of extensive discussions with Mr. Bell following his nomination to the Board, the Board appointed Mr. Bell as President and Chief Executive Officer of the Company effective immediately. Mr. Bell is not entitled to compensation at this time, which is subject to shareholder approval under Israeli law. A proposal to approve Mr. Bell’s compensation will be brought at an extraordinary meeting of shareholders to be called later this year. Although the Board previously found that Mr. Bell met the independent director qualifications described in the “Corporate Governance – Director Independence” section of this Proxy Statement”, the Board subsequently determined that due to Mr. Bell’s appointment as President and Chief Executive Officer of the Company, he can no longer be considered independent under these standards.

Company Nominees

Each of the Company Nominees has attested to the Board and the Company that he or she meets all the requirements in connection with the election of directors under the Companies Law and has consented to be named as a nominee to the Board in this Proxy Statement and to serve if elected.  If any substitute nominee(s) should be designated, the Company will file an amended proxy statement and WHITE proxy card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes the biographical and other information about such nominee(s) as required by the rules of the SEC and the Companies Law.

The biographical information for each Company Nominee nominated by our Board is set forth below.

DONALD A. BURNS (53) was appointed to the Board on December 17, 2010, and has served as Chairman of the Board since January 1, 2013. Mr. Burns served as President of YMax Corporation (“YMax”) from March 2007 to February 2008, Director of YMax from March 2007 to June 2009 and Chairman of the Board of Directors of YMax from February 2008 to June 2009. In 1993, Mr. Burns founded Telco Communications Group, Inc., a telecommunications company, and its Dial & Save subsidiaries, and served as the Chief Executive Officer and Vice Chairman until the company was sold to Excel Telecommunications, Inc. in 1997. Mr. Burns is the founder and President of The Donald A. Burns Foundation, Inc. Mr. Burns attended the University of Maryland. Mr. Burns’ qualifications for our Board include his leadership skills and years of experience working in the telecommunications industry.

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RICHARD HARRIS (69) was appointed to the Board on March 26, 2013. Mr. Harris is founder and president of Harris & Associates, a twenty-two year-old consulting firm specializing in financial, operational and strategic consulting services to start-up and high growth telecommunications and technology firms. Mr. Harris’ experience includes strategic planning, capital formation, corporate valuations, litigation support and expert testimony. He has served as Chief Financial Officer for Independent Wireless One; as Vice President of Operations, Finance and Administration for Horizon Cellular Telephone Company; as Vice President and Chief Financial Officer for Metrophone Cellular Communications Company; as Chief Financial Officer for Nobel Learning Centers; as Controller for Harrah’s Atlantic City and as Audit Manager for Coopers and Lybrand. He has served on the Board of Directors and as Chairman of the Finance Committee of Amtrol Inc. since 2007. Mr. Harris holds an MBA in Finance from the Wharton School in Philadelphia, a BS in Accounting from the Pennsylvania State University and has CPA licenses in Pennsylvania and New Jersey. Mr. Harris contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his consulting work in the telecommunications industry and his experience as a Chief Financial Officer for public companies.

DR. YUEN WAH SING (62) was appointed to the Board upon the consummation of the 2010 business combination between VocalTec Communications Ltd. (“VocalTec”) and YMax on July 16, 2010. Dr. Sing served as the President of TigerJet Network, Inc. (“TigerJet”), currently a wholly owned subsidiary of YMax, from June 2008 through July 2016. Dr. Sing brings more than 30 years of semiconductor and VoIP communication industry experience to the Company. He has served as a director of YMax since 2008 and as its Chairman since October 2009. Prior to its acquisition by YMax in 2008, from 1998 to 2008, Dr. Sing founded and was the Chief Executive Officer of TigerJet. Prior to founding TigerJet, Dr. Sing was the founder of 8x8 Inc./Packet 8, a video conferencing and VoIP company and served as Executive Vice President and Vice Chairman from 1987 to 1997. Dr. Sing received a PhD and MS degree in electrical engineering from the University of California, Berkeley. We believe his experience, qualifications, attributes and skills, particularly in the telecommunications industry, qualify him to serve as a member of our Board.

GERALD VENTO (69) was appointed to the Board upon the consummation of the 2010 business combination between VocalTec and YMax on July 16, 2010. Mr. Vento has served as a director of YMax since 2008, and served as Chairman of the Board from April 2012 through December 2012. Effective January 1, 2013, Mr. Vento was appointed to serve as President and Chief Executive Officer of the Company and served in this position until the appointment of Don C. Bell, III as the Company’s President and Chief Executive Officer on March 9, 2017. Effective March 10, 2017, Mr. Vento will serve as a consultant to the Company, subject to shareholder approval of his consulting agreement at the 2016 Meeting. Mr. Vento previously served as a member of the Board of Managers of Velocity Express, LLC, a privately held transportation and logistics company, from 2009 through 2012, and its CEO and Executive Chairman from 2011 to 2012. Mr. Vento served as the CEO and Executive Chairman of Westec Intelligent Surveillance, a privately held video surveillance security company, from 2004 through 2009, and continued to serve as a director of Westec through 2012. From 1996 to 2002, Mr. Vento served as the Chief Executive Officer of TelCorp PCS Inc. From 1993 to 1995, he served as the Vice Chairman and Chief Executive Officer of Sprint Spectrum/American PCS, L.P., where he oversaw the development of the first PCS network in the United States. Mr. Vento contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his extensive business growth experience and prior work in the telecommunications industry.

DON C. BELL III (48) was appointed President and Chief Executive Officer of the Company on March 9, 2017. He has been the owner and general partner of Tidal Capital LLC since April 2011, and President of Trigg Partners since August 2014. He was President and Principal Owner of Tidal Research, LLC from 2007 to 2011. From 2003 to 2006, he served as Senior Vice President of Marketing and Corporate Development at IPC Systems, Inc. From 2001 to 2003, he was Vice President of Clearwire Technologies. From 1998 to 2001, he was an Investment Banker in the Mergers and Strategic Advisory Department of Goldman Sachs.  He is an independent director of Wireless Telecom Group and serves as the chairman of its Compensation Committee and is a member of its Nomination and Governance Committee.  He was an independent director of TeleCommunication Systems Inc. from 2015 through its sale to Comtech Telecommunications in 2016, and served as a member of the Compensation Committee and the Nomination and Governance Committee and as Chairman of the Special Committee formed to evaluate and oversee the sales process.  Mr. Bell was an independent director of NTS Communications from 2012 through the sale of the Company to Tower Three Partners in 2014, and served as a member of the Special Committee formed in connection with such sale.  Mr. Bell holds a Master’s Degree in Business Administration from The Wharton School, University of Pennsylvania, and graduated from St. John’s College with a BA in Classics. Mr. Bell’s operating, finance and public director experience in the Telecom and Technology industry qualify him to serve on the Company’s Board of Directors.

IZHAK GROSS (70) was appointed to the Board effective August 9, 2016.  Mr. Gross co-founded four global companies in fields ranging from network messaging, web conferencing, VoIP systems and recyclable printed boards. From 2006 to 2010, Mr. Gross served as the co-founder, Chairman and Chief Executive Officer of Kroom Ltd., a company headquartered in Tel Aviv, Israel that designed and manufactured a wide range of products made out of laminated printed board.  From 1996 to 2005, he served as the co-founder and Chairman of ArelNet Ltd., a company headquartered in Yavne, Israel that was publicly traded on the Israel Stock Exchange (TASE).  ArelNet Ltd. was a pioneer of VoIP communications producing switching and delivery systems.  From 1988 to 2005, Mr. Gross also served as co-founder and Chairman of Arel Communications and Software Ltd., a technology leader in interactive web communications headquartered in Yavne, Israel that was publicly traded on Nasdaq.  From 1982 to 1988, he served as cofounder and Managing Director of Arel Computers and Software Ltd., a company headquartered in Yavne, Israel that marketed the ARCOM Value Added Network messaging transaction system, including fax, email, telex and telegraph systems deployed in more than 50 countries.  From 1976 to 1979, Mr. Gross served as a Senior System Programmer for Granot Central Cooperating Ltd. in Emek Hefer, Israel, and from 1973 to 1986, he taught mathematics and physics at Kibutz Gan Shmuel High School in Gan Schmuel, Israel.  Mr. Gross received a BSC in Theoretical Physics from Technion, Israel Institute of Technology in Haifa, Israel in 1973. Mr. Gross contributes to the mix of experience and qualifications the Board seeks to maintain primarily through his over 30 years of experience co-founding and managing global high-tech companies with a special focus on communications software and hardware.

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ALAN B. HOWE (55) has served as Co-Founder and Managing Partner of Broadband Initiatives, LLC, a boutique corporate advisory and consulting firm, since 2001, and provides various strategic and operational consulting services to multiple corporate clients in that role. He served as Vice President of Strategic and Wireless Business Development for Covad Communications, Inc., a national broadband telecommunications company, from May 2005 to October 2008, and as Chief Financial Officer and Vice President of Corporate Development for TELETRAC, Inc., a mobile data and location solutions provider, from April 1995 to April 2001. Previously, he held various executive management positions for Sprint and Manufacturers Hanover Trust Company. Mr. Howe is currently a member of the board of directors of Determine, Inc. (NASDAQ: DTRM), serving as Vice Chairman of the board, Data I/O Corporation (NASDAQ: DAIO), serving as Chairman of the board, and Urban Communications, Inc. (TSX-V: UBN). He previously served on the board of directors of Qualstar (NASDAQ: QBAK), Ditech Networks, Inc. (formerly, NASDAQ: DITC), Altigen Communications, Inc. (OTC: ATGN), Calloway’s Nursery, Inc. (OTC: CLWY), and Crossroads Systems, Inc. (NASDAQ: CRDS). Mr. Howe holds a B.S. in business administration and marketing from the University of Illinois and an M.B.A. from the Indiana University Kelley Graduate School of Business. Mr. Howe’s operational, corporate finance, business development and corporate governance experience qualify him to serve on the Company’s Board of Directors.

The Compensation Committee and the Board have not yet determined prospective director compensation for Mr. Bell and Mr. Howe. The Board will make this determination should Mr. Bell and Mr. Howe be elected to the Board by the shareholders under Proposal 1.A, and pursuant to the Company’s Amended Compensation Policy should it be approved.

Additional Information Concerning Participants in the Company’s Solicitation

Under applicable SEC rules and regulations, members of the Board, the Company Nominees, and certain officers and other employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the 2016 Meeting. The following sets forth certain additional information about such persons (the “Company Participants”).

Company Participants and Interests in the Company’s Securities

The following table sets forth, as of March 10, 2017, the name of each Company Participants, their current business address, and the number of our ordinary shares, which constitute our only voting securities, beneficially owned by them. The data presented is based on information provided to us by the holders or disclosed in public filings with the SEC. The percentage of outstanding ordinary shares is based on 16,050,687 ordinary shares outstanding (excluding shares held in treasury) plus the ordinary shares issuable pursuant to ordinary share options and restricted share grants for each shareholder within 60 days of March 10, 2017.

	Ordinary Shares Beneficially Owned
Name of Company Participant	Number (1)	Percent
Donald A. Burns c/o magicJack VocalTec Ltd. 12 Haomanut Street, 2nd Floor Poleg Industrial Zone Netanya 4250445, Israel	457,230	2.87%
Richard Harris c/o magicJack VocalTec Ltd. 12 Haomanut Street, 2nd Floor Poleg Industrial Zone Netanya 4250445, Israel	10,714	*
Dr. Yuen Wah Sing (2) c/o magicJack VocalTec Ltd. 12 Haomanut Street, 2nd Floor Poleg Industrial Zone Netanya 4250445, Israel	256,973	1.60%
Gerald Vento (3) c/o magicJack VocalTec Ltd. 12 Haomanut Street, 2nd Floor Poleg Industrial Zone Netanya 4250445, Israel	939,949	5.86%
Don Carlos Bell III		-
c/o magicJack VocalTec Ltd. 12 Haomanut Street, 2nd Floor Poleg Industrial Zone Netanya 4250445, Israel	-	-
Izhak Gross (4) c/o magicJack VocalTec Ltd. 12 Haomanut Street, 2nd Floor Poleg Industrial Zone Netanya 4250445, Israel	-	-

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	Ordinary Shares Beneficially Owned
Name of Company Participant	Number (1)	Percent
Alan Bradley Howe c/o Broadband Initiatives , LLC 10755 Scripps Poway Pkwy, Suite 302 San Diego, CA 92131	-	-
Jose Gordo (5) c/o magicJack VocalTec Ltd. 12 Haomanut Street, 2nd Floor Poleg Industrial Zone Netanya 4250445, Israel	595,777	3.71%

* Represents less than 1% of the outstanding ordinary shares.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting power with respect to ordinary shares. Unless otherwise indicated below, to our knowledge, all persons included in this table have sole voting and dispositive power with respect to their ordinary shares, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of ordinary shares deemed outstanding includes shares issuable upon settlement of restricted ordinary shares held by the respective person or group that will vest within 60 days of the date hereof and pursuant to ordinary share options held by the respective person or group that are currently exercisable or may be exercised within 60 days of the date hereof, which we refer to as presently exercisable ordinary share options.
(2)	Includes 66,667 ordinary shares issuable pursuant to ordinary share options.
(3)	Includes 722,782 ordinary shares issuable pursuant to ordinary share options.
(4)	Mr. Gross was appointed a director on August 9, 2016.
(5)	Includes 561,680 ordinary shares issuable pursuant to ordinary share options and restricted share grants.

Additional Information Concerning the Company Participants

Except where otherwise indicated in this Proxy Statement, (i) none of the Company Participants owns any securities of the Company which are owned of record but not beneficially, (ii) none of the Company Participants has purchased or sold any securities of the Company during the past two years; (iii) none of the Company Participants is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (iv) no associate of any of the Company Participant owns beneficially, directly or indirectly, any securities of the Company; (v) none of the Company Participants owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (vi) none of the Company Participants or any of their associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000, excepting any compensation or employment agreements disclosed herein; (vii) none of the Company Participants or any of their associates have any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party, excepting the proposed consulting agreement between the Company and Mr. Vento as described herein. Further, none of the Company Participants, except for our directors and executive officers acting solely in that capacity, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2016 Meeting.

Proposed Resolution

It is proposed that the following resolution be adopted at the 2016 Meeting:

“RESOLVED, that the re-election of Mr. Donald A. Burns, Mr. Richard Harris, Dr. Yuen Wah Sing and Mr. Gerald Vento and the election of Mr. Don C. Bell III, Mr. Izhak Gross and Mr. Alan B. Howe, as directors of the Company until the next annual general meeting of shareholders is hereby approved.”

Board Recommendation

THE COMPANY’S BOARD RECOMMENDS SHAREHOLDERS

VOTE “FOR” EACH OF THE COMPANY NOMINEES NAMED IN PROPOSAL 1.A.

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The following information regarding Carnegie and the Carnegie Nominees has been provided to the Company by Carnegie and publicly disclosed on the Carnegie Schedule 14N and as such the information set forth is qualified in its entirety by reference to the Carnegie Schedule 14N. The Company has not independently verified the following information and the Company and the Board provide no assurances as to its completeness or accuracy.

PROPOSAL 1.B

CARNEGIE PROPOSAL ON THE ELECTION OF DIRECTORS

Carnegie has nominated Mr. Frank J. Bell, Mr. Nabil N. El-Hage, Mr. Richard Kimsey, Mr. Morris A. Miller, Mr. Richard W. Talarico, Mr. Alan B. Howe and Mr. Gerald Vento to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified.

Change of Control

If the Carnegie Nominees are elected, a Change of Control will occur under certain of the Company’s contracts as described in this Proxy Statement under the heading “Employment Agreements and Potential Payments Upon Termination or Change of Control.”

Carnegie Nominees

Each of the Carnegie Nominees has attested to the Board and the Company that he meets all the requirements in connection with the election of directors under the Companies Law and has consented to be named as a nominee to the Board in this Proxy Statement and to serve if elected.  As reported on the Carnegie Schedule 14N, each Carnegie Nominee, other than Mr. Vento, would be an “independent director” of the Company under the current standards for “independence” established by Nasdaq and the SEC. Neither the Compensation Committee nor the Board has considered director compensation terms for the Carnegie Nominees should they be elected to the Board at the 2016 Meeting.

The biographical information for the Carnegie Nominees is set forth below.

FRANK BELL (62) is a telecommunications expert specializing in starting up/transforming and streamlining companies, driving revenue growth and profitability, and maximizing market value. Mr. Bell has led 8 successful start-up and turnaround companies and has more than 30 years of relevant industry experience. Currently, Mr. Bell is President of Wireless Consulting Services, Inc. where he provides Executive and Senior Level Management consulting services for wireless operators, focusing on start-ups, restructures, and retail distribution & market expansions. His current work is focused on companies including: TracFone (a subsidiary of America Movil - Mexico); RBD Marketing (dba SalesMakers, Inc. - USA); and Limitless Mobile LLC (UK). Past clients include: Sprint PCS, Ericsson, Columbia Capital, MC Venture Partners, and Thermo Companies. He is currently serving as a contract executive to RBD Marketing and is responsible for all corporate strategy and business development. Prior to his executive consulting roles, Mr. Bell was President of Global Sales and Marketing for Globalstar which provides satellite voice and data services in 120+ countries around the world. At Globalstar, Mr. Bell successfully re-engaged distribution partners and launched three new products resulting in a doubling of revenue for duplex sales (the company’s satellite phone) in just one year and an increase in the stock price of 800%. Prior to Globalstar, Mr. Bell led Open Mobile (Puerto Rico) for six years as its President and Chief Operating Officer. Under Mr. Bell’s leadership, the company achieved its 5-year subscriber business plan in 18 months, was EBITDA positive in 5 months, and all equity was returned to investors within 4 years. Prior to Open Mobile, Mr. Bell was a Founding Officer of MetroPCS and was responsible for delivering over 1 million wireless subscribers in Florida. Prior to MetroPCS, Mr. Bell had multiple roles with profit and loss responsibility at SprintPCS, Pacific Telesis (PacTel Paging), and DialPage (a Providence Journal Company). Mr. Bell has a MA - Human Resource Management & Organizational Development from Pepperdine University in Malibu, CA; and a BS - Business Administration from Old Dominion University in Norfolk, VA. He also served as a Captain in the US Army. Mr. Bell brings consumer, business, international, and public company telecommunications experience and will provide insightful direction to the Company.

NABIL N. EL-HAGE (58) is an expert in corporate governance and corporate finance. Mr. El-Hage founded the Academy of Executive Education, LLC, an independent provider of executive education and advisory programs to institutional clients specializing in providing corporate governance education. Prior to founding the Academy of Executive Education, Mr. El-Hage served as Senior Associate Dean for External Relations and Adjunct Professor of Business Administration at Harvard Business School and has also served as Professor of Management Practice at Harvard Business School in the Finance Area and as a Senior Lecturer at Harvard Business School. While at Harvard, Mr. El-Hage was voted Capstone Professor six times, a rare honor, and was also awarded the prestigious Student Association Teaching Award in 2006. In addition to his academic experience, Mr. El-Hage gained experience in venture capital and private equity with TA Associates, Levant Capital Partners, and Advent International, as well as operating experience as the Chief Financial Officer of The Westwood Group, Inc. and Back Bay Restaurant Group, Inc. He also has served as Chairman and Chief Executive Officer of Jeepers! Inc., a private equity-financed national chain of indoor theme parks. Mr. El-Hage has served on the boards of numerous private and public companies, ranging from start-ups to those with several billion dollars in revenues. He also previously served as the independent chairman of the MassMutual Premier Funds, a $10 billion+ mutual fund complex. Mr. El-Hage’s diverse areas of expertise in corporate governance, management, and finance which have been honed through both business and academic excellence coupled with his extensive board experience will deliver a great deal of knowledge and perspective to the Company.

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RICHARD L. KIMSEY (62) brings more than 30 years’ experience in the telecommunications industry and has played a lead role in several prominent companies. Most recently, Mr. Kimsey founded the third largest urgent care business in western Florida, Lavender Health Care. Prior to establishing Lavender, Mr. Kimsey was CEO of Caribbean Operations for Cable & Wireless, plc where he was responsible for transforming fourteen disparate, slow-moving island phone companies into a cohesive, fast-moving integrated communications service provider. Prior to Cable & Wireless, Mr. Kimsey was CEO of TelePacific Communications, a California-based competitive carrier, where he laid the foundation for TelePacific to be named one of Inc. Magazine’s Top 100 “Fastest-Growing Private Companies in America”. Prior to leading Telepacific, Mr. Kimsey served as President, Southeast Region for Sprint PCS where he was responsible for the planning, start-up, implementation and profit-and-loss management of the company’s operations in thirteen states. As leader of Sprint PCS’ most successful region, Mr. Kimsey was responsible for a significant portion of the company’s $6 billion in annual revenue, and directed the activities of over 3,000 associates while his region led the other three Sprint PCS regions in almost every key performance metric. Prior to joining Sprint PCS, Mr. Kimsey served as executive director for Cox Enterprises, Inc. where he was in charge of personal communications systems (PCS) development while overseeing the strategy and successful implementation of the delivery of wireless telecommunications over cable television infrastructure. Prior to joining Cox Enterprises, Mr. Kimsey spent eight years with BellSouth’s cellular operations where he was involved in the startup of their cellular operations in the United States and Australia. Mr. Kimsey earned a master’s degree in Business Administration from Vanderbilt University and a Bachelor’s of Science degree from the University of Tennessee. Mr. Kimsey’s directly related experiences in competitive telecommunications businesses along with his MBA and CPA background will provide extraordinary and relevant guidance and perspective to the Company.

MORRIS A. MILLER (50) is a technology investor and co-founded Rackspace Hosting, Inc. Most recently, Mr. Miller serves as the Chief Executive Officer of Xenex Disinfection Services LLC, a world leader in automated room disinfection through the use of Xenon technology and innovative hospital disinfection protocols. Mr. Miller is responsible for Xenex’s overall business strategy and oversight of day-to-day operations. Mr. Miller has previously formed Sequel Ventures and Cutstone Ventures which invests in and acts as an advisor to numerous start-ups including Inventables, and Golfballs.com. Prior to Sequel and Cutstone, Mr. Miller was a Co-Founder of Rackspace Hosting, Inc. and served as its Managing Director and Chief Executive Officer after prior roles of being its President and Chief Operating Officer beginning in 1999. Prior to Rackspace, Mr. Miller served as Managing Director for Knightsbridge, LLC and as a Principal at Curtis Hill Publishing Company. He also held various positions at Matthews & Branscomb, a San Antonio law firm. Mr. Miller served as a board member of Rackspace Hosting, Inc. from 1999 to 2015 and has served as a Member of the Advisory Board at Inventables, Inc., The Search Monitor LLC, and Adometry, Inc. (formerly known as Click Forensics, Inc.) which was sold to Google. Mr. Miller received a B.A. in Psychology from The University of Texas at Austin, and a J.D. from the Dedman School of Law at Southern Methodist University. Mr. Miller is also an alumnus of Phillips Exeter Academy, and a member of APIC, BioMed SA, and ACG Central Texas. Mr. Miller brings high growth, real-world, public company CEO experience from his time at Rackspace along with multiple board experiences and legal expertise that will provide governance and business direction to the Company.

RICHARD W. TALARICO (61) has been associated with The Hawthorne Group since March of 1986. Hawthorne is a private investment and management company which invests through affiliates primarily in media and communications companies. Hawthorne provides management and administrative services to these business ventures. Mr. Talarico became a partner in the firm in 1990. Mr. Talarico has been involved in numerous start-up and turnaround investments including the cable television, video post-production, advertising and promotion agency and software development industries. Mr. Talarico’s responsibilities have included structuring, negotiating and financing activities and operating roles in the portfolio companies including chief financial officer and chief executive officer. Mr. Talarico has conducted many executive search activities on behalf of portfolio companies and has served as a board member on a number of these companies. Mr. Talarico was a founding partner in Allin Communications Corporation in 1994, a Hawthorne-backed investment. Mr. Talarico became Chairman of the Board and Chief Executive Officer of the Company in July 1996. Mr. Talarico led a successful public offering in November of 1996. Mr. Talarico also served as Chairman of the Board of Directors from July 1996 until September 2009 and continues to serve as a Director of the Company. Mr. Talarico has served as an officer and director of the Company’s other subsidiaries since their inception or acquisition by the Company. Mr. Talarico also has served on the Board of Directors of the Jefferson Regional Medical Center, a 341 bed acute care hospital, since 2011. In addition, Mr. Talarico is a board member (since 2013) and Chairman of the Grants Committee of the Jefferson Regional Foundation. The Foundation has assets in excess of $75 million and makes charitable grants in the Hospital’s service area. Since 2014, Mr. Talarico has served as a board member of Brentwood Bank. The Bank, with assets of approximately $560 million dollars, has served the Western Pennsylvania area since 1922 with full commercial banking services including residential and commercial lending. Mr. Talarico serves as chairman of the Governance and Nominating Committee, and is a member of the Asset/Liability, Loan and Audit Committees. Prior to joining The Hawthorne Group, Mr. Talarico was a Tax Manager with the Pittsburgh office of Arthur Andersen & Co. where he earned his Certified Public Accountant certification in the Commonwealth of Pennsylvania. Mr. Talarico graduated Cum Laude from Duquesne University with a BS in Business Administration and earned a Masters in Business Administration from the University of Michigan. Mr. Talarico’s executive search experience, public company CEO experience, and mergers and acquisitions background will provide valuable expertise and direction to the Company.

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ALAN B. HOWE For information on Mr. Howe’s background and experience, please see his biographical information provided under Proposal 1.A.

GERALD VENTO For information on Mr. Vento’s background and experience, please see his biographical information provided under Proposal 1.A.

Information Concerning Carnegie’s Solicitation

Carnegie has retained MacKenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies by Carnegie in connection with the 2016 Meeting. Aggregate costs of this solicitation, including costs of solicitation and legal and other advisors, are estimated to be $250,000. The Company will bear the cost of the distribution of this Proxy Statement and related materials and the solicitation of votes on the enclosed WHITE proxy card. Carnegie and the Carnegie Nominees may publish soliciting materials at www.mjproxy.com.

Additional Information Concerning Participants in Carnegie’s Solicitation

Under applicable SEC rules and regulations, the Carnegie Nominees, Carnegie Technologies Holdings, LLC. Carnegie Technologies-NY MJ Holdings, LLC and Paul M. Posner are “participants” with respect to Carnegie’s solicitation of proxies in connection with the 2016 Meeting. The following sets forth certain additional information about such persons (the “Carnegie Participants”).

Carnegie Participants and Interests in the Company’s Securities

The following table sets forth, pursuant to the Carnegie Schedule 14N, the name of each of the Carnegie Participants, their current business address, and the number of our ordinary shares, which constitute our only voting securities, beneficially owned by them. The data presented is based on information provided to us by the holders or disclosed in public filings with the SEC. The percentage of outstanding ordinary shares is based on 16,050,687 ordinary shares outstanding (excluding shares held in treasury) plus the ordinary shares issuable pursuant to ordinary share options and restricted share grants for each shareholder within 60 days of March 10, 2017.

Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number (1)	Percent
Paul M. Posner (2) c/o Carnegie Technologies Holdings, LLC 8522 Broadway Street Suite 209 San Antonio, Texas 78217	217,334	1.35%
Carnegie Technologies – NY MJ Holdings, LLC (2) c/o Carnegie Technologies Holdings, LLC 8522 Broadway Street Suite 209 San Antonio, Texas 78217	30,000	*
Frank Bell (3) 3622 Paradise Way Jacksonville, FL 32250	-	-
Nabil N. El-Hage (3) One Calle Candina #801 San Juan, PR 00907	-	-
Richard L. Kimsey (3) 6726 Chancery Pl University Park, FL 34201	-	-
Morris A. Miller (3) 200 Patterson, Apt 1006 San Antonio, TX 78209	-	-
Richard W. Talarico (3) 3000 Grandview Farms Place Bethel Park, PA 15102	-	-

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting power with respect to ordinary shares. Unless otherwise indicated below, to our knowledge, all persons included in this table have sole voting and dispositive power with respect to their ordinary shares, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of ordinary shares deemed outstanding includes shares issuable upon settlement of restricted ordinary shares held by the respective person or group that will vest within 60 days of the date hereof and pursuant to ordinary share options held by the respective person or group that are currently exercisable or may be exercised within 60 days of the date hereof, which we refer to as presently exercisable ordinary share options.

(2)	Information based on the Carnegie Schedule 14N. No part of the purchase price or market value of the securities of the Company owned by Paul M. Posner is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.
(3)	Information based on the Carnegie Schedule 14N.

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Shares Purchased and Sold

Paul M. Posner. The following table sets forth, as of March 2, 2017, with respect to the number of our ordinary shares purchased or sold within two years by Paul M. Posner, the dates on which they were purchased or sold and the amount purchased or sold on each such date, as disclosed in the Carnegie Schedule 14N. None of the Carnegie Nominees has purchased or sold any securities of the Company during the past two years.

Date Purchased or Sold	Amount Purchased and Sold (-)
June 2, 2016	3,190
June 3, 2016	16,334
June 9, 2016	4,729
June 10, 2016	8,500
June 13, 2016	500
June 14, 2016	1,000
June 15, 2016	32,223
June 16, 2016	5,700
June 22, 2016	85,000
June 23, 2016	20,000
June 24, 2016	20,000
June 29, 2015	12,119
June 30, 2016	14,510
July 1, 2016	5,100
July 5, 2016	4,329
July 6, 2016	5,000
July 22, 2016	11,300
August 17, 2016	-2,200
February 22, 2017	-30,000
TOTAL	217,334

Carnegie Technologies – NY MJ Holdings, LLC. The following table sets forth, as of March 2, 2017, with respect to the number of our ordinary shares purchased or sold within two years by Carnegie Technologies – NY MJ Holdings, LLC, the dates on which they were purchased or sold and the amount purchased or sold on each such date, as disclosed in the Carnegie Schedule 14N. None of the Carnegie Nominees has purchased or sold any securities of the Company during the past two years.

Date Purchased or Sold	Amount Purchased and Sold (-)
February 22, 2017	30,000
TOTAL	30,000

Additional Information

As set forth in the Carnegie Schedule 14N:

Except as otherwise set forth in the Carnegie Schedule 14N, as amended (including Exhibit A thereto), (i) during the past 10 years, no Carnegie Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Carnegie Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Carnegie Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Carnegie Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Carnegie Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Carnegie Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Carnegie Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Carnegie Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Carnegie Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Carnegie Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Carnegie Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the 2016 Meeting; (xii) no Carnegie Participant holds any positions or offices with the Company; (xiii) no Carnegie Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the Carnegie Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Carnegie Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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With respect to each of the Carnegie Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

Other than as stated above and elsewhere in the Carnegie Schedule 14N, there are no agreements, arrangements or understandings between the Carnegie Participants or their affiliates and associates, and the Nominees or any other person or persons pursuant to which the nomination described herein is to be made and the Reporting Persons and their affiliates and associates have no material interest in such nomination, including any anticipated benefit therefrom to Carnegie or any of their affiliates or associates.

Other than as stated above and elsewhere in the Schedule 14N, there are no (1) direct or indirect material interests in any contract or agreement between the Carnegie Participants and/or the Company or any affiliate of the Company (including any employment agreement, collective bargaining agreement, or consulting agreement), (2) material pending or threatened legal proceedings in which the Carnegie Participants are a party, involving the Company, any of its executive officers or directors, or any affiliate of the Company; and (3) other material relationships between the Carnegie Participants, and/or the Company or any affiliate of the Company not otherwise disclosed herein. Mr. Bell currently acts as a consultant to Carnegie for a monthly fee of $5,000. Mr. Talarico is currently Chief Executive Officer of an entity Allin Corporation that is controlled by Paul M. Posner.

On February 1, 2017, Paul M. Posner filed an Urgent Ex Parte Motion for Interlocutory Remedies (the “Motion”) with the District Court of the Central District of Israel. In the Motion, Mr. Posner asked the court to issue an order instructing the Issuer to publish an updated agenda for the annual general meeting, including an agenda item for the election of the candidates for the board of directors proposed by Mr. Posner; and to grant an order instructing the Issuer to transfer its list of non-objecting beneficial owners (the “NOBO list”) to Mr. Posner. On February 7, 2017, the Issuer filed its response to the motion, and on February 9, 2017, Mr. Posner filed his reply to the Issuer’s response to the Motion. On February 12, 2017, the court held a hearing in the presence of the parties before the Hon. Judge Oren Schwartz.

At the end of the hearing both parties agreed to a proposal put forward by the Court as follows: since the Issuer has published an updated notice deferring the date of the annual general meeting to April 19, 2017 (or such later date, if required by the authorities in the United States), and taking into account the fact that the agenda for the annual general meeting has since been amended in order to include the nominees of Mr. Posner, Mr. Posner has received his request as set out with respect to the principal matter in the Motion, and this issue has been thereby resolved. With respect to the secondary remedy, i.e., provision of the NOBO list, each party shall reserve all of their arguments (including with respect to the capacity of the general meeting). This issue may be resolved in future proceedings between the parties, since the court was of the opinion that there is no room for resolution of the matter in proceedings for interlocutory relief (without making any determination that the request is unfounded). The court’s proposal was given the force of a judgment, thereby bringing the foregoing proceedings between the parties to an end.

Proposed Resolution

It is proposed by Carnegie that the following resolution be adopted at the 2016 Meeting:

“RESOLVED, that the election of Mr. Frank J. Bell, Mr. Nabil N. El-Hage, Mr. Richard Kimsey, Mr. Morris A. Miller, Mr. Richard W. Talarico, Mr. Alan B. Howe and Mr. Gerald Vento, as directors of the Company until the next annual general meeting of shareholders is hereby approved.”

Board Recommendation

THE BOARD RECOMMENDS SHAREHOLDERS

DISREGARD PROPOSAL 1.B.

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The following discussion and analysis contains statements regarding the Company’s corporate governance policies and the directors and director nominees of the Board. For information related to the Carnegie Nominees, please see Proposal 1.B.

CORPORATE GOVERNANCE

General Information

Director Independence

The Board makes an annual determination of independence as to each board member under the current standards for “independence” established by Nasdaq and the SEC. On August 23, 2016, the Board determined that all of its directors, except Gerald Vento and Dr. Yuen Wah Sing, are independent under these standards. The Board has also determined that Mr. Howe is independent under these standards. Although the Board previously found that Mr. Bell was independent under these standards, the Board subsequently determined that due to Mr. Bell’s appointment as President and Chief Executive Officer of the Company, he can no longer be considered independent under these standards.

Family Relationships

There are no family relationships among any of the Company’s directors, director nominees or executive officers.

Shareholder Communications with the Board

We provide a process by which our shareholders may send communications to the Board, any committee of the Board, the non-management directors or any particular director. Shareholders can contact our non-management directors by sending such communications to the attention of the Secretary, c/o magicJack VocalTec Ltd., 12 Haomanut Street, 2nd Floor, Poleg Industrial Zone, Netanya 4250445, Israel or at www.vocaltec.com. Shareholders wishing to communicate with a particular Board member, a particular Board committee or the Board as a whole may send a written communication to the same address. The Secretary will forward such communication to the full Board, to the appropriate committee or to any individual director or directors to whom the communication is addressed, unless the communication is unrelated to the duties and responsibilities of the Board (such as spam, junk mail and mass mailings, ordinary course disputes over fees or services, personal employee complaints, business inquiries, new product or service suggestions, resumes and other forms of job inquiries, surveys, business solicitations or advertisements) or is unduly hostile, threatening, illegal, or harassing, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and other employees. A copy of our code of ethics is available on the Company’s website: www.vocaltec.com under the “Corporate Governance - Governance Documents” tab. Amendments to and waivers from the code of ethics, as applicable, will be disclosed on the Company’s website.

Board Leadership Structure

Our Amended and Restated Articles of Association does not contain a policy on whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined, with this decision being made by the Board based on the best interests of the Company considering the circumstances at the time. In addition, the Companies Law provides that the Chief Executive Officer, or his or her relative may not also serve as the Chairman of the Board unless the term does not exceed three years and such appointment is approved by the Company shareholders, including  (i) the majority of votes of non-controlling shareholders and shareholders who do not have a Personal Interest in the approval, and who are participating in the voting, in person, by proxy or by written ballot, at the meeting (votes abstaining shall not be taken into account) or (ii) the total number of votes against the approval among the shareholders described in clause (i) does not exceed 2% of the voting rights in the Company. Currently, the offices of the Chairman of the Board and the Chief Executive Officer are held by two different people. The Companies Law also provides that under certain circumstances the term of service for a company’s Chief Executive Officer who also serves as the Chairman of the Board may exceed three years. The Chairman of the Board is Donald Burns, while our Chief Executive Officer is Gerald Vento. The Board believes that its independent, non-management directors, which currently make up four of six directors, provide a range of strong and independent views and opinions and sufficiently balance the governance needs of the Company. In addition, the Company’s non-management directors meet in periodic executive sessions without any members of management present. The purpose of these executive sessions is to promote open and candid discussion among the non-management directors.

Board Involvement in Risk Oversight and Risk Assessment of Compensation Practices

Day-to-day management of risk is the direct responsibility of the Company’s Chief Executive Officer and the senior leadership team. The Board has oversight responsibility for managing risk at the Company, focusing on the adequacy of the Company’s risk management and risk mitigation processes. The Board recognizes that an important part of its responsibilities is to evaluate the Company’s exposure to risk and to monitor the steps management has taken to assess and control risk. In addition to the discussion of risk at the Board level in connection with these strategic and operational areas, the Board’s standing committees also focus on risk exposure as part of their on-going responsibilities. As such, our Audit Committee focuses on oversight of financial risks relating to the Company, including financial reporting and disclosure risks.

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Board Vacancies

In the event that one or more vacancies is created in the Board, including without limitation a situation in which the number of directors is less than the maximum number permitted under the Amended and Restated Articles of Association, the continuing directors may appoint directors to temporarily fill any such vacancy, provided, however, that if the number of directors is less than four, they may only act in (i) an emergency; or (ii) to fill the office of director which has become vacant; or (iii) in order to call a general meeting of the Company for the purpose of electing directors to fill any or all vacancies, so that at least four directors are in office as a result of said meeting.

Meetings and Committees of the Board

The Board

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board and applicable committee meetings. The Board met in person or by conference call 24 times during the fiscal year ended December 31, 2016. Each director attended at least 75% of all Board and applicable committee meetings during fiscal year 2016.

The Board has not adopted a policy with respect to Board members’ attendance at annual meetings of shareholders. One director attended the last annual meeting held on July 8, 2015.

The Committees

The Board has the following standing committees: (1) Audit Committee, (2) Compensation Committee and (3) Nominating Committee. The current composition of the committees is presented below. The Board has affirmatively determined that each director who currently serves on the Audit, Compensation and Nominating Committees is independent, as the term is defined by applicable Nasdaq and SEC rules.

Under a recent amendment to the Israel Companies Regulations (Relief for Public Companies Whose Securities are Listed for Trading on an Exchange Abroad) 5760- 2000 (Regulation 5d.), a company with no controlling shareholder and with securities listed for trading on certain stock exchanges outside of Israel, including Nasdaq, may adopt exemptions from various corporate governance requirements of the Companies Law so long as the Company satisfies the applicable SEC and stock exchange requirements that apply to U.S. public companies relating to the appointment of independent directors and the composition of audit and compensation committees (collectively, the “Exemption”).

Companies adopting the Exemption are exempt from the following Companies Law requirements: (i) the composition requirements under the Companies Law for members of the Audit and Compensation Committees, including independence requirements, the requirement that external directors must be members of these committees, the requirement of who may be present at meetings and during discussions and decisions, and the quorum requirement and (ii) the requirement to appoint external directors (provided that if on the appointment date of a director, all members of the Board are of one sex, a director of the opposite sex shall be appointed), the requirement that an external director be members of each committee of the Board of Directors and the limitations on employment and payment to external directors and their relatives.  External directors who were appointed before adoption of the Exemption by the Company may continue to serve on the Board until the earlier of the end of their term of office or until the second annual general meeting held following such adoption.

Our Board approved the adoption of the Exemption on August 2, 2016. Accordingly, we are not required to appoint external directors, provided that we comply with applicable SEC requirements and Nasdaq rules that apply to U.S. public companies relating to the appointment of independent directors and the composition of Audit and Compensation Committees, and such requirements and rules currently govern our Audit and Compensation Committee composition requirements. Accordingly, Tal Yaron-Eldar no longer serves in her capacity as external director and will continue serving as a non-external director until the end of her term of office.

Audit Committee

The membership of the Audit Committee consists of at least three directors, all of whom shall meet the independence requirements established by the Board and applicable laws, regulations, and listing requirements. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements and otherwise meet the financial sophistication standard established by the requirements of the Nasdaq rules. At least one member of the Audit Committee shall in the judgment of the Board be an “audit committee financial expert” as defined by the rules and regulations of the SEC.

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The Nasdaq Listing Standards require that all members of our Audit Committee be comprised of directors who are “independent” as such term is defined by Rule 5605(a)(2) of the Nasdaq Listing Standards.

The purpose of our Audit Committee is to provide assistance to our Board in fulfilling its legal and fiduciary obligations with respect to matters involving the oversight of the quality and integrity of the accounting, auditing, financial reporting and internal control functions of the Company and its subsidiaries as well as complying with the legal requirements under Israeli law, the rules and regulations of the SEC and Nasdaq. The following are examples of functions within the authority of the Audit Committee:

●	to recommend to the Board and the shareholders the appointment, termination and approval of the compensation of, and oversee, the Company’s independent auditor;

●	to communicate on a regular basis with the Company’s outside auditors and review their operation and remuneration;

●	to assess the Company’s internal audit system and the performance of its independent auditor and if the necessary resources have been made available to the independent auditor considering the Company’s needs and size;

●	to determine arrangements for handling complaints of employees in relation to suspected flaws in the business management of the Company and the protection of the rights of such employees;

●	to discuss with management and the Company’s independent auditor significant risks or exposures and assess the steps management has taken to minimize such risks to the Company; and

●	to decide whether to approve acts or transactions involving directors, executive officers, controlling shareholders and third parties in which directors, executive officers or controlling shareholders have an interest.

As of the date hereof, our Audit Committee is comprised of Izhak Gross, Tal Yaron-Eldar and Richard Harris. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Listing Standards and the enhanced independence standards for Audit Committee members required by the SEC. The Audit Committee met in person or by conference call five times during the fiscal year ended December 31, 2016. Our Board has determined that Tal Yaron-Eldar qualifies as an “audit committee financial expert” as defined by Item 407(d) of Regulation S-K. A copy of the Audit Committee Charter is available in the “Corporate Governance - Governance Documents” section of the Company’s website at www.vocaltec.com.

Compensation Committee

The Nasdaq Listing Standards require that all members of our Compensation Committee be comprised of directors who are “independent” as such term is defined by Rule 5605(a)(2) of the Nasdaq Listing Standards. In addition, the Nasdaq Listing Standards require that in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board of Directors must consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and (ii) whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

As of the date hereof, our Compensation Committee is comprised of Tal Yaron-Eldar, Richard Harris, and Izhak Gross. The Board has determined that each member of the Compensation Committee meets the independence requirements of the Nasdaq Listing Standards, including the heightened independence requirements specific to Compensation Committee members required by the SEC. The Compensation Committee has been appointed to recommend to our Board the compensation paid to our executive officers. The Compensation Committee has adopted a written charter. A copy of the Compensation Committee Charter is available in the “Corporate Governance - Governance Documents” section of the Company’s website at www.vocaltec.com. Please see “Compensation Discussion and Analysis” for discussion about our processes and procedures for the consideration and determination of executive and director compensation, the role of executive officers in determining or recommending the amount or form of executive and director compensation, and information regarding the Company’s use of compensation consultants. The Compensation Committee met in person or by conference call seven times during the fiscal year ended December 31, 2016.

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Nominating Committee and Director Nominating Process

Under the Company’s Amended and Restated Articles of Association, nominations for the election of directors may be made by the Board or a committee appointed by the Board or by any shareholder holding at least 1% of the outstanding voting power in the Company. However, and without limitation of Section 63 of the Companies Law, any such shareholder may nominate one or more persons for election as a director at a general meeting only if a written notice of such shareholder’s intent to make such nomination or nominations has been given to the Secretary of the Company not later than (i) with respect to an election to be held at an annual general meeting of shareholders, 90 days prior to the anniversary date of the immediately preceding annual meeting, and (ii) with respect to an election to be held at an extraordinary general meeting of shareholders for the election of directors, at least 90 days prior to the date of such meeting. Each such notice shall set forth:

●	the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

●	a representation that the shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the 2016 Meeting to nominate the person or persons specified in the notice;

●	a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and

●	the consent of each nominee to serve as a director of the Company if so elected and a declaration signed by each of the nominees declaring that there is no limitation under the Companies Law for the appointment of such a nominee and that all the information that is required under the Companies Law to be provided to the Company in connection with such an appointment has been provided.

Notwithstanding the above, under a recent amendment to the Companies Law Regulations (Notice of General Meetings and Class Meetings of a Public Company and Addition of Items to the Agenda) 2000 (the “Amendment”), a shareholder who meets the conditions of Section 66(b) of the Companies Law, may submit its request to include an agenda item, including nominations for the election of directors, within seven days following the Company’s notice of convening a shareholders’ meeting at which directors are to be elected and certain other proposals are to be considered. The Chairman of the 2016 Meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

The Nasdaq Listing Standards require that all members of our Nominating Committee be comprised of directors who are “independent” as such term is defined by Rule 5605(a)(2) of the Nasdaq Listing Standards, except under exceptional and limited circumstances.

As of the date hereof, our Nominating Committee is comprised of Donald A. Burns and Tal Yaron-Eldar. The Board has determined that each member of the Nominating Committee meets the independence requirements of the Nasdaq Listing Standards. The Nominating Committee did not meet in person or by conference call during the fiscal year ended December 31, 2016. The Nominating Committee does not have a charter. It evaluates all aspects of a candidate’s qualifications in the context of the needs of the Company with a view to creating a Board with a diversity of experience and perspectives. The same evaluation procedures apply to all candidates for director nomination, including candidates submitted by shareholders. Among a candidate’s qualifications and skills considered important are personal and professional integrity, ethics, and values; a commitment to representing the long-term interests of shareholders; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience and/or academic expertise in the Company’s industry and with relevant social policy concerns; experience as a board member of another publicly held company; and practical and mature business judgment. The Nominating Committee gives consideration to a wide range of diversity factors as a matter of practice when evaluating candidates to the Board and incumbent directors, but there is no formal policy regarding Board diversity.

Certain Relationships and Related Party Transactions

In our fiscal year ended December 31, 2016, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any of our directors, director nominees, executive officers, holders of more than 5% of our ordinary shares or any members of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Approval of Related Party Transactions under Israeli Law

Under the Companies Law, an engagement by the Company with an officer who is not a director, controlling shareholder or the chief executive officer regarding his or her service and terms of employment, including an undertaking to indemnify, exculpate or insure such officer, must be approved by the Compensation Committee and the Board, provided that the compensation is approved in accordance with the Company’s compensation policy adopted under the Companies Law. If the engagement is not in accordance with the Company’s compensation policy, approval of the engagement by the general meeting of the shareholders, requires one of the following: (i) the majority of shareholder votes counted at the general meeting including the majority of all of the votes of those shareholders who are not controlling shareholders and do not have a Personal Interest in the approval of the compensation policy, who participate at the 2016 Meeting (excluding abstentions) or (ii) the total number of votes against the proposal among the shareholders mentioned in paragraph (i) does not exceed 2% of the voting rights in the Company (a “Special Majority”). In special cases, the Compensation Committee and the Board may decide to adopt the terms of such an engagement despite the objection of the shareholders, so long as such decision is based on detailed reasons and after discussing again such engagement and reexamining it in light of the shareholder objection.

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An engagement with the chief executive officer of the Company regarding his or her service and terms of employment must be approved by our Compensation Committee, our Board of Directors, and by a Special Majority. In special cases, the compensation of the chief executive officer may be approved without shareholder approval if the candidate for chief executive officer is independent and the Compensation Committee determines, on the basis of detailed reasons, that convening a shareholder meeting to approve the engagement will frustrate the engagement, but only if the engagement complies with the compensation policy adopted under the Companies Law. The renewal or extension of the engagement with a company’s chief executive officer need not be approved by the shareholders of the Company if the terms and conditions of such renewal or extension are no more beneficial than the previous engagement or there is no substantial difference in the terms and conditions under the circumstances, and the terms and conditions of such renewal or extension are in accordance with the Company’s compensation policy.

For all other transactions between an officer and the Company (or Company transactions in which the officer has a Personal Interest), the Companies Law requires Audit Committee approval followed by board of director approval if the transaction is deemed to be extraordinary, and only board of director approval if the transaction is not deemed to be extraordinary. Under the Companies Law, an “extraordinary transaction” is a transaction:

●	other than in the ordinary course of business;

●	that is not on market terms; or

●	that is likely to have a material impact on a company’s profitability, assets or liabilities.

A “Personal Interest” is defined under the Companies Law as the personal interest of a person in an action or in a transaction of the Company, including the personal interest of such person’s relative or the interest of any other corporate body in which the person or such person’s relative is a director or general manager, a 5% shareholder or holds 5% or more of the voting rights, or has the right to appoint at least one director or the general manager, but excluding a personal interest stemming solely from the fact of holding shares in the Company. A personal interest also includes (1) a personal interest of a person who votes according to a proxy of another person, including in the event that the other person has no personal interest, and (2) a personal interest of a person who gave a proxy to another person to vote on his or her behalf regardless of whether the discretion of how to vote lies with the person voting or not.

Under the Companies Law, an engagement by the Company with a director regarding the terms of service as a director and other positions of employment (if employed) requires the approval of the Compensation Committee, the Board of Directors and a regular majority of the shareholders, provided that such terms of employment are in accordance with the Company’s compensation policy. Such an engagement that is not in accordance with the Company’s compensation policy may be obtained in special cases but only if approved by a Special Majority. The engagement with a company’s directors need not be approved by the shareholders of the Company with respect to the period from the commencement of the engagement until the next shareholder meeting convened by the Company, if the terms and conditions of such engagement were approved by the Compensation Committee and the Board of Directors of the Company, the terms and conditions of such engagement are in accordance with the Company’s compensation policy approved in accordance with the Companies Law, and if the terms and conditions of such engagement are no more beneficial than the terms and conditions of the person previously serving in such role or there is no substantial difference in the terms and conditions of the previous engagement versus the new one under the circumstances, including the scope of engagement.

A person who has a Personal Interest in the approval of a transaction that is submitted to approval of the Audit Committee or the Board of Directors generally may not be present during the deliberations and shall not take part in the voting of the Audit Committee or of the Board of Directors on such transaction. However, such person may be present at the meeting for the purpose of presenting the transaction if the chairman of the Board of Directors or the chairman of the Audit Committee, as the case may be, has determined that the presence of such director is required for presenting the transaction. Notwithstanding the above, a director may be present at a deliberation of the Audit Committee and the Board of Directors and may take part in the voting, if the majority of the members of the Audit Committee or the Board of Directors, as the case may be, have a Personal Interest in the approval of the transaction, in which case the transaction shall also require the approval of the shareholders of the Company.

In addition, under the Companies Law, extraordinary transactions of a public company with a controlling shareholder or in which a controlling shareholder has a Personal Interest, and the terms of engagement of the Company, directly or indirectly, with a controlling shareholder or his or her relative regarding the receipt by the Company of services from the controlling shareholder, require the approval of the Audit Committee (or the Compensation Committee, if the engagement is related to the terms of service and employment), the Board of Directors and a Special Majority, in that order. In addition, any such extraordinary transaction with a term of more than three years requires the abovementioned approval every three years unless, with respect to transactions not involving the receipt of services or compensation, the Audit Committee determines that a longer term is reasonable under the circumstances.

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The following discussion and analysis contains statements regarding individual and Company performance targets and goals used in setting compensation for our Named Executive Officers. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. The Company specifically cautions investors not to apply these statements to other contexts.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy and Objectives

The goals of our executive officer compensation program are to attract, retain, and reward executive officers who contribute to our success, to align executive officer compensation with our performance, and to motivate executive officers to achieve our business objectives. We compensate our senior management through a mix of base salary, bonus, and equity compensation designed to align management’s incentives with the long-term interests of our shareholders. In addition, we provide our Named Executive Officers (“NEOs”) with benefits that are generally available to all employees of the Company. Compensation paid to our executive officers is made under the terms of an employment agreement, if applicable, and on a discretionary basis by our Board following approval by the Compensation Committee. In addition, shareholders must approve certain executive compensation, as described in more detail below.

Our Named Executive Officers in 2016 were Gerald Vento, Chief Executive Officer, President and Director; Jose Gordo, Chief Financial Officer; Dr. Yuen Wah Sing, our former President of Tiger Jet Network, Inc., a subsidiary of the Company, and a Director; and Keith Reed, our former General Manager - Senior Vice President Enterprise.

Setting Executive Compensation

At the 2013 annual general meeting of shareholders held on July 3, 2013, our shareholders approved the compensation policy that we submitted to the shareholders for their approval (the “Compensation Policy”). Under Amendment No. 20 to the Companies Law which came into effect in December 2012, public companies were required to adopt a compensation policy with respect to the terms of service and employment of their directors and officers no later than September 2013. The Companies Law requires that a compensation policy be reviewed and approved every three years and as a result, we are proposing that our Amended Compensation Policy be reviewed and approved by a Special Majority of shareholders at the Meeting.

Amendment No. 20 to the Companies Law provides that the compensation policy shall be based, among other parameters, on promoting the company’s objectives, its work plan and long term strategy, creating appropriate incentives for the company’s directors and officers, considering, among other factors, the risk management of the company, the company’s size and nature of its operations and, with respect to terms of service and employment that include non-fixed compensation, the contribution of the director or officer to achievement of corporate goals and increased profits, all with a long term view and taking into account the officer’s position.

The Compensation Policy includes both long term and short term compensation elements and is to be reviewed from time to time by the Company’s Compensation Committee and Board as required by the Companies Law. In general, the compensation package for officers will be examined while taking into consideration, amongst others, the following parameters: (i) the education, qualifications, expertise, seniority (in the Company in particular, and in the officer’s profession in general), professional experience and achievements of the officer; (ii) the officer’s position, the scope of his responsibility and previous wage agreements that were signed with him; (iii) the officer’s contribution to the Company’s business, profits and stability; (iv) the degree of responsibility imposed on the officer; and (v) the Company’s need to retain officers who have skills, know-how or unique expertise. Additionally, prior to the approval of a compensation package for an officer, the Company will conduct a wage survey that compares and analyzes the level and cost of the compensation package offered to an officer of the Company with the compensation packages offered to officers in similar positions in other companies of the same type and/or financial structure. The surveys are to be conducted internally or through an external consultant recommended by the Compensation Committee.

As provided in the Compensation Policy, the Company is entitled to grant to officers (to all or part of them) a compensation package which may include a base salary, commissions, signing bonus, annual cash bonus and share-based compensation, or any combination thereof, and additional standard benefits.

An engagement with an officer who is not a director, controlling shareholder (or relative thereof), or the chief executive officer regarding his or her service and terms of employment must be approved by the Compensation Committee and the Board, provided that the compensation is approved in accordance with the Company’s compensation policy. Other approval requirements apply if the engagement is not in accordance with the Company’s compensation policy. An engagement with the Chief Executive Officer regarding his or her service and terms of employment must be approved by our Compensation Committee, our Board of Directors, and by a Special Majority of our shareholders. In special cases, the compensation of the Chief Executive Officer may be approved without shareholder approval. Arrangements between the Company and a director as to the terms of his office or regarding compensation for non-directorial duties requires the approval of the Compensation Committee, the Board and shareholders.

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During 2013, the Compensation Committee selected and directly retained the services of Pay Governance, an independent compensation consulting firm, to provide a wage survey in accordance with the requirements of our Compensation Policy, prior to the approval of the compensation package of our Chief Executive Officer and Chief Financial Officer. During 2014, the Compensation Committee did not retain the services of a compensation consultant. During 2015, the Compensation Committee selected and directly retained the services of Meridian Compensation Consultants, LLC (“Meridian”), an independent compensation consulting firm, to provide a wage survey in accordance with the requirements of our Compensation Policy, prior to approval of the new compensation package of our Chief Financial Officer and approval of the compensation package for our General Manager and Senior Vice President of Enterprise. During 2016, the Compensation Committee did not retain the services of a compensation consultant.

2013 and 2015 Surveys for Chief Executive Officer; Chief Financial Officer and GM-SVP Enterprise; Chief Executive Officer Extension

During 2013, Pay Governance developed a peer group analysis for the purpose of comparing and analyzing the level and cost of the compensation package to be offered to the Chief Executive Officer and Chief Financial Officer considering companies of similar size, as measured by trailing twelve months revenue, market capitalization and enterprise value, that operated in the same or complimentary industries, specifically telecommunications services, mobile services and solutions, cloud-based services, content-delivery network services and communications services.

The Compensation Committee considered the data and analyses prepared by Pay Governance that included the appropriateness of: (i) the amount of base salary, (ii) the annual incentive bonus potential and the performance metrics for achieving such bonus, (iii) the existence and amount of a signing bonus, (iv) the mix and vesting schedule for equity compensation, and (v) market practice with respect to other employment terms, with respect to each of the Chief Executive Officer and Chief Financial Officer compared to that of the peer group in 2013. The peer group data was collected from Equilar and proxy filings reflecting the most recently disclosed compensation as of the time Pay Governance compiled the data in 2013.

Pay Governance reviewed with the Compensation Committee its analysis of the (1) base salaries, (2) bonus, (3) total cash compensation (salary plus annual bonus opportunity), (4) long-term incentive (“LTI”) awards and (4) total direct compensation (“TDC”) (salary plus annual bonus opportunity plus value of LTI payable to each NEO) to the 25th percentile, the 50th percentile and 75th percentile target opportunity of the peer group. The Compensation Committee used this peer group data to obtain a general understanding of current compensation practices consistent with our Compensation Policy, to ensure that it was acting in an informed and responsible manner and to make sure our executive compensation program was competitive. The Compensation Committee did not seek to set any elements of compensation at a specific percentile of the relevant peer group but, it did want to understand and be cognizant of the divergence of any of the compensation elements from the 25th percentile, 50th percentile and 75th percentile.

The Compensation Committee did not conduct a peer group survey during 2014.

In May of 2015, the Compensation Committee recommended that the Board approve the extension of the Chief Executive Officer’s Employment Agreement with the Company. The Employment Agreement was due to expire on December 31, 2015, and the Compensation Committee recommended extension of the term through December 31, 2016 with no increase in base salary or annual target bonus and no additional equity compensation. The Compensation Committee determined that such an extension was consistent with the Company’s Compensation Policy based on the peer group analysis performed by Pay Governance in 2013.

During 2015, Meridian developed a peer group analysis for the purpose of comparing and analyzing the level and cost of the compensation package to be offered to the Chief Financial Officer and the Former General Manager and Senior Vice President of Enterprise. The peer group companies considered by Meridian and approved by the Compensation Committee in connection with 2015 compensation include companies of similar size, as measured by trailing twelve months revenue, market capitalization and enterprise value, that operated in the same or complimentary industries as the Company and are as follows:

●	Cogent Communications Holdings, Inc.

●	8X8 Inc.

●	LogMeln, Inc.

●	Demandware, Inc.

●	Boingo Wireless Inc.

●	Spok Holdings Inc.

●	GTT Communications Inc.

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●	Iridium Communications Inc.

●	Atlantic Tele Network Inc.

●	Hawaiian Telcom Holdco, Inc.

●	Inteliquent, Inc.

●	Limelight Networks, Inc.

●	Lumos Networks Corp.

●	InContact, Inc.

●	ORBCOMM Inc.

●	Brightcove Inc.

●	Liveperson Inc.

●	NTELOS Holdings Corp.

●	Shenandoah Telecommunications Co

●	Fusion Telecommunications International Inc.

The Compensation Committee considered the data and analyses prepared by Meridian that included the appropriateness of: (i) the amount of base salary, (ii) the annual incentive bonus potential and the performance metrics for achieving such bonus, (iii) the existence and amount of a signing bonus, (iv) the mix and vesting schedule for equity compensation, and (v) market practice with respect to other employment terms, with respect to each of the officers reviewed compared to that of the peer group companies listed above. The peer group data was collected primarily from proxy filings reflecting the most recently disclosed compensation as of the time Meridian compiled the data in 2015.

Meridian reviewed with the Compensation Committee its analysis of the (1) base salaries, (2) bonus, (3) total cash compensation (salary plus annual bonus opportunity), (4) LTI awards and (5) TDC (salary plus annual bonus opportunity plus value of LTI payable to each NEO) to the 25th percentile, the 50th percentile and 75th percentile target opportunity of the peer group. The Compensation Committee used this peer group data to obtain a general understanding of current compensation practices consistent with our Compensation Policy, to ensure that it was acting in an informed and responsible manner and to make sure our executive compensation program is competitive. The Compensation Committee did not seek to set any elements of compensation at a specific percentile of the relevant peer group but, it did want to understand and be cognizant of the divergence of any of the compensation elements from the 25th percentile, 50th percentile and 75th percentile. The Compensation Committee was aware that certain elements of the compensation package for Mr. Reed, effective as of December 1, 2015, and for Mr. Gordo, effective as of January 1, 2016, were at levels greater than the compensation paid to similar officers in the peer group companies, particularly with respect to base salaries in the case of Mr. Reed and long-term incentive awards for each of Messrs. Gordo and Reed. The Compensation Committee determined that the compensation packages for Messrs. Gordo and Reed were appropriate due to the decline of the core business, the unique challenges faced in repositioning the Company and the need to hire and retain executive talent, particularly in the current environment of intense competition in the industry and a volatile stock price.

The Compensation Committee did not conduct a peer group survey during 2016.

Compensation Program

The primary components of the executive compensation program of our Company consist of base salary, bonuses, grants of restricted stock and options, and health benefits.

Base Salary

In accordance with our Compensation Policy, the base salary of a new officer in the Company was determined based on the parameters set forth in the Compensation Policy and discussed above. The Compensation Committee and the Board had authority to update the base salary of the officers (other than (i) officers who are controlling shareholders or their relatives or other officers’ compensation in which the controlling shareholder has a Personal Interest and (ii) officers who serve as directors) consistent with the terms of the Compensation Policy including the parameters specified above, provided that the Compensation Committee alone had authority to approve an amendment to an officer’s base salary that does not increase such base salary by more than 15%.

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Mr. Vento’s base salary in 2016 for his service as Chief Executive Officer of the Company, was $500,000. Mr. Gordo’s base salary for 2016 for his service as Chief Financial Officer of the Company was $350,000. Dr. Sing’s base salary for 2016 for his service as president of TigerJet Network, Inc. was $250,000 but he resigned from this position effective July 15, 2016 and as a result received $135,417 in base salary for 2016. Mr. Reed’s base salary for his service as the former General Manager - Senior Vice President Enterprise was $350,000. The 2016 annual base salary amounts for Messrs. Vento, Dr. Sing and Mr. Reed remained at the same amount as their 2015 annual base salary levels. Mr. Gordo’s base salary in 2016 for his service as Chief Financial Officer of the Company was increased to $350,000 from $325,000. We believe we provided the above Named Executive Officers with a level of base salary that recognized appropriately each individual officer’s scope of responsibility, role in the organization, experience, contributions to the success of our Company and the results of the peer group surveys conducted by Pay Governance in 2013 in the case of Messrs. Vento and Gordo, and the peer group surveys conducted by Meridian in 2015 in the case of Messrs. Gordo and Reed.

Signing Bonus

Under our Compensation Policy, we may grant a signing bonus to an officer, which may not exceed the officer’s initial annual base salary and will be subject to the limitations in the Compensation Policy. A signing bonus will not be considered in calculating the maximum amount of the bonus (described below) payable to an officer following his initial year of employment. No signing bonuses were awarded to our Named Executive Officers during 2016.

Annual Cash Incentive Bonus

Under the terms of our Compensation Policy, our annual cash incentive bonus will be based mainly (at least 80%) on measurable criteria, and, with respect to its less significant part (up to 20%), at the Board and management’s discretion, based on non-measurable criteria. Measurable criteria may include financial targets, meeting sales and marketing objectives, productivity indices and growth in the volume of activity, cost savings, implementation and promotion of planned projects, promoting strategic targets, promoting innovation in the Company and/or success in raising capital.

The remaining portion of the annual cash bonus (not exceeding 20% of the annual cash bonus) will be determined according to non-measurable criteria, such as the contribution of the officer to the Company’s business, its profitability and stability, the need for the Company to retain an officer with skills, know-how, or unique expertise, the responsibility imposed on the officer, changes that occurred in the responsibility imposed on the officer during the year, satisfaction with the officer’s performance, assessing the officer’s ability to work in coordination and cooperation with other employees of the Company, the officer’s contribution to an appropriate control environment and ethical environment and such other elements as recommended by the Compensation Committee and approved by the Board. Based on our Compensation Policy and the peer group surveys conducted in 2013 and 2015, the Compensation Committee established the following annual cash incentive bonus structure for Messrs. Vento, Gordo and Reed applicable for each of them during the year ended December 31, 2016 under the terms of their employment agreements.

Executive	Target/Maximum Annual Bonus	Bonus Milestones:	Bonus Payout Levels
Gerald Vento	Target of $500,000	50% based on meeting at least 80% and up to 120% of target revenue for the year	Revenue: Range from 35% to 200% of the target annual bonus.
		50% based on meeting at least 80% and up to 120% of target EBITDA for the year	EBITDA: Range from 35% to 200% of the target annual bonus.
Jose Gordo	Target of $175,000	50% based on meeting at least 80% and up to 120% of target revenue for the year	Revenue: Range from 35% to 200% of the target annual bonus.
		50% based on meeting at least 80% and up to 120% of target EBITDA for the year	EBITDA: Range from 35% to 200% of the target annual bonus.
Keith Reed	Maximum of $200,000	40% based on meeting at least 80% of target revenue for the year	N/A
40% based on meeting at least 80% of target EBITDA for the year
20% based on subjective criteria

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The term “EBITDA” when used to describe the financial performance measure for the annual cash incentive bonus means earnings before interest expense, income taxes, depreciation and amortization.

The amount, if any, of annual cash incentive bonus to be paid to Messrs. Vento, Gordo and Reed as a result of the achievement of bonus milestones during the year ended December 31, 2016 cannot presently be determined. It is estimated that the Compensation Committee will make such determination in March 2017, at which time such amounts, if any, will be reviewed and approved by the Compensation Committee and disclosed by the Company in a Current Report on Form 8-K.

Dr. Yuen Wah Sing was not eligible to participate in the annual cash incentive bonus program described above but was eligible to be awarded a discretionary bonus. Dr. Sing resigned from his officer position with the Company effective July 15, 2016 and as a result did not receive an annual discretionary cash bonus for the year ended December 31, 2016.

Sales Commissions

Under our Compensation Policy, we may pay our officers, sale and other commissions based on a pre-determined commission plan, which commissions will be considered part of the officer’s aggregate compensation package subject to limitations in the Compensation Policy. None of our Named Executive Officers received commissions for the year ended December 31, 2016.

Grants of Restricted Stock and Ordinary Share Options

Equity compensation consists of periodic grants of restricted stock and options exercisable for ordinary shares to certain of our executives under our magicJack VocalTec Ltd. 2013 Stock Incentive Plan, as amended, and our magicJack VocalTec Ltd. 2013 Israeli Stock Incentive Plan, as amended, (together the “2013 Plans”), to provide additional incentive to work to maximize long-term total return to shareholders. Award levels are determined based on market data and may vary among participants based on their positions within the Company, assessment of job performance, and other factors, including the terms of their employment agreements with the Company. A committee appointed by the Board is specified to act as the plan administrator. In 2016, our Board of Directors administered the plan directly and not through a committee.

No grants of stock options or restricted stock were made to the Named Executive Officers during 2016. On December 1, 2015, the Board awarded Mr. Gordo 192,926 shares of restricted stock and 499,307 ordinary share options in connection with Mr. Gordo’s agreement to enter into a new Employment Agreement with the Company effective as of January 1, 2016. On December 1, 2015, the Board awarded Mr. Reed 192,926 shares of restricted stock and 499,307 ordinary share options in connection with Mr. Reed’s acceptance of the position of General Manager - Senior Vice President Enterprise effective as of December 1, 2015. No grants of restricted stock or options were made to Mr. Vento or Dr. Sing during 2015.

Benefits

We provide various employee benefit programs to our executive officers, including: (i) medical and dental insurance benefits for our U.S. based employees, and (ii) a defined contribution retirement plan for our Israeli employees. These benefits are generally available to all full-time employees of our Company based on their location.

Compensation Related Actions for 2017

On December 29, 2016, the Board of Directors of the Company upon the Compensation Committee’s recommendation approved, subject to shareholder approval at the Annual Meeting, an extension of the term of Mr. Vento’s employment with the Company under the terms of his Executive Employment Agreement with the Company dated January 1, 2013, as amended by Amendment to Executive Employment Agreement, dated as of July 15, 2015 (collectively, the “Vento Employment Agreement”) such that Mr. Vento would continue to serve as the Company’s President and Chief Executive Officer through the earlier of June 30, 2017 or the date the Company appointed a President and Chief Executive Officer to replace Mr. Vento (the “Second Amendment”) upon the same compensation terms as are set forth in the Vento Employment Agreement. Compensation in connection with Mr. Vento’s extension of employment under the Second Amendment will not be paid until shareholder approval is received, at which time all accrued compensation will be paid to Mr. Vento.

The Board of Directors also proposed that the Company enter into a consulting agreement with Mr. Vento effective as of the date immediately following the separation date under the Vento Employment Agreement as extended by the Second Amendment (the “Consulting Agreement”) in lieu of any severance to be provided to Mr. Vento on the separation date, as an inducement for Mr. Vento to execute the Second Amendment, for Mr. Vento to continue to serve as the Company’s President and CEO through the separation date and to smoothly transition Mr. Vento’s duties to the Company’s new President and CEO.  The Company will be obligated to enter into the Consulting Agreement with Mr. Vento unless Mr. Vento voluntarily terminates his employment with the Company, dies or becomes disabled or is terminated for cause, as defined in the Vento Employment Agreement, in each case prior to the separation date under the Second Amendment.

The Consulting Agreement provides that Mr. Vento will perform certain professional consulting services for the Company.  In consideration for Mr. Vento’s professional consulting services, the Company will pay Mr. Vento a consulting fee of $83,333.33 per month.  The term of the Consulting Agreement will commence as of March 10, 2017, subject to shareholder approval of the Consulting Agreement at the 2016 Meeting, and will continue until the first anniversary of the effective date of the Consulting Agreement.  If the Consulting Agreement is terminated by the Company without cause, Mr. Vento will be entitled to a termination payment equal to the full amount payable under the Consulting Agreement as if the agreement was not terminated.

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Summary Compensation Table

The table below summarizes the total compensation earned by each of our Named Executive Officers and Mr. McDonald for the fiscal years ended December 31, 2016, 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)		(j)

Gerald Vento
Former Chief Executive	2016	500,000	-	-	-	-	-		500,000
Officer, and	2015	500,000	-	-	-	706,063	-		1,206,063
President	2014	500,000	-	-	-		-		500,000

Jose Gordo
Chief	2016	350,000	-	-	-	-	4,269	(3)	354,269
Financial	2015	325,000	-	1,800,000	1,801,138	211,819	-		4,137,957
Officer	2014	325,000	-	-	-	-	-		325,000

Dr. Yuen Wah Sing
Former President -	2016	135,417	-	-	-	-	2,718	(5)	138,135
TigerJet,	2015	240,048	-	-	-	-	4,051	(5)	244,099
Director(4)	2014	240,048	-	-	825,594	-	5,824	(5)	1,071,466

Keith Reed
Former GM - Senior Vice	2016	350,000	-	-	-	-	9,758	(7)	359,758
President	2015	29,167	-	1,800,000	1,801,138	-	-		3,630,305
Enterprise(6)	2014	-	-	-	-	-	-		-

Timothy McDonald
Former Chief	2016	-	-	-	-	-	33,220	(9)	33,220	(9)
Operating	2015	152,564	-		-	-	634,739	(9)	787,303	(9)
Officer(8)	2014	350,000	-	-	-	-	8,327	(9)	358,327	(9)

(1)	The amounts in these columns reflect the aggregate grant date fair value of the stock awards computed based on the closing adjusted price as of the grant date and for option awards computed based on the Black-Scholes value as of the grant date in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Stock-based Compensation.” For additional information, see notes 11 and 12 to the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
(2)	The amount, if any, of annual cash incentive bonus to be paid to Messrs. Vento, Gordo and Reed as a result of the bonus milestones achieved during the year ended December 31, 2016 cannot presently be determined. It is estimated that such determination will be made during March 2017, at which time such amounts, if any, will be disclosed by the Company in a Current Report on Form 8-K. The amounts in 2015 represent the annual cash incentive bonuses paid in 2016 to Messrs. Vento and Gordo based on the bonus milestones achieved during the year ended December 31, 2015. There were no annual cash incentive bonuses paid in 2015 to Messrs. Vento and Gordo as the bonus milestones were not achieved during the year ended December 31, 2014.
(3)	Mr. Gordo received $4,269 in health-related benefits in 2016.
(4)	Dr. Sing resigned from the Company effective July 15, 2016.
(5)	Dr. Sing received $2,718, $4,051 and $5,824 in health-related benefits in 2016, 2015 and 2014, respectively.
(6)	Mr. Reed resigned from the Company effective February 3, 2017.
(7)	Mr. Reed received $9,758 in health-related benefits in 2016.
(8)	Mr. McDonald’s employment with the Company was terminated effective June 5, 2015. Mr. McDonald’s compensation information is included in the Summary Compensation Table and other compensation tables herein solely for the purpose of complying with the Companies Law, which requires the disclosure in this proxy statement of the compensation of the five highest compensated “office holders” of the Company for the fiscal years covered by the financial statements accompanying this proxy statement or to be sent subsequently to shareholders. Mr. McDonald’s former position as Chief Operating Officer falls within the definition of “office holders” under the Companies Law. Although Mr. McDonald was a Named Executive Officer for the fiscal year ended December 31, 2015, he was not a Named Executive Officer for the fiscal year ended December 31, 2016 as defined under Item 402 of Regulation S-K as he was no longer an executive officer or an employee of the Company during the fiscal year ended December 31, 2016.
(9)	Mr. McDonald received $29,667 in consulting fees and $3,553 in health-related benefits in 2016. Mr. McDonald received $500,000 in severance, $120,000 in consulting fees and $14,739 in health-related benefits in 2015. Mr. McDonald received $8,327 in health-related benefits in 2014.

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2016 Grants of Plan-Based Awards

The table below sets forth information regarding grants of plan-based awards made to our Named Executive Officers and Mr. McDonald during the year ended December 31, 2016.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Threshold ($)	Target ($)	Maximum ($)
Gerald Vento	175,000	500,000	1,000,000
Jose Gordo	61,250	175,000	350,000
Dr. Yuen Wah Sing	-	-	-
Keith Reed	-	-	200,000

(1)	These columns reflect the threshold, target and maximum amounts that Messrs. Vento, Gordo and Reed were eligible to receive under our annual cash incentive bonus plan with respect to fiscal year 2016. As of the time of filing this proxy statement, the actual incentive plan award payment, if any, for Messrs. Vento, Gordo and Reed based on the bonus milestones achieved during the year ended December 31, 2016 cannot presently be determined. It is estimated that such determination will be made during March 2017, at which time such amounts, if any, will be disclosed by the Company in a Current Report on Form 8-K. Dr. Sing was not eligible to receive an award under the annual cash incentive bonus plan for fiscal year 2016. Mr. McDonald’s employment with the Company was terminated effective June 5, 2015 and as a result Mr. McDonald was not eligible to receive an award under the annual cash incentive bonus plan for fiscal year 2016.

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Outstanding Equity Awards and Stock Vesting

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding equity-based awards held by our Named Executive Officers and Mr. McDonald as of December 31, 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Gerald Vento	722,782	-	14.95	07/02/18	-	-
Jose Gordo(3)	296,031	-	17.63	07/02/18	163,521	1,120,119
	166,436	332,871	9.33	12/01/20	-	-
Dr. Yuen Wah Sing(4)	66,667	33,333	19.23	04/22/19	-	-
Keith Reed(3)	166,436	332,871	9.33	12/31/20	128,617	881,026
Timothy McDonald(5)	-	-	-	-	-	-

(1)	All shares in this column consist of restricted stock awards. Of the shares of restricted stock granted to Mr. Gordo, 34,904 of the shares related to pre-employment services have a restriction on vesting based on the Company’s stock price reaching certain targets, these targets were not met so Mr. Gordo’s shares under this grant have not vested. If the stock price target is met, these shares will vest prospectively. With respect to Mr. Gordo’s restricted stock awards, one third of his restricted stock award vested on December 31, 2016 and the remaining shares of restricted stock will vest in one-half increments annually at each of December 31, 2017 and 2018. With respect to Mr. Reed’s restricted stock award, one-third of his restricted stock award vested on December 31, 2016. Due to Mr. Reed’s departure from the Company, the remaining shares of restricted stock that were originally scheduled to vest in one-half increments annually at each of December 31, 2017 and 2018 will no longer vest.
(2)	Amounts in this column have been calculated using an assumed stock price of $6.85, the closing price of our ordinary shares on December 30, 2016, the last business day of our fiscal year 2016.
(3)	For Mr. Gordo, the remaining unvested stock options are scheduled to vest in annual increments on December 31, 2017 and 2018. For Mr. Reed, the remaining unvested stock options that were originally scheduled to vest in annual increments on December 31, 2017 and 2018 will no longer vest due to his departure from the Company.
(4)	The remaining unvested stock options are scheduled to vest on April 23, 2017.
(5)	Mr. McDonald’s employment with the Company was terminated effective June 5, 2015 and as a result Mr. McDonald does not own any stock options or restricted stock awards that have not vested as of December 31, 2016.

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Option Exercises and Stock Vested

The Named Executive Officers and Mr. McDonald did not exercise any stock options during the year ended December 31, 2016. The following table sets forth certain information regarding the vesting of shares of our restricted stock for each of our Named Executive Officers and Mr. McDonald during 2016.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Gerald Vento	-	-
Jose Gordo	64,309	440,517
Dr. Yen Wah Sing	-	-
Keith Reed	64,309	440,517
Timothy McDonald(2)	-	-

(1)	The aggregate dollar amount realized by the Named Executive Officer upon the vesting of shares of our restricted stock was computed by multiplying the number of shares of our restricted stock that vested by the market value of the underlying shares on the last date the market was open prior to the vesting date of December 31, 2016. The amount was calculated using an assumed stock price of $6.85, the closing price of our ordinary shares on December 30, 2016, the last business day prior to the vesting date of December 31, 2016.
(2)	Mr. McDonald’s employment with the Company was terminated effective June 5, 2015. Mr. McDonald did not exercise any stock options during the year ended December 31, 2016 and did not have any shares of restricted stock vest during the year ended December 31, 2016.

Pension Benefits and Nonqualified Deferred Compensation

None of our Named Executive Officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us, neither do any of our Named Executive Officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Employment Agreements and Potential Payments Upon Termination or Change of Control

Vento Agreement

On April 2, 2013, the Company entered into a definitive employment agreement and compensation arrangement with Gerald Vento (the “Vento Agreement”), in connection with his services as President and Chief Executive Officer of the Company. Under the terms of the Vento Agreement, Mr. Vento’s compensation was retroactive to January 1, 2013 to coincide with Mr. Vento’s start date as Chief Executive Officer.

The term of employment was initially for three years, beginning on January 1, 2013, but it was extended for an additional year through December 31, 2016 as recommended by the Compensation Committee and Board and approved by the Company’s shareholders at its 2015 annual general meeting of shareholders. Additionally, the Compensation Committee and the Board have approved the Second Amendment to Mr. Vento’s term of employment through the earlier of June 30, 2017 or the date the Company hires a new President and Chief Executive Officer to replace Mr. Vento, subject to shareholder approval as described under Proposal 5. Compensation in connection with Mr. Vento’s extension of employment under the Second Amendment will not be paid until shareholder approval is received, at which time all accrued compensation will be paid.

Mr. Vento is paid an annual base salary of $500,000, subject to review each calendar year and possible increases in the sole discretion of the Board. Mr. Vento also received a signing bonus of $500,000 in 2013. For each fiscal year of employment during which the Company employs Mr. Vento, he shall be eligible to receive a bonus based on the Company meeting certain performance criteria. Mr. Vento’s target annual bonus equals his annual base salary (the “Target Annual Bonus”). The annual bonus ranges from 35% to 200% of the Target Annual Bonus. The annual bonus formula and performance criteria for each fiscal year is based: (i) 50% on the Company meeting at least 80% and up to 120% of its target revenue for the fiscal year; and (ii) 50% on the Company meeting at least 80% and up to 120% of its target EBITDA for the fiscal year.

Except as described below, Mr. Vento will only be entitled to receive an annual bonus if he is employed by the Company pursuant to the Vento Agreement at the close of business on the last day of the applicable fiscal year with respect to the Annual Bonus.

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Mr. Vento was granted stock options to purchase an aggregate of 722,782 shares of the Company’s ordinary shares at an exercise price of $14.95, which was the fair market value of the Company’s ordinary shares on the date of grant (the “Vento Options”). In addition, Mr. Vento was granted 80,267 shares of restricted stock (the “Vento Restricted Stock”). All of the Vento Options and Vento Restricted Stock were fully vested as of December 31, 2015. The Vento Options will expire immediately upon termination of Mr. Vento’s employment for Cause, and six months after termination of Mr. Vento’s service (including service as a Board member or consultant to the Company) for any reason other than Cause. The Vento Restricted Stock and any shares acquired through exercise of the Vento Options are subject to sale restrictions, as more particularly set forth in the agreements granting those equity interests. Mr. Vento did not receive any equity compensation when the term of the Vento Agreement was extended through December 31, 2016 nor when the term of the Vento Agreement was extended through the earlier of June 30, 2017 or the date the Company hires a new President and Chief Executive Officer to replace Mr. Vento.

As in effect on December 31, 2016, either Mr. Vento or the Company may terminate Mr. Vento’s employment under the Vento Agreement for any reason upon not less than 30 days prior written notice:

(i)	Upon termination of Mr. Vento’s employment prior to a Change of Control, by Mr. Vento for Good Reason or by the Company without Cause (as defined in the Vento Agreement), Mr. Vento will be entitled to a termination payment equal to the sum of (a) Mr. Vento’s annual base salary at the time of such termination and (b) Mr. Vento’s Target Annual Bonus for the fiscal year in which his employment is terminated (as if the applicable performance criteria have been met at the level that would result in payment of the Target Annual Bonus at the 100% level irrespective of whether or not that is the case);

(ii)	Upon termination of Mr. Vento’s employment by the resignation of Mr. Vento without Good Reason or by the Company with Cause, death or disability or for any other reason except as provided in the immediately preceding paragraph above or the immediately following paragraphs below, Mr. Vento will be due no further compensation other than what is due and owing through the effective date of Mr. Vento’s resignation or termination (including any Annual Bonus that may be due and payable to Mr. Vento);

(iii)	If upon or within six months subsequent to a Change of Control, Mr. Vento’s employment is terminated by Mr. Vento for Good Reason or by the Company without Cause, Mr. Vento will be entitled to and paid a termination payment equal to three times the sum of (a) Mr. Vento’s annual base salary at the time of such termination and (b) Mr. Vento’s Target Annual Bonus for the fiscal year in which his employment is terminated (as if the applicable performance criteria have been met at the level that would result in payment of the Target Annual Bonus at the 100% level irrespective of whether or not that is the case); or

(iv)	If Mr. Vento’s employment is terminated by Mr. Vento for Good Reason or by the Company without Cause 180 days prior to the Company’s execution of an agreement which, if consummated, would constitute a Change of Control, then upon consummation of such Change of Control, Mr. Vento will receive an additional payment equal to the difference between (a) the change of control termination payment described in clause (iii) and (b) any termination payment previously provided to Mr. Vento as described in clause (i).

The election of the Carnegie Nominees in Proposal 1.B would constitute a Change of Control under the Vento Agreement, if the extension to the Vento Agreement is approved by the shareholders at the 2016 Meeting. Mr. Vento will be entitled to the Severance Payment (as defined in the Vento Agreement) upon the occurrence of both a Change of Control and a qualifying termination of employment, which we refer to as a double-trigger arrangement, and Mr. Vento executes and delivers to the Company a general release of claims upon terms described in the Vento Agreement. The Company will deliver to Mr. Vento a copy of the release after the Company’s termination of Mr. Vento’s employment without Cause or Mr. Vento’s termination of employment for Good Reason.

Mr. Vento agrees during the term of his employment and until two years after termination of employment, (A) he will not engage in any business or activity which is the same as or competitive with any business or activity conducted by the Company or any of its majority owned subsidiaries or (B) become an officer, employee or consultant of or otherwise assume a substantial role or relationship with, any governmental entity, agency or political subdivision that is a client or customer of the Company or any subsidiary or affiliate of the Company, provided that Mr. Vento may invest in securities of any public company so long as he does not beneficially own more than 5% of the class of public securities. During the period of Mr. Vento’s employment and until three years after the termination of employment, Mr. Vento will not, without the Company’s prior written consent, seek to employ or otherwise seek the services of any employee or consultant of the Company or any of its majority-owned subsidiaries. Mr. Vento also agrees to restrictive covenants with respect to confidentiality and work product.

In connection with the Second Amendment, the Board of Directors also proposed that the Company enter into the Consulting Agreement with Mr. Vento effective as of March 10, 2017, the date following the separation date under the Vento Employment Agreement as extended by the Second Amendment in lieu of any severance to be provided to Mr. Vento on the separation date, as an inducement for Mr. Vento to execute the Second Amendment, for Mr. Vento to continue to serve as the Company’s President and CEO through the separation date and to smoothly transition Mr. Vento’s duties to the Company’s new President and CEO.  The Company will be obligated to enter into the Consulting Agreement with Mr. Vento unless Mr. Vento voluntarily terminates his employment with the Company, dies or becomes disabled or is terminated for cause, as defined in the Vento Employment Agreement, in each case prior to the separation date under the Second Amendment.

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The Consulting Agreement provides that Mr. Vento will perform certain professional consulting services for the Company.  In consideration for Mr. Vento’s professional consulting services, the Company will pay Mr. Vento a consulting fee of $83,333.33 per month.  The term of the Consulting Agreement will commence on the separation date under the Second Amendment and will continue until the first anniversary of the effective date of the Consulting Agreement.  The term of the Consulting Agreement may be terminated by Mr. Vento or the Company upon 30 days advance written notice or by the Company immediately for cause as defined in the Consulting Agreement.  If the Consulting Agreement is terminated by the Company without cause, Mr. Vento will be entitled to a termination payment equal to the full amount payable under the Consulting Agreement as if the agreement was not terminated.  If the Consulting Agreement is terminated by the Company for cause, by Mr. Vento for any reason, or upon his death or disability, Mr. Vento will be due no further compensation other than what is due and owing through the effective time of the termination.

Gordo Agreement

On May 8, 2013, the Company entered into an executive employment agreement with Jose Gordo, effective as of May 10, 2013 relating to his service as Chief Financial Officer of the Company. The term of employment under the executive employment agreement with Mr. Gordo was from May 10, 2013 through December 31, 2015.

Mr. Gordo entered into a new Employment Agreement with the Company on December 1, 2015 with an effective date of January 1, 2016 through December 31, 2018 under which he will continue to serve as the Company’s Chief Financial Officer (the “2016 Gordo Agreement”). Pursuant to the 2016 Gordo Agreement, Mr. Gordo will receive an annual base salary in the amount of $350,000 subject to review each calendar year and possible increases in the sole discretion of the Board. For each fiscal year of employment under the 2016 Gordo Agreement, Mr. Gordo will be eligible to receive an Annual Bonus based on the Company meeting certain performance criteria. Mr. Gordo’s Target Annual Bonus will be $175,000, subject to review each calendar year and possible increase in the sole discretion of the Board. The Annual Bonus ranged from 35% to 200% of the Target Annual Bonus. The Annual Bonus formula and performance criteria for each fiscal year was based: (i) 50% on the Company meeting at least 80% and up to 120% of its target revenue for the fiscal year; and (ii) 50% on the Company meeting at least 80% and up to 120% of its target EBITDA for the fiscal year.

Except as described below, Mr. Gordo will only be entitled to receive an Annual Bonus if he is employed by the Company pursuant to the 2016 Gordo Agreement at the close of business on the last day of the applicable fiscal year with respect to the Annual Bonus.

Mr. Gordo was granted stock options to purchase 499,307 shares of the Company’s ordinary shares at an exercise price of $9.33, which was the fair market value of the Company’s ordinary shares on December 1, 2015, the date of grant (the “2015 Options”). In addition, Mr. Gordo was granted 192,926 shares of restricted stock (the “2015 Restricted Stock”) on December 1, 2015. The 2015 Options and 2015 Restricted Stock are scheduled to vest as follows: one-third of the 2015 Options and 2015 Restricted Stock vested on December 31, 2016, and one-third will vest on each of December 31, 2017 and December 31, 2018, respectively, subject to Mr. Gordo’s continued employment by the Company. In the event that Mr. Gordo’s employment is terminated by the Company without “Cause” or by Mr. Gordo for “Good Reason” (as such terms are defined in the agreements granting those equity interests), Mr. Gordo will be credited with service through the date that is three months after the termination date (the “Final Vesting Date”), and the 2015 Restricted Stock and 2015 Options will vest on a pro-rata basis through the Final Vesting Date. By way of example only, if Mr. Gordo’s employment is terminated by the Company without Cause or by Mr. Gordo for Good Reason on June 1, 2017, he will be credited with service through August 30, 2017, and 20/36th of the Restricted Stock and Options will be vested, representing (a) (i) 17 months of employment (through May 31, 2017), plus (ii) an additional three months, divided by (b) the 36 month vesting schedule. In addition, all unvested 2015 Options and 2015 Restricted Stock in the Company will immediately become 100% vested upon a Change of Control (as defined in the 2016 Gordo Agreement). The 2015 Options will expire immediately upon termination of Mr. Gordo’s employment for Cause, or six months after termination of Mr. Gordo’s service (including service as a consultant to the Company) for any reason other than Cause. The 2015 Restricted Stock and any shares purchased through exercise of the 2015 Options are subject to sale restrictions as more particularly set forth in the agreements granting those equity interests.

Mr. Gordo was also granted stock options to purchase 256,151 shares of the Company’s ordinary shares at an exercise price of $17.63, which was the fair market value of the Company’s ordinary shares on July 3, 2013, the date of grant (the “2013 Options”). In addition, Mr. Gordo was granted 27,634 shares of restricted stock (the “2013 Restricted Stock”) on July 3, 2013. The 2013 Options and 2013 Restricted Stock were fully vested as of December 31, 2015. Furthermore, Mr. Gordo was granted 39,880 ordinary share options at an exercise price of $17.63 (the “Prior Service Options”) and 52,356 shares of restricted stock for services provided to the Company prior to his employment by the Company (the “Prior Service RSUs”) on July 3, 2013. The Prior Service Options were fully vested as of December 31, 2015. The Prior Service RSUs were scheduled to vest in full on December 31, 2015, however, the shares have a vesting schedule based on the Company’s stock price reaching certain targets. In the event that the targets are not met, the vesting is deferred until the targets are reached. In the event that Mr. Gordo’s employment is terminated by the Company without “Cause” or by Mr. Gordo for “Good Reason,” or the Company experiences a Change of Control prior to termination of Mr. Gordo’s termination of employment (as such terms are defined in Mr. Gordo’s Restricted Stock Agreement), the Prior Service RSUs will fully vest. The 2013 Options and Prior Service Options will expire immediately upon termination of Mr. Gordo’s employment for Cause, six months after termination of Mr. Gordo’s service (including service as a consultant to the Company) for any reason other than Cause. The 2013 Restricted Stock, the Prior Services RSUs and any shares purchased through exercise of the 2013 Options or Prior Service Options are subject to sale restrictions as more particularly set forth in the agreements granting those equity interests.

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Either Mr. Gordo or the Company may terminate Mr. Gordo’s employment under the 2016 Gordo Agreement for any reason upon not less than 30 days prior written notice:

(i)	Upon termination prior to a Change of Control by the Company without Cause or by Mr. Gordo for Good Reason, each as defined in the Gordo Agreement, Mr. Gordo will be entitled to a termination payment equal to the sum of (a) Mr. Gordo’s annual base salary at the time of such termination and (b) Mr. Gordo’s Target Annual Bonus for the fiscal year in which his employment is terminated (as if the applicable performance criteria have been met at the level that would result in payment of the Target Annual Bonus at the 100% level irrespective of whether or not that is the case);

(ii)	Upon termination of Mr. Gordo’s employment by the resignation of Mr. Gordo without Good Reason or by the Company with Cause, death or disability or for any other reason except as provided in the immediately preceding paragraph above or the immediately following paragraphs below, Mr. Gordo will be due no further compensation other than what is due and owing through the effective date of Mr. Gordo’s resignation or termination (including any Annual Bonus that may be due and payable to Mr. Gordo);

(iii)	If upon or within six months subsequent to a Change of Control, Mr. Gordo’s employment is terminated by Mr. Gordo for Good Reason or by the Company without Cause, Mr. Gordo will be entitled to and paid a termination payment equal to three times the sum of (a) Mr. Gordo’s annual base salary at the time of such termination and (b) Mr. Gordo’s Target Annual Bonus for the fiscal year in which his employment is terminated (as if the applicable performance criteria have been met at the level that would result in payment of the Target Annual Bonus at the 100% level irrespective of whether or not that is the case); or

(iv)	If Mr. Gordo’s employment is terminated by Mr. Gordo for Good Reason or by the Company without Cause 180 days prior to the Company’s execution of an agreement which, if consummated, would constitute a Change of Control, then upon consummation of such Change of Control, Mr. Gordo will receive an additional payment equal to the difference between (a) the change of control termination payment described in clause (iii) and (b) any termination payment previously provided to Mr. Gordo as described in clause (i).

The election of the Carnegie Nominees in Proposal 1.B would constitute a Change of Control under the 2016 Gordo Agreement. Mr. Gordo will be entitled to the Severance Payment (as defined in the 2016 Gordo Agreement) upon the occurrence of both a Change of Control and a qualifying termination of employment, which we refer to as a double-trigger arrangement, and Mr. Gordo executes and delivers to the Company a general release of claims upon terms described in the 2016 Gordo Agreement. The Company will deliver to Mr. Gordo a copy of the release after the Company’s termination of Mr. Gordo’s employment without Cause or Mr. Gordo’s termination of employment for Good Reason.

Mr. Gordo agrees during the term of his employment and until two years after termination of employment, (A) he will not engage in any business or activity which is the same as or competitive with any business or activity conducted by the Company or any of its majority owned subsidiaries or (B) become an officer, employee or consultant of or otherwise assume a substantial role or relationship with, any governmental entity, agency or political subdivision that is a client or customer of the Company or any subsidiary or affiliate of the Company, provided that Mr. Gordo may invest in securities of any public company so long as he did not beneficially own more than 5% of the class of public securities. During the period of Mr. Gordo’s employment and until three years after the termination of employment, Mr. Gordo will not, without the Company’s prior written consent, seek to employ or otherwise seek the services of any employee or consultant of the Company or any of its majority-owned subsidiaries. Mr. Gordo also agrees to restrictive covenants with respect to confidentiality and work product.

Reed Agreement

On December 1, 2015, the Company entered into an executive employment agreement with Keith Reed, effective as of December 1, 2015 (the “Reed Agreement”), relating to his service as General Manager - Senior Vice President Enterprise (“GM”) of the Company.

The term of employment was from December 1, 2015 through December 31, 2018 but Mr. Reed departed from the Company effective February 3, 2017. Pursuant to the Reed Agreement, Mr. Reed received an annual base salary in the amount of $350,000 that was subject to review each calendar year with possible increases in the sole discretion of the Board. For 2016, Mr. Reed was eligible to receive an Annual Bonus based on the Company meeting certain performance criteria. Mr. Reed’s maximum annual bonus potential was $200,000, subject to review each calendar year and possible increase in the sole discretion of the Board. The Annual Bonus formula and performance criteria for each fiscal year was to be based on criteria agreed to by the Company’s Chief Executive Officer and Mr. Reed and approved by the Company’s Compensation Committee and Board of Directors. The Annual Bonus Criteria for the Annual Bonus to be earned for calendar year 2016 was based on: (i) 40% on the Company meeting at least 80% of its target revenue for the fiscal year; (ii) 40% on the Company meeting at least 80% of its target EBITDA for the fiscal year; and (iii) 20% on subjective criteria.

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Except as described below, Mr. Reed was only entitled to receive an Annual Bonus if he was employed by the Company pursuant to the Reed Agreement at the close of business on the last day of the applicable fiscal year with respect to the Annual Bonus.

Mr. Reed was granted stock options to purchase 499,307 shares of the Company’s ordinary shares at an exercise price of $9.33, which was the fair market value of the Company’s ordinary shares on December 1, 2015, the date of grant (the “Reed Options”). In addition, Mr. Reed was granted 192,926 shares of restricted stock (the “Reed Restricted Stock”). The Reed Options were scheduled to vest as follows: (i) 16 2/3% of the Reed Options on December 31, 2016, December 31, 2017 and December 31, 2018 and (ii) on the date of communicating the amount of the annual bonus for calendar year 2016, 2017 and 2018, and an additional amount shall vest equal to 16 2/3% multiplied by the percentage of the maximum annual bonus target paid for the applicable calendar year. One third of the Restricted Stock vested on December 31, 2016 and the remaining Restricted Stock was scheduled to vest in one-third increments on December 31, 2017 and 2018. In the event that Mr. Reed’s employment would have been terminated by the Company without “Cause” or by Mr. Reed for “Good Reason” upon or within 6 months subsequent to a “Change of Control,” full acceleration of options other than those options that previously failed to vest as described in the second (ii) item above and all of the restricted stock would have vested. The Reed Restricted Stock and any shares purchased through exercise of the Reed Options would have been subject to sale restrictions as more particularly set forth in the agreements granting those equity interests.

Either Mr. Reed or the Company could have terminated Mr. Reed’s employment under the Reed Agreement for any reason upon not less than 30 days prior written notice:

(i)	Upon termination by the Company without Cause or by Mr. Reed for Good Reason, each as defined in the Reed Agreement, Mr. Reed would have been entitled to a termination payment equal to the sum of Mr. Reed’s annual base salary at the time of such termination; or

(ii)	Upon termination of Mr. Reed’s employment by the resignation of Mr. Reed without Good Reason or by the Company with Cause, death or disability or for any other reason except as provided in the immediately preceding paragraph above or the immediately following paragraphs below, Mr. Reed would be due no further compensation other than what is due and owing through the effective date of Mr. Reed’s resignation or termination (including any Annual Bonus that may be due and payable to Mr. Reed).

Mr. Reed terminated his employment with the Company effective February 3, 2017. Mr. Reed will not receive any severance payment or accelerated vesting of his options or restricted stock as a result of his departure from the Company.

Mr. Reed agreed during the term of his employment and until one year after termination of employment, he would not, directly or indirectly, either (i) on his own behalf or as a partner, officer, director, trustee, executive, agent, consultant or member of any person, firm or corporation, or otherwise, enter into the employ of, render any service to, or engage in any business or activity which is the same as or competitive with any business or activity conducted by the Company or any of its majority-owned subsidiaries, or (ii) become an officer, employee or consultant of, or otherwise assume a substantial role or relationship with, any governmental entity, agency or political subdivision that is a client or customer of the Company or any subsidiary or affiliate of the Company; provided, however, that the foregoing shall not be deemed to prevent the GM from investing in securities of any company having a class of securities which is publicly traded, so long as through such investment holdings in the aggregate, the GM is not deemed to be the beneficial owner of more than 5% of the class of securities that is so publicly traded. During the period of Mr. Reed’s employment and until two years after the termination of employment, Mr. Reed will not, without the Company’s prior written consent, directly or indirectly, on his own behalf or as a partner, shareholder, officer, executive, director, trustee, agent, consultant or member of any person, firm or corporation or otherwise, seek to employ or otherwise seek the services of any employee or consultant of the Company or any of its majority-owned subsidiaries. Mr. Reed also agrees to restrictive covenants with respect to confidentiality and work product.

Change of Control Provisions

Except as described above, during the fiscal year ended December 31, 2016, none of our Named Executive Officers had any contract, agreement, plan, or arrangement that provides payments as a result of termination of employment, change in responsibilities of such executive, or change of control of the Company.

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Potential Payments Upon Termination or Change of Control

Under the individual employment agreements of our Named Executive Officers, upon certain termination events occurring prior to, upon or subsequent to a Change of Control or certain termination events by themselves as described above, each Named Executive Officer would have been entitled to receive the following estimated payments at December 31, 2016. The election of the Carnegie Nominees in Proposal 1.B would constitute a Change of Control under the agreements with Mr. Vento and Mr. Gordo. Dr. Sing did not have an employment agreement in place with the Company and as a result is not entitled to receive change of control payments. Mr. McDonald’s employment with the Company was terminated effective June 5, 2015. Mr. McDonald received $500,000 in severance in 2015 as disclosed in the Summary Compensation Table above. The disclosed amounts below are estimates only and do not necessarily reflect the actual amounts that would be paid to our Named Executive Officers, which would only be known definitively at the time that they become eligible for payment and would only be payable if a Change of Control or termination, as applicable, would occur. The table reflects the amount that could be payable to our Named Executive Officers, assuming that the termination of the Named Executive Officers employment, and, if applicable, the Change of Control, occurred at December 31, 2016:

Name	Severance Amount ($)(1)	Early Vesting of Stock Options ($)(2)	Early Vesting of Restricted Stock Units ($)(3)	Total ($)

Gerald Vento	3,000,000	-	-	3,000,000
Jose Gordo	1,575,000	-	881,026	2,456,026
Keith Reed	350,000	-	881,026	1,231,026

(1)	The severance amounts represent the maximum amounts payable under the senior executives’ change in control provisions of their employment agreements in the case of Messrs. Vento and Gordo. These agreements provide that severance be paid at three times the total of annual base compensation and targeted cash incentive bonus amounts for Messrs. Vento and Gordo. The severance amount represents one time annual base salary for Mr. Reed in the event of Mr. Reed’s termination of employment for Good Reason or the Company’s termination of Mr. Reed’s employment without cause.
(2)	Based on, if any, the excess of the closing price of the Company’s stock on December 30, 2016 ($6.85) over the exercise price of the stock options. As the share price on the measurement date was lower than the exercise price for the options, the acceleration of the vesting of stock options has no intrinsic value.
(3)	Based on the per share market price on the last business day of our most recent fiscal year (December 30, 2016) of $6.85 per share.

Compensation Committee Interlocks and Insider Participation

From January 1, 2016 through August 9, 2016, our Compensation Committee consisted of Tal Yaron-Eldar, Richard Harris, and Yoseph Dauber. From August 9, 2016 through December 31, 2016, our Compensation Committee consisted of Tal Yaron-Eldar, Richard Harris and Izhak Gross.

During 2016, none of the members of our Compensation Committee was an employee or officer of the Company. Further, during 2016, no Compensation Committee member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or our Compensation Committee.

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Director Compensation

The following table sets forth information with respect to compensation for the non-employee directors listed during the fiscal year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Richard Harris(1)	70,000	-	-	70,000
Donald A. Burns(2)	100,000	-	-	100,000
Yoseph Dauber(3)	42,339	-	-	42,339
Tal Yaron-Eldar(1)	70,000	-	-	70,000
Izhak Gross (4)	27,661			27,661

(1)	Messrs. Harris and Ms. Yaron-Eldar served on the Audit Committee and Compensation Committee for all of fiscal year 2016.
(2)	Mr. Burns has served as Chairman of the Board since January 1, 2013. As Chairman, Mr. Burns received $100,000 for his services for the year ended December 31, 2016.
(3)	Mr. Dauber retired from the Board of Directors on August 9, 2016.
(4)	Mr. Gross was appointed to the Board of Directors on August 9, 2016 to fill the vacancy caused by Mr. Dauber’s retirement. He has served on the Audit Committee and Compensation Committee since that date. As Mr. Gross has not been elected by the shareholders, he has not received any payment from the Company in accordance with Israeli law. If approved by shareholders, Mr. Gross will receive $27,661 related to 2016 as payment for his role on the Board since the effective date of his service.

During fiscal year 2016, the Company’s non-employee directors received the following compensation:

●	A fixed annual payment of $50,000 (to be paid quarterly) for service as a member of the Board, and $100,000 for the Chairman of the Board, plus, if applicable, a fixed annual payment of $20,000 (to be paid quarterly) for service as a member of each committee of the Board on which the director serves (the Audit Committee and Compensation Committee are to be considered one committee for these purposes), except for the Nomination and Governance Committee; provided, however, that the Chairman receives no additional fee for service on a committee.

●	Reimbursement of business expenses and travel and accommodation expenses incurred in the performance of duties as a member of the Board and/or any Board committee, including, for illustration purposes, business class flying tickets for overseas travels, suitable hotel accommodation, taxi and/or leased vehicles.

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The following report of the Compensation Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate the report by reference in any such filing.

REPORT OF THE COMPENSATION COMMITTEE

Our Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted, The Compensation Committee

Tal Yaron-Eldar
Izhak Gross
Richard Harris

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The following discussion and analysis contains information regarding the security ownership of certain shareholders of the Company, the Company Nominees and our named executive officers. For information related to the security ownership of Carnegie and the Carnegie Nominees, please see Proposal 1.B.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Ownership

The following table sets forth, as of March 10, 2017, the number of our ordinary shares, which constitute our only voting securities, beneficially owned by (i) all shareholders known to us to own more than 5% of our outstanding ordinary shares, and (ii) each of our directors and director nominees, (iii) each of our named executive officers, and (iv) by all of our current executive officers and directors as a group as of March 10, 2017. The data presented is based on information provided to us by the holders or disclosed in public filings with the SEC. The percentage of outstanding ordinary shares is based on 16,050,687 ordinary shares outstanding (excluding shares held in treasury) plus the ordinary shares issuable pursuant to ordinary share options and restricted share grants for each shareholder within 60 days of March 10, 2017.

Except where otherwise indicated, and except pursuant to community property laws, we believe, based on information furnished by such owners, that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares. The shareholders listed below do not have any different voting rights from any of our other shareholders.

	Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number (1)	Percent
Adam Street Partners, LLC(2) One North Wacker Drive, Suite 2200 Chicago, IL 60606	1,976,861	12.32%
Herbert C. Pohlmann Jr.(3) 1290 N. Ocean Blvd. Palm Beach, FL 33480	1,250,000	7.79%
Kanen Wealth Management LLC(4) 10141 Sweet Bay Ct. Parkland, FL 33076	1,109,164	6.91%
Renaissance Technologies LLC(5) 800 Third Ave New York, NY 10022	855,900	5.33%
Jose Gordo(6)	542,508	3.29%
Dr. Yuen Wah Sing(7)	290,306	1.80%
Gerald Vento(8)	939,949	5.60%
Donald A. Burns(9)	461,896	2.88%
Tal Yaron-Eldar(9)	17,000	*
Izhak Gross(10)	-	*
Richard Harris(9)	13,046	*
Keith Reed(11)	208,518	1.24%
Don Carlos Bell III	-	-
Alan Bradley Howe	-	-
Officers and directors as a group (8 persons)	2,473,223	14.13%

* Represents less than 1% of the outstanding ordinary shares

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting power with respect to ordinary shares. Unless otherwise indicated below, to our knowledge, all persons included in this table have sole voting and dispositive power with respect to their ordinary shares, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of ordinary shares deemed outstanding includes shares issuable upon settlement of restricted ordinary shares held by the respective person or group that will vest within 60 days of the date hereof and pursuant to ordinary share options held by the respective person or group that are currently exercisable or may be exercised within 60 days of the date hereof, which we refer to as presently exercisable ordinary share options.

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(2)	Information based on the Schedule 13G Amendment filed with the SEC on February 13, 2017 by Adams Street Partners, LLC. Adams Street Partners, LLC has sole voting power and dispositive power over the 1,976,861 shares that are held indirectly through the following funds: Adams Street 2007 Direct Fund, L.P.: 545,549; Adams Street 2008 Direct Fund, L.P.: 614,925; Adams Street 2009 Direct Fund, L.P.: 531,868; and Adams Street 2010 Direct Fund, L.P.: 284,519.
(3)	Information based on the Schedule 13D Amendment filed with the SEC on April 24, 2012 by Herbert Pohlmann.
(4)	Information based on the Schedule 13D Amendment filed with the SEC on February 3, 2017 by Kanen Wealth Management LLC and David L. Kanen. Kanen Wealth Management LLC and Mr. Kanen have shared voting power and dispositive power over 911,759 shares and Mr. Kanen has sole voting power and dispositive power over 197,405 shares. Kanen Wealth Management LLC is an investment manager for customer accounts to which it furnishes investment advice and Mr. Kanen is the managing member of Kanen Wealth Management LLC.
(5)	Information based on the Schedule 13G filed with the SEC on February 14, 20167 by Renaissance Technologies LLC (“RTC”) Renaissance Technologies Holdings Corporation (“RTHC”). RTC and RTCH have sole voting power over 661,697 shares, sole dispositive power over 822,850 shares, and shared voting power and dispositive power over 33,050 shares.
(6)	Includes 462,467 ordinary shares issuable pursuant to ordinary share options and restricted share grants.
(7)	Includes 100,000 ordinary shares issuable pursuant to ordinary share options.
(8)	Includes 722,782 ordinary shares issuable pursuant to ordinary share options.
(9)	Includes 2,332 ordinary shares issuable pursuant to ordinary share options.
(10)	Mr. Gross was appointed a director on August 9, 2016.
(11)	Includes 166,436 ordinary shares issuable pursuant to ordinary share options and restricted share grants.

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PROPOSAL 2

APPROVAL OF THE COMPANY’S AMENDED COMPENSATION POLICY

Under Amendment No. 20 to the Companies Law, which came into effect in December 2012 (“Amendment No. 20”), public companies, such as the Company, must adopt a compensation policy with respect to the terms of service and employment of their directors and officers. The compensation policy must be approved by (i) the Board upon the recommendation of the Compensation Committee and (ii) the shareholders of the Company, except under the circumstances described below. The provisions of Amendment No. 20 require that the compensation policy be reviewed and approved every three years.

Amendment No. 20 provides that the compensation policy shall be based on, among other factors, promoting the Company’s objectives, work plan and long-term strategy, creating appropriate incentives for the Company’s directors and officers, considering, among other factors, the risk management of the Company, the Company’s size and nature of its operations and, with respect to terms of service and employment that include non-fixed compensation, the contribution of the director or officer to achievement of corporate goals and increased profits, all with a long-term view and taking into account the officer’s position.

On May 21, 2013, following the recommendation of the Compensation Committee, the Company’s Board approved a compensation policy for a three-year term, and the shareholders approved such compensation policy at the annual meeting held on July 3, 2013.

On March 9, 2017, following the recommendation of the Compensation Committee, the Company’s Board approved the amended compensation policy for a three-year term in the form attached as Exhibit A to this Proxy Statement (the “Amended Compensation Policy”). The Amended Compensation Policy includes revisions to add certain caps on the amount of sales commissions and bonuses paid to any officer, to specify that the measurable criteria upon which the sales commissions or bonuses will be based will be communicated to, and to the extent required under the Companies Law, approved by the Company's shareholders, to specify the measurable criteria framework for the payment of bonuses, to specify the factors the Compensation Committee will consider when awarding a sign-on bonus, to decrease the maximum severance payment payable to an officer in the event of a changes of control, to add a cap on the annual value of share-based compensation to officers, to revise the ratio between non-fixed compensation and the annual base salary of each officer and to make other revisions the Compensation Committee determined was appropriate and in the best interests of our Company. The Amended Compensation Policy includes both long-term and short-term compensation elements and is to be reviewed from time to time by the Company’s Compensation Committee and Board as required by the Companies Law.

In general, the compensation package for officers will be examined while taking into consideration, among other factors, the following parameters: (i) the education, qualifications, expertise, seniority (in the Company in particular, and in the officer’s profession in general), professional experience and achievements of the officer; (ii) the officer’s position, the scope of his responsibility and previous wage agreements that were signed with such officer; (iii) the officer’s contribution to the Company’s business, profits and stability; (iv) the degree of responsibility imposed on the officer; and (v) the Company’s need to retain officers who have skills, know-how or unique expertise. Additionally, prior to the approval of a compensation package for an officer, the Company will conduct a wage survey that compares and analyzes the level and cost of the compensation package offered to an officer of the Company with the compensation packages offered to officers in similar positions in other companies of the same type and/or financial structure. The surveys are to be conducted internally or through an external consultant recommended by the Compensation Committee.

The Company will be entitled to grant to officers (to all or part of them) a compensation package which may include a base salary, commissions, annual cash bonus and share-based compensation, or any combination thereof, and additional standard benefits as described in the compensation plan (“Compensation Package”).

Base Salary. The annual base salary of a new officer in the Company will be determined based on the parameters specified above (the “Base Salary”). The Compensation Committee and the Board of Directors shall be entitled to update the annual Base Salary of the officers of the Company (other than (i) officers who are controlling shareholders or their relatives or other officers' compensation in which the controlling shareholder has a personal interest and (ii) officers who serve as directors) consistent with the terms of the Compensation Policy including the parameters specified above, provided that the Compensation Committee alone may approve an amendment to an officer’s annual Base Salary that does not increase such annual Base Salary by more than 15% on an aggregate basis during the term of the officer’s Employment Agreement and, with respect to the annual Base Salary of the CEO, such change does not materially change the structure of the incentives provided thereto, even if the total value of the Compensation Package remains unchanged.

Sale Commissions. In addition to the annual Base Salary and any other compensation element, the Company shall be entitled to pay to its officers, sale and other commissions based on a pre-determined commission plan, which commissions will be considered part of the officer’s aggregate Compensation Package. For each fiscal year, the aggregate amount of commissions and any Bonus paid to any officer shall not exceed 200% of annual Base Salary. To the extent officers are paid sales commissions, the measurable criteria upon which they are based will be communicated to and, to the extent required under the Companies Law, approved by, the Company’s shareholders in the same manner as Bonus Targets.

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Additional Terms of Compensation Package. The compensation package may include additional standard benefits such as social benefits, car allowance, mobile allowance, reimbursement of expenses, perquisites, advanced notice for termination of employment, medical insurance etc.

Sign-on Bonus. The Company may grant a sign-on bonus (the “Sign-on Bonus”) to an officer, which Sign-on Bonus may not exceed the officer’s initial annual Base Salary. A Sign-on Bonus will not be considered in calculating the maximum amount of the Bonus (described below) payable to an officer following his initial year of employment. The Sign-on Bonus will be deemed part of the overall Compensation Package for that officer and it will be subject to the existing limitations in the Amended Compensation Policy.

When considering a Sign-on Bonus award, the Compensation Committee will consider the necessity of the Sign-on Bonus to attract appropriate candidates to serve as officers of the Company including, without limitation, the amount of variable compensation foregone by an officer from his or her previous employer and will determine the value of the Sign-on Bonus accordingly.

Insurance, Exculpation and Indemnification. The officers of the Company will be entitled to benefit from the insurance, exculpation and indemnification arrangements, to be approved from time to time by the Board of Directors, pursuant to the provisions of the Articles of Association of the Company and applicable law.

Advance Notice. The advance notice period for termination of employment will be determined individually with respect to each officer, taking into consideration the parameters set forth above, but will not be more than 90 days.

Severance Terms. In the event that the terms of service of the officer include severance payments, the payments will be examined in light of the period of service or employment of the officer in the Company, the terms of service, the Company’s performance during said period, the anticipated contribution of the officer to achieving the Company’s goals and its profitability, and the circumstances of termination of employment. In any event, the amount or value of a severance payment shall not exceed two times such officer’s annual Base Salary as of termination of employment, other than termination of employment in connection with a change of control of the Company, in which case such maximum severance payment shall not exceed four times such officer’s annual Base Salary (decreased from six times). Acceleration of vesting of equity based compensation issued prior to termination of employment shall not be considered in calculating the value of a severance payment. No severance payment will be paid to an officer whose employment is terminated for cause.

Annual Cash Bonus. The annual cash bonus ("Bonus") will be based mainly (at least 80%) on measurable criteria, and, with respect to its less significant part (up to 20%), at the Board of Directors' and management's discretion based on non-measurable criteria, all as set forth hereunder.

The measurable criteria upon which the Bonus will be based (the “Targets”) will be communicated to, and to the extent required under the Companies Law, approved by, the Company’s shareholders when guidance for the year in question is conveyed. Payment of the Bonus may be based on several Targets measured independently such a one-third of the Bonus based upon a revenue Target, one-third based upon an EBITDA Target and one-third based upon some other key performance indicator Target. Payment of the Bonus for each Target will be made according to the following scale on an incremental basis:

% of Target Achieved	% of Bonus for Target Paid
< 80%	0%
80% - 100%	35% - 100%
100% - 120%	101% - 200%

For example, if 90% of a Target is achieved, 67.5% of the Bonus payable for that Target will be paid. If 110% of the Target is achieved, 150% of the Bonus payable for that Target will be paid.

Measurable criteria for the Bonus may include financial targets (e.g., revenue and EBITDA relative to budget), meeting sales and marketing objectives, productivity indices and growth in the volume of activity, cost savings, implementation and promotion of planned projects, promoting strategic targets, promoting innovation in the Company and/or success in raising capital. The measurable bonus criteria will be documented such that they can be calculated objectively and later verified based upon the Company’s audited or reviewed financial statements and related metrics.

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The remaining portion of the annual cash bonus (not exceeding 20% of the annual cash bonus) will be determined according to non-measurable criteria, such as the contribution of the officer to the Company’s business, its profitability and stability, the need for the Company to retain an officer with skills, know-how, or unique expertise, the responsibility imposed on the officer, changes that occurred in the responsibility imposed on the officer during the year, satisfaction with the officer’s performance (including assessing the degree of involvement of the officer and devotion of efforts in the performance of his duties), assessing the officer’s ability to work in coordination and cooperation with other employees of the Company, the officer’s contribution to appropriate control environment and ethical environment and such other elements as recommended by the Compensation Committee and approved by the Board. Notwithstanding the foregoing, the 20% limitation above will not apply to Bonuses for officers who qualify as officers because they are directly subordinate to the CEO as long as any Bonus paid to any such officer is otherwise compliant with this Amended Compensation Policy and does not exceed 100% of such officer’s annual Base Salary.

Share-Based Compensation. The Company may grant to officers options, Restricted Stock Units or any other share-based compensation pursuant to equity plan(s) as adopted or as shall be adopted by the Company, from time to time and subject to any applicable law. The Compensation Committee and the Board of Directors will consider whether the aforesaid grant is a suitable incentive for increasing the Company's value in the long term, the economic value of the grant, the exercise price and the other terms. Share-Based Compensation, if granted, will mature in installments or vesting periods (or depend on meeting milestones) which shall take into account the appropriate incentive, in light of the Company’s objectives in the years following the approval of the grant.

Vesting of officer’s Share-Based Compensation shall occur over a minimum period of three years and no Share-Based Compensation will vest prior to the first anniversary of the grant date for such Share-Based Compensation, provided that vesting of Share-Based Compensation may be accelerated upon a change of control consistent with the Company’s employee equity plan and as recommended by the Compensation Committee and approved by the Board of Directors. On or after the first anniversary of the grant date of an officer’s Share-Based Compensation, upon termination of such officer’s employment by the Company without “cause” or by the officer for “good reason” (as such terms are defined in the officer’s Employment Agreement or other applicable contract), vesting of Share-Based Compensation may be accelerated on a pro-rata basis based on the time-period between the grant date and the termination date, plus 90 days, provided that any performance based vesting requirements have also been achieved. In its discretion, in advance of granting Share-Based Compensation to an officer, the Board of Directors may establish a maximum value accruing to such officer upon exercise of such Share-Based Compensation that is not settled in cash.

Limits on Non-fixed Compensation. The Amended Compensation Policy establishes that the ratio between the non-fixed compensation (including bonuses, sales commissions and equity-based compensation) and the annual Base Salary of each officer (including the CEO), shall not exceed 6:1 (2:1 maximum for Bonus and 4:1 maximum for Share-based Compensation), not taking into account any Sign-on Bonus or acceleration of vesting of Share-Based Compensation upon a change of control (decreased from 7:1). In any event, the average annual amount of all Non-Fixed Compensation payable to an officer (with the value of Share-based Compensation calculated at the time of grant in accordance with the cost recorded in its respect in the Company's books) over the term of such officer's employment or service agreement with the Company shall not exceed $3,000,000 (decreased from $3,500,000), not taking into account any Sign-on Bonus or acceleration of vesting of Share-Based Compensation upon a change of control.

Term of Employment Agreements. Officer employment agreements will be for a fixed term that does not exceed three years.

Claw Back. Officers are required to repay to the Company any excess payments made to them which were based on the Company’s performance if such payments were paid based on false and restated Company financial statements, provided that such obligation of re-payment will cease two years after payment of the bonus in question unless the officer knowingly contributed to the mistakes in the financial statements leading to restatement, in which case there shall be no time limit applicable to such obligation.

Director Compensation. In addition to compliance with the other provisions of the Amended Compensation Policy, the Company may pay its outside directors share-based compensation, provided that vesting of such share-based compensation may not be performance based, and reimburse them for out-of-pocket expenses, all in accordance with applicable laws and regulations.

New Management Team

We have announced that we have appointed Mr. Bell as our President and Chief Executive Officer effective as of March 9, 2017. Mr. Bell is not entitled to compensation at this time, which is subject to shareholder approval under Israeli law. A proposal to approve Mr. Bell’s compensation will be brought at an extraordinary meeting of shareholders to be called later this year. In addition, he has recruited a new executive team, which includes Tom Fuller, Executive Vice President-Finance and transitioning to the role of Chief Financial Officer in May 2017), Dvir Salomon, Chief Technology Officer, and Kristin Beischel, Chief Marketing Officer. In connection with putting in place a new executive team, we plan on entering into employment agreements with each of Messrs. Fuller and Salomon and Ms. Beischel and the effectiveness of these employment agreements will be subject to the approval of our Amended Compensation Policy. We have also agreed that in the event the Amended Compensation Policy is rejected by our shareholders at the 2016 Meeting, we will submit the employment agreements with Mr. Fuller and Ms. Beischel to shareholder approval at a subsequent special meeting of shareholders. No compensation will be paid to Mr. Fuller nor Ms. Beischel until shareholder approval of the Amended Compensation Policy or their individual employment agreement is received.

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Proposed Resolution

It is proposed that the following resolution be adopted at the 2016 Meeting:

“RESOLVED, that the Amended Compensation Policy for the Company’s directors and officers in the form attached hereto as Exhibit A is hereby approved.”

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares represented at the 2016 Meeting in person or by proxy and voting on Proposal 2 is necessary for the approval of Proposal 2.

The approval of Proposal 2 is also subject to the approval of a “Special Majority” which requires that either: (i) the Proposal must be approved by a majority of the shares voted on such Proposal by shareholders who are not controlling shareholders and who do not have a Personal Interest in the Proposal, or (ii) the total number of shares held by such shareholders described above and voted against the Proposal does not exceed 2% of the aggregate voting rights in the Company. Abstentions shall not be taken into account.

If you do not confirm that you do not have a Personal Interest in the approval of Proposal 2, you will be considered as having a Personal Interest in Proposal 2, and your shares will not be counted in the Special Majority vote required for the Proposal.

Under certain circumstances and subject to certain exceptions, the Board of Directors may approve the Amended Compensation Policy despite the objection of the shareholders if the Compensation Committee and the Board of Directors determine that it is for the benefit of the Company following additional discussion and based on detailed arguments.

Recommendation of the Board

THE BOARD AND THE COMPENSATION COMMITTEE RECOMMEND THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3

APPROVAL OF GRANT OF SHARES OF RESTRICTED STOCK
TO MR. IZHAK GROSS

In connection with his service to the Company, management and the Compensation Committee has recommended, and the Board of Directors has approved, a grant of 7,000 ordinary shares of restricted stock to Mr. Izhak Gross, an independent director, which is the same number of ordinary shares of restricted stock approved by shareholders for non-employee directors at our 2014 annual shareholders meeting. The grant would be made under the Company’s 2013 Israeli Stock Incentive Plan, as amended. The grant to Mr. Gross is subject to his election to the Board under Proposal 1.A.

If approved, the restricted shares will vest annually and evenly over the next three years of service and in the event of: (A) (i) a sale of all or substantially all of the assets of the Company; or (ii) a sale (including an exchange) of all of the capital stock of the Company; or (iii) a merger, consolidation, amalgamation or like transaction of the Company with or into another company; or (iv) a scheme or arrangement for the purpose of effecting such sale, merger or amalgamation, and (B) as a result of such transaction the directors are required to cease to serve as directors of the Company, then all unvested shares on the closing date of such transaction would automatically accelerate. Vesting will begin effective as of the commencement of Mr. Gross’ service with the Board in August of 2016.

Proposed Resolution

It is proposed that the following resolution be adopted at the 2016 Meeting:

“RESOLVED, that, subject to his election to the Board under Proposal 1.A, the restricted share grant of 7,000 of the Company’s ordinary shares, no par value, to Mr. Izhak Gross under the Company’s 2013 Stock Incentive Plan upon the terms presented to the Company’s shareholders is hereby approved and authorized.”

Vote Required for Approval

The approval of Proposal 3 is subject first to the election of Mr. Gross to the Board under Proposal 1.A.

If Mr. Gross is elected under Proposal 1.A and if the Company’s Amended Compensation Policy is approved at the 2016 Meeting under Proposal 2, then the affirmative vote of the holders of a simple majority of the shares represented at the 2016 Meeting in person or by proxy and voting on Proposal 3 is necessary for the approval of Proposal 3.

If, however, Mr. Gross is elected under Proposal 1.A but the Company’s Amended Compensation Policy is not approved, then approval of Proposal 3 is also subject to the approval of a “Special Majority” which requires that either: (i) the Proposal must be approved by a majority of the shares voted on such Proposal by shareholders who are not controlling shareholders and who do not have a Personal Interest in the Proposal, or (ii) the total number of shares held by such shareholders described above and voted against the Proposal does not exceed 2% of the aggregate voting rights in the Company. Abstentions shall not be taken into account.

If Proposal 2 is not approved and a Special Majority vote is required, and if you do not confirm that you do not have a Personal Interest in the approval of Proposal 3, you will be considered as having a Personal Interest in the Proposal, and your shares will not be counted in the Special Majority vote required for that Proposal.

Board Recommendation

THE BOARD AND THE COMPENSATION COMMITTEE RECOMMEND THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4

TO APPROVE THE ACCELERATED VESTING OF SHARES OF RESTRICTED STOCK
HELD BY MR. YOSEPH DAUBER, A FORMER DIRECTOR OF THE COMPANY

Mr. Yoseph Dauber served as a director on our Board of Directors from 2006 through August 9, 2016 and was a member of our Audit and Compensation Committees from 2009 up until his retirement. Mr. Dauber informed the Company of his retirement on August 4, 2016, and his resignation was effective August 9, 2016.

Mr. Dauber and the Company entered into a Restricted Stock Agreement dated April 23, 2014 under which the Company issued 7,000 ordinary shares of restricted stock to Mr. Dauber, subject to a vesting period of three years, with one-third of the ordinary shares vesting each year of service. Upon his resignation, 4,666 shares of the ordinary shares granted to Mr. Dauber had vested.

Our Board determined that, in recognition and appreciation of Mr. Dauber’s service to the Company, it would be appropriate to approve the accelerated vesting of the remaining 2,334 ordinary shares, such that the remaining shares would become fully vested and exercisable following corporate approval. Because the Company’s Compensation Policy provides for a minimum vesting period of three years for share-based compensation granted to Company officers and directors, the acceleration of Mr. Dauber’s remaining shares would be an exception to the Compensation Policy and requires a special shareholder approval under Israeli law.

Proposed Resolution

It is proposed that the following resolution be adopted at the 2016 Meeting:

“RESOLVED, to approve the accelerated vesting of 2,334 unvested shares of restricted stock held by Mr. Yoseph Dauber, a former director of the Company.”

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares represented at the 2016 Meeting in person or by proxy and voting on Proposal 4 is necessary for the approval of Proposal 4.

The approval of Proposal 4 is also subject to the approval of a “Special Majority” which requires that either: (i) the Proposal must be approved by a majority of the shares voted on such Proposal by shareholders who are not controlling shareholders and who do not have a Personal Interest in the Proposal, or (ii) the total number of shares held by such shareholders described above and voted against the Proposal does not exceed 2% of the aggregate voting rights in the Company. Abstentions shall not be taken into account.

If you do not confirm that you do not have a Personal Interest in the approval of Proposal 4, you will be considered as having a Personal Interest in Proposal 4, and your shares will not be counted in the Special Majority vote required for the Proposal.

Board Recommendation

THE BOARD AND THE COMPENSATION COMMITTEE RECOMMEND THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 4.

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PROPOSAL 5

APPROVAL OF THE SECOND EXTENSION OF THE EMPLOYMENT AGREEMENT AND
THE CONSULTING AGREEMENT WITH MR. GERALD VENTO, THE COMPANY’S CHIEF
EXECUTIVE OFFICER

Mr. Vento has previously expressed his desire to retire from the Company in 2017, and as the result of a thorough search for the best possible candidate to replace Mr. Vento, the Board appointed Don C. Bell, III as President and Chief Executive Officer on March 9, 2017. The Board has proposed extending the term of the Mr. Vento’s executive employment agreement with the Company, dated January 1, 2013, as amended by an amendment to the executive employment agreement, dated July 15, 2015 (“Executive Employment Agreement”) such that Mr. Vento will be compensated for his service as the Company’s President and CEO through the date the Company hired Mr. Bell as President and CEO to replace Mr. Vento (the “Separation Date”) as set forth in the Second Amendment to Executive Employment Agreement as set forth in Exhibit B (the “Second Amendment”).

The Companies Law requires that the terms of service and employment of the CEO be approved by the Company’s Compensation Committee, the Board and, subject to exceptions described below, the shareholders of the Company. The Compensation Committee and the Board may also, in special cases, approve the terms of service and employment despite the objection of shareholders if such approval is obtained on the basis of detailed reasons after the terms of service and employment are again discussed and examined, including, among other factors, the shareholder objection. The approval of the Compensation Committee and the Board must be in accordance with the compensation policy, provided that in special cases the Compensation Committee and Board may approve the engagement not in accordance with the compensation policy if the approval is in accordance with the considerations and provisions required by the Companies Law to be included in a compensation policy and provided that the shareholders approve such engagement by Special Majority.

Additionally, the Board has proposed entering into the Consulting Agreement with Mr. Vento as set forth in Exhibit C that became effective the date immediately following the Separation Date (a) in lieu of any severance to be provided to Mr. Vento on the Separation Date, (b) as an inducement for Mr. Vento to execute the Second Amendment and continue to serve as the Company’s President and CEO through the Separation Date, and (c) to smoothly transition Mr. Vento’s duties to the Company’s new President and CEO.

The Company’s Compensation Committee recommended to the Board that it approve the Second Amendment extending the term of Mr. Vento’s employment and the Consulting Agreement, subject to the conditions described above, and the Board approved the Second Amendment and the Consulting Agreement, subject to the conditions described above, on December 29, 2016.

A description of the material provisions of Mr. Vento’s Executive Employment Agreement, as modified by the Second Amendment, and a description of the material provisions of the Consulting Agreement are described below. Please see the “Employment Agreements” section of this Proxy Statement for further detail regarding Mr. Vento’s Executive Employment Agreement.

Executive Employment Agreement as Modified by the Second Amendment

General Terms. Mr. Vento was employed as President and CEO of the Company and had all authority and responsibility commensurate with the President and CEO titles, including ultimate responsibility for and authority over all day-to-day matters and personnel of the Company. The term of employment was for an additional period of time from January 1, 2017 through March 9, 2017, the Separation Date.

Annual Base Salary. Mr. Vento will be paid the pro-rata amount of an annual base salary of $500,000 through the end of the term. Mr. Vento will not receive any compensation for serving as the Company’s President and CEO as of January 1, 2017 unless and until the Company’s shareholders approve the Second Amendment or the requirements of Israeli law regarding the compensation of Mr. Vento are otherwise satisfied.

Executive Benefits and Reimbursements. Mr. Vento will be entitled to the pro-rata portion of 20 paid-time-off days of vacation per fiscal year. Mr. Vento will be eligible to participate in, without action by the Board or any committee thereof, any benefits and perquisites available to the executive officers of the Company, including any group health, dental, life insurance, disability or other form of executive benefit plan or program of the Company now existing or that may be later adopted by the Company. The Company will reimburse Mr. Vento for all ordinary and necessary business expenditures made by Mr. Vento in connection with, or in furtherance of, his employment upon presentation by him of supporting information as may from time to time be reasonably requested by the Board.

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Termination. As used in this description of the termination provisions, the terms “Cause,” “Change of Control,” “Good Reason,” “Severance Payment” and “Target Annual Bonus” shall have the meanings given to such terms in the Executive Employment Agreement. Either Mr. Vento or the Company may terminate Mr. Vento’s employment under this employment agreement for any reason upon not less than 30 days prior written notice.

(i) Upon termination of Mr. Vento’s employment prior to a Change of Control, by Mr. Vento for Good Reason or by the Company without Cause, Mr. Vento will be entitled to a termination payment equal to one (1) times the sum of (a) Mr. Vento’s annual base salary at the time of such termination and (b) Mr. Vento’s Target Annual Bonus for the fiscal year in which his employment is terminated (as if the applicable performance criteria have been met at the level that would result in payment of the Target Annual Bonus at the 100% level irrespective of whether or not that is the case).

(ii) Upon termination of Mr. Vento’s employment by the resignation of Mr. Vento without Good Reason or by the Company with Cause, as a result of Mr. Vento’s death or disability or for any other reason except as provided in the immediately preceding paragraph above or the immediately following paragraphs below, Mr. Vento will be due no further compensation other than what is due and owing through the effective date of Mr. Vento’s resignation or termination (including any annual bonus that may be due and payable to Mr. Vento).

(iii) If upon or within six months subsequent to a Change of Control, Mr. Vento’s employment is terminated by Mr. Vento for Good Reason or by the Company without Cause, Mr. Vento will be entitled to and paid a termination payment equal to three times the sum of (a) Mr. Vento’s annual base salary at the time of such termination and (b) Mr. Vento’s Target Annual Bonus for the fiscal year in which his employment is terminated (as if the applicable performance criteria have been met at the level that would result in payment of the Target Annual Bonus at the 100% level irrespective of whether or not that is the case).

(iv) If Mr. Vento’s employment is terminated by Mr. Vento for Good Reason or by the Company without Cause within 180 days prior to the Company’s execution of an agreement which, if consummated, would constitute a Change of Control, then upon consummation of such Change of Control, Mr. Vento will receive an additional payment equal to the difference between (i) the change of control termination payment described in clause (iii) and (ii) and any termination payment previously provided to Mr. Vento as described in clause (i).

Under certain circumstances, Mr. Vento’s termination benefits would be reduced to the extent necessary so that no portion of those benefits is subject to the excise tax imposed under Section 4999 of the Internal Revenue Code of 1986. However, if Mr. Vento’s benefits, net of all federal, state and local taxes (including the Section 4999 excise tax), would be greater than the reduced amount, Mr. Vento would receive the full benefits and pay the excise and other taxes.

Mr. Vento will not be entitled to any Severance Payment unless Mr. Vento executes and delivers to the Company a general release of claims upon terms described in the Executive Employment Agreement. The Company will deliver to Mr. Vento a copy of the release after the Company’s termination of Mr. Vento’s employment without Cause or Mr. Vento’s termination of employment for Good Reason.

Restrictive Covenants. Mr. Vento agrees that during the term of his employment and until two years after termination of employment, (i) he will not engage in any business or activity which is the same as or competitive with any business or activity conducted by the Company or any of its majority owned subsidiaries or (ii) become an officer, employee or consultant of or otherwise assume a substantial role or relationship with, any governmental entity, agency or political subdivision that is a client or customer of the Company or any subsidiary or affiliate of the Company, provided that Mr. Vento may invest in securities of any public company so long as he does not beneficially own more than 5% of the class of public securities. During the period of Mr. Vento’s employment and until three years after the termination of employment, Mr. Vento will not, without the Company’s prior written consent, seek to employ or otherwise seek the services of any employee or consultant of the Company or any of its majority-owned subsidiaries. Mr. Vento also agrees to restrictive covenants with respect to confidentiality and work product.

Consulting Agreement

The Board approved that the Company enter into the Consulting Agreement with Mr. Vento effective as of March 10, 2017, the date immediately following the Separation Date under the Second Amendment in lieu of any severance to be provided to Mr. Vento on the Separation Date, as an inducement for Mr. Vento to execute the Second Amendment and serve as the Company’s President and CEO through the Separation Date and to smoothly transition Mr. Vento’s duties to the Company’s new President and CEO. The Company will enter into the Consulting Agreement with Mr. Vento effective as of March 10, 2017 pending shareholder approval of Proposal 5 at the 2016 Meeting.

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The Consulting Agreement provides that Mr. Vento will perform certain professional consulting services as a contractor for the Company. In consideration for Mr. Vento’s professional consulting services, the Company will pay Mr. Vento a contractor fee of eighty-three thousand three hundred thirty-three and 33/100s dollars ($83,333.33) per month. The term of the Consulting Agreement commenced on of March 10, 2017, the date immediately following the Separation Date (the “Consulting Agreement Effective Date”) and will continue until the first anniversary of the Consulting Agreement Effective Date. The term of the Consulting Agreement may be terminated by Mr. Vento upon 30 days advance written notice or by the Company immediately for cause, as defined in the Consulting Agreement, or upon 30 days advance notice other than for cause. If the Consulting Agreement is terminated by the Company without cause, Mr. Vento will be entitled to a termination payment equal to the full amount payable under the Consulting Agreement as if the agreement was not terminated. If the Consulting Agreement is terminated by the Company for cause, by Mr. Vento for any reason, or upon his death or disability, Mr. Vento will be due no further compensation other than what is due and owing through the effective time of the termination. Mr. Vento is bound by a non-disclosure and confidentiality agreement with the Company.

The Company’s Compensation Committee and Board reviewed and considered the Second Amendment and the Consulting Agreement in accordance with the Company’s Amended Compensation Policy proposed for approval by the Company’s shareholders at the 2016 Meeting. Additionally, the Company’s Compensation Committee and Board approved the Second Amendment and the Consulting Agreement provided that (i) the compensation to be paid to Mr. Vento from January 1, 2017 through the Separation Date will not be paid to Mr. Vento until the approvals referenced in the Second Amendment are obtained, and (ii) the Company’s authorization to execute the Consulting Agreement as set forth in the Second Amendment is conditioned on the Company obtaining the approvals referenced therein.

Proposed Resolution

It is proposed that the following resolution be adopted at the 2016 Meeting:

“RESOLVED, that the Second Amendment and the Consulting Agreement are hereby approved and authorized.”

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares represented at the 2016 Meeting in person or by proxy and voting on Proposal 5 is necessary for the approval of Proposal 5.

The approval of Proposal 5 is also subject to the approval of a “Special Majority” which requires that either: (i) the Proposal must be approved by a majority of the shares voted on such Proposal by shareholders who are not controlling shareholders and who do not have a Personal Interest in the Proposal, or (ii) the total number of shares held by such shareholders described above and voted against the Proposal does not exceed 2% of the aggregate voting rights in the Company. Abstentions shall not be taken into account.

If you do not confirm that you do not have a Personal Interest in the approval of Proposal 5, you will be considered as having a Personal Interest in Proposal 5, and your shares will not be counted in the Special Majority vote required for the Proposal.

Board Recommendation

THE BOARD AND THE COMPENSATION COMMITTEE RECOMMEND THAT
SHAREHOLDERS VOTE “FOR” PROPOSAL 5.

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PROPOSAL 6

TO APPROVE THE REAPPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITOR

The Board has approved the reappointment of BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) as the Company’s independent registered public accountants (collectively referred to as “BDO”) for the year ending December 31, 2016, as well as the authorization of the Company’s Board, subject to the approval by the Audit Committee, to fix the remuneration of the accountants in accordance with the volume and nature of their services. The Board has further directed that management submit the selection of independent public accountants for ratification by the shareholders at the 2016 Meeting. Representatives of BDO are expected to be present at the 2016 Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Under Israeli law, shareholder approval is required to reappoint BDO as our independent registered public accountants.

Independent Auditor Fees and Services

The following table sets forth fees for professional services provided by BDO, the Company’s current independent registered public accountant, for the audit of the Company’s consolidated financial statements for fiscal years 2016 and 2015, and fees billed for audit-related and other services (in thousands):

	2016	2015	2014
Audit fees(1)	$844	$669	$753
Audit-related fees(2)	215	84	40
Tax fees(3)	196	111	120
All other fees(4)	-	45	57
Total fees	$1,255	$909	$970

(1)	Represents aggregate fees for professional services provided in connection with the audits of our annual consolidated financial statements and effectiveness of internal control over financial reporting as promulgated by Section 404 of the Sarbanes-Oxley Act, reviews of our quarterly financial statements and audit services provided in connection with the filings of Form 8-K, and other statutory or regulatory filings.
(2)	Represents fees for professional services provided by BDO in connection with diligence work performed on behalf of the Company.
(3)	Represents aggregate fees for professional services provided in connection with tax compliance, tax planning and tax advice.
(4)	Represents fees for professional services rendered and costs incurred by BDO in response to a regulatory inquiry related to the Company that concluded during the year without any recommended enforcement action.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the oversight of our independent registered public accountants’ work. The Audit Committee’s policy is to preapprove all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Additional services may be pre-approved by the Audit Committee on an individual basis. The Audit Committee has delegated pre-approval authority to its chairman when necessary due to timing considerations. Any services approved by the chairman must be reported to the full Audit Committee at its next scheduled meeting. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval policies and the fees for the services performed to date. Our Audit Committee pre-approved all audit and non-audit services provided by our independent accountants during 2015 and 2016 and the fees paid for such services.

Proposed Resolution

It is proposed that the following resolution be adopted at the 2016 Meeting:

“RESOLVED, that the reappointment of BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) as the Company’s independent registered public auditor for the year ending December 31, 2016 and the authorization of the Company’s Board of Directors, subject to the approval by the Audit Committee, to fix the compensation of the auditors in accordance with the volume and nature of their services is hereby approved.”

Vote Required for Approval

The affirmative vote of the holders of a simple majority of the shares represented at the 2016 Meeting in person or by proxy and voting on Proposal 6 is necessary to approve Proposal 6.

Board Recommendation

THE BOARD RECOMMENDS THAT

SHAREHOLDERS VOTE “FOR” PROPOSAL 6.

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The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any filings under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate the report by reference in any such filing.

REPORT OF THE AUDIT COMMITTEE

In the course of its oversight of the Company’s financial reporting process, the Audit Committee has:

●	reviewed and discussed with management the Company’s audited financial statements for the fiscal years ended December 31, 2014, December 31, 2015 and December 31, 2016;

●	discussed with our independent registered public accounting firm matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

●	received the written disclosures and the letter from BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) pursuant to applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence;

●	discussed with BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) the firm’s independence; and

●	considered whether the provision of non-audit services by BDO USA, LLP and BDO Ziv Haft, Certified Public Accountants (Isr) is compatible with maintaining independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the years ended December 31, 2014, December 31, 2015 and December 31, 2016 for filing with the SEC.

By the Audit Committee,

Tal Yaron-Eldar
Izhak Gross
Richard Harris

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Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Section 16 filings furnished to us during the fiscal year ended December 31, 2016, we believe that each of our officers and directors and any other person subject to Section 16 of the Exchange Act with respect to the Company reported on a timely basis all transactions required to be reported by Section 16(a) during fiscal year 2016.

Other Business

The Company’s management is not aware of any other business to be transacted at the 2016 Meeting. However, if any other matters are properly presented to the 2016 Meeting, the persons named in the enclosed form of proxy will vote upon such matters in accordance with their best judgment.

Shareholders are urged to complete and return their proxies promptly in order to, among other things, ensure actions by a quorum and to avoid the expense of additional solicitation. If the accompanying proxy is properly executed and returned in time for voting, and a choice is specified, the ordinary shares represented thereby will be voted as indicated therein. If no specification is made with respect to a specific Proposal or all Proposals, the proxy will be voted “FOR” Proposals 1.A, 3 (only if Proposal 2 is approved), and 6 and the proxy will DISREGARD Proposal 1.B. Because the approval of Proposals 2, 3 (only if Proposal 2 is not approved), 4 and 5 requires a Special Majority, if you do not confirm that you do not have a Personal Interest in such Proposals, your proxy will not be voted on such Proposals.

Where to Find More Information

A copy of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC, accompanies this Proxy Statement. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 will be filed with the SEC no less than two weeks prior to the date of the 2016 Meeting and mailed to shareholders shortly thereafter. We encourage all shareholders to review our Annual Report for year ended December 31, 2016 prior to voting their proxies in connection with the 2016 Meeting.

You may read any reports, statements or other information that the Company files with or furnishes to the SEC at the SEC’s public reference room at the following location:

Public Reference Room
100 F Street NE
Washington, D.C. 20549

These SEC filings and submissions are also available to the public from commercial document retrieval services and at the Internet at www.sec.gov and www.vocaltec.com.

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INDEX OF EXHIBITS

EXHIBIT A magicJack VocalTec Ltd. Amended Compensation Policy

EXHIBIT B Form of Second Amendment to Executive Employment Agreement

EXHIBIT C Form of Independent Contractor Agreement for Consulting Services

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EXHIBIT A

magicJack VocalTec Ltd.

Amended Compensation Policy

1.	Introduction

a.       Pursuant to the provisions of the Companies Law 5759 – 1999 (the “Companies Law”), the Board of Directors of the Company (the “Board of Directors”) approved on March 9, 2017 an amended compensation policy (the “Amended Compensation Policy”) with regard to the terms of service and employment of officers1 of magicJack VocalTec Ltd. (the “Company”), following the recommendation of the Company’s Compensation Committee who discussed and considered the Amended Compensation Policy. The Amended Compensation Policy was approved by the General Meeting of shareholders on _________ ___, 2017.

b.       The Amended Compensation Policy shall be subject to all mandatory provisions of any applicable law which apply to the Company and its officers, and to the Company's Articles of Association, in each case as they may exist from time to time. Several main principles and objectives form the basis of the Compensation Policy:

i.       To promote the Company's goals, targets and work plan and its long term policy;

ii.    To create appropriate incentives for the Company’s officers, taking into account, among other things, the risk management policies of the Company;

iii.     To adapt a compensation package combination that matches the size of the Company and the nature of its activities; and

iv.    To comply with the provisions of the law by compensating officers based on their contribution and their efforts to the development of the Company’s business, increasing of its profits and promotion of its goals, in the short and long term.

c.       The Amended Compensation Policy is a multi-year policy which shall be in effect for a period of three years from the date of its approval. The Compensation Committee and the Board of Directors shall review the Compensation Policy from time to time, as required by the Companies Law. The Compensation Policy shall be reapproved as required by the Companies Law, every three years.

[1]	The term “officer” in this policy will be interpreted in accordance with the definition set out in the Companies Law: "a chief executive officer, a chief business manager, a deputy general manager, vice general manager, any person who holds such position in the company even if such person holds a different title and any director, or any other manager/officer who is directly subordinated to the chief executive officer".

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2.	The Compensation Policy

a.       Parameters for Examining the Compensation Terms. In general, the compensation terms for officers shall be examined while taking into consideration, inter alia, the following parameters:

i.       The education, qualifications, expertise, seniority (in the Company in particular, and in the officer's profession in general), professional experience and achievements of the officer;

ii.      The officer’s position, the scope of his responsibility and previous wage agreements that were signed with him;

iii.     The officer’s contribution to the Company’s business, profits and stability;

iv.     The degree of responsibility imposed on the officer; and

v.      The Company’s need to retain officers who have skills, know-how or unique expertise.

Following review of the average wage and median wage of employees of the Company (including contactor employees), the Company believes that in light of the limited number of persons employed by the Company relative to its revenue, there is a difficulty in taking into consideration, while determining the officer's compensation, the relationship between the terms of service and employment of the officer, the wage of the other employees of the Company (including contractor employees employed at the Company, if employed at the time of approval of the compensation), and, in particular, the relationship to the average wage and median wage of such employees. The Company believes that due to the limited number of employees, taking into consideration the abovementioned relationship may harm its ability to recruit and retain its employees in the various countries. Given the challenges described in this paragraph, the Compensation Committee and Board of Directors will focus primarily upon wage surveys and similar analysis as set forth in Section 2.b. below when approving the compensation terms for officers.

b.       Wage Survey. Prior to approval of a Compensation Package (defined below) for an officer, the Company will conduct a wage survey that compares and analyzes the level and cost of the overall Compensation Package offered to an officer of the Company with Compensation Packages for officers in similar positions to that of the relevant officer in other companies of the same type and/or financial stature (in terms of revenue or other relevant financial measure(s)) as the Company. Wage surveys will be conducted internally or through an external consultant as recommended by the Compensation Committee.

c.       Compensation Terms of Officers

i.       The Company shall be entitled to grant to officers (to all or part of them) a compensation package which may include a base salary, commissions, sign-on bonus, annual cash bonus and share-based compensation, or any combination thereof, and additional standard benefits as described below (“Compensation Package”).

ii.      Base Salary - The annual base salary of a new officer in the Company shall be determined based on the parameters specified in Sections 2.a. and 2.b. above (the “Base Salary”). The Compensation Committee and the Board of Directors shall be entitled to update the annual Base Salary of the officers of the Company (other than (i) officers who are controlling shareholders or their relatives or other officers' compensation in which the controlling shareholder has a personal interest and (ii) officers who serve as directors) consistent with the terms of this Compensation Policy including the parameters specified in Section 2.a. and 2.b. above, provided that the Compensation Committee alone may approve an amendment to an officer’s annual Base Salary that does not increase such annual Base Salary by more than fifteen percent (15%) on an aggregate basis during the term of the officer’s Employment Agreement and, with respect to the annual Base Salary of the CEO, such change does not materially change the structure of the incentives provided thereto, even if the total value of the Compensation Package remains unchanged.

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iii.     Sale Commissions - In addition to the annual Base Salary and any other compensation element, the Company shall be entitled to pay to its officers, sale and other commissions based on a pre-determined commission plan, which commissions will be considered part of the officer’s aggregate Compensation Package. For each fiscal year, the aggregate amount of commissions and any Bonus paid to any officer under Section 2.c.ix. below shall not exceed 200% of annual Base Salary. To the extent officers are paid sales commissions, the measurable criteria upon which they are based with be communicated to and, to the extent required under the Companies Law, approved by, the Company’s shareholders in the same manner as Bonus Targets as set forth in Section 2.c.ix. below.

iv.     Additional Terms of Compensation Package - The compensation package may include additional standard benefits such as social benefits, car allowance, mobile allowance, reimbursement of expenses, perquisites, advanced notice for termination of employment, medical insurance etc.

v.      Sign-on Bonus

1.       The Company shall be entitled to grant a sign-on bonus (the “Sign-on Bonus”) to an officer, which Sign-on Bonus may not exceed the officer’s initial annual Base Salary. A Sign-on Bonus will not be considered in calculating the maximum amount of the Bonus (as defined in Section 2.c.ix. below) payable to an officer following his initial year of employment.

2.       The Sign-on Bonus will be deemed part of the overall compensation package for that officer and it will be subject to the existing limitations in this Compensation Policy.

3.       When considering a Sign-on Bonus award, the Compensation Committee will consider the necessity of the Sign-on Bonus to attract appropriate candidates to serve as officers of the Company including, without limitation, the amount of variable compensation foregone by an officer from his or her previous employer and will determine the value of the Sign-on Bonus accordingly.

vi.     Insurance, Exculpation and Indemnification - The officers of the Company shall be entitled to benefit from the insurance, exculpation and indemnification arrangements, to be approved from time to time by the Board of Directors, pursuant to the provisions of the Articles of Association of the Company and applicable law.

vii.    Advance Notice - The advance notice period for termination of employment shall be determined individually with respect to each officer, taking into consideration the parameters set forth in Section 2.a. above, but will not be more than ninety (90) days.

viii.   Severance Terms.

1.       The severance terms for an officer will be considered pursuant to the parameters set out in Section 2.a. above.

2.       In the event that the terms of service of the officer include severance payments, the payments shall be examined in light of the period of service or employment of the officer in the Company, the terms of service, the Company’s performance during said period, the anticipated contribution of the officer to achieving the Company’s goals and its profitability, and the circumstances of termination of employment.

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3.       In any event, the amount or value of a severance payment shall not exceed two (2) times such officer’s annual Base Salary as of termination of employment, other than termination of employment in connection with a change of control of the Company, in which case such maximum severance payment shall not exceed four (4) times such officer’s annual Base Salary. Acceleration of vesting of equity based compensation issued prior to termination of employment shall not be considered in calculating the value of a severance payment. No severance payment will be paid to an officer whose employment is terminated for “cause” as defined in such officer’s Employment Agreement.

ix.      Annual Cash Bonus

1.       Maximum Amount of the Annual Cash Bonus - The Compensation Package of officers may include an annual cash bonus based on measurable and non-measurable criteria as set forth hereunder (the “Bonus”) and as customary in other companies of the same type and/or financial stature (in terms of revenue or other relevant financial measure(s)) as the Company. In the event that officers are eligible for a Bonus pursuant to the terms of employment, the Bonus shall be subject to the following:

  a.     The target Bonus amount for any fiscal year (the “Target Bonus”) may not exceed 100% of the annual Base Salary;

  b.     For any fiscal year, the aggregate amount of any commissions paid under Section 2.c.iii. above and any Bonus payment shall not exceed 200% of the annual Base Salary; and

  c.     The Bonus will be based mainly (at least 80%) on measurable criteria, and, with respect to its less significant part (up to 20%), at the Board of Directors' and management's discretion based on non-measurable criteria, all as set forth hereunder.

  d.     The measurable criteria upon which the Bonus will be based (the “Targets”) will be communicated to, and to the extent required under the Companies Law, approved by, the Company’s shareholders when guidance for the year in question is conveyed. Payment of the Bonus may be based on several Targets measured independently such a one-third (1/3) of the Bonus based upon a revenue Target, one-third (1/3) based upon an EBITDA Target and one-third (1/3) based upon some other key performance indicator Target. Payment of the Bonus for each Target will be made according to the following scale on an incremental basis:

% of Target Achieved	% of Bonus for Target Paid
< 80%	0%
80% - 100%	35% - 100%
100% - 120%	101% - 200%

For example, if 90% of a Target is achieved, 67.5% of the Bonus payable for that Target will be paid. If 110% of the Target is achieved, 150% of the Bonus payable for that Target will be paid.

2.       Measurable criteria for the Bonus may include financial targets (e.g., revenue and EBITDA relative to budget), meeting sales and marketing objectives, productivity indices and growth in the volume of activity, cost savings, implementation and promotion of planned projects, promoting strategic targets, promoting innovation in the Company and/or success in raising capital. The measurable bonus criteria will be documented such that they can be calculated objectively and later verified based upon the Company’s audited or reviewed financial statements and related metrics.

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3.       Non-Measurable Criteria for the Bonus - The Company is entitled to determine, in its sole discretion, that an insignificant component, which does not exceed 20% of the Bonus, will be determined according to non-measurable criteria, such as the contribution of the officer to the Company’s business, its profitability and stability, the need for the Company to retain an officer with skills, know-how, or unique expertise, the responsibility imposed on the officer, changes that occurred in the responsibility imposed on the officer during the year, satisfaction with the officer’s performance (including assessing the degree of involvement of the officer and devotion of efforts in the performance of his duties), assessing the officer’s ability to work in coordination and cooperation with other employees of the Company, the officer’s contribution to appropriate control environment and ethical environment and such other elements as recommended by the Compensation Committee and approved by the Board of Directors. The Compensation Committee and the Board of Directors will consider and approve this component, based, inter alia, on the recommendation and personal assessment given by the official who is in charge of the officer, specifying the relevant reasons underlying the recommendation. Notwithstanding the foregoing, the 20% limitation above will not apply to Bonuses for officers who qualify as officers because they are directly subordinate to the CEO as long as any Bonus paid to any such officer is otherwise compliant with this Amended Compensation Policy and does not exceed 100% of such officer’s annual Base Salary.

4.       Unless otherwise specifically provided in a compensation agreement with an officer, the Board of Directors will have no discretion to reduce the Annual Bonus, Sign-On Bonus and Sales Commissions (collectively, "Non-Fixed Cash Compensation") payable to an officer under an agreement with such officer so long as payment of such Non-Fixed Cash Compensation complies with this Compensation Policy.

x.       Share-based Compensation

1.       The Company shall be entitled to grant to officers options, Restricted Stock Units or any other share-based compensation ("Share-based Compensation", and together with Non-Fixed Cash Compensation, "Non-Fixed Compensation"), pursuant to equity plan(s) as adopted or as shall be adopted by the Company, from time to time and subject to any applicable law.

2.       The annual value of a Share-based Compensation shall be calculated at the time of grant in accordance with the cost recorded in its respect in the Company's books. The annual value of Share-based Compensation for any year shall not exceed 400% of the annual Base Salary.

3.       When discussing the grant of a Share-based Compensation to an officer of the Company, the Compensation Committee and the Board of Directors shall consider whether the aforesaid grant is a suitable incentive for increasing the Company's value in the long term, the economic value of the grant, the exercise price and the other terms.

Share-Based Compensation, if granted, shall mature in installments or vesting periods (or depend on meeting milestones) which shall take into account the appropriate incentive, in light of the Company’s objectives in the years following the approval of the grant. Vesting of officer’s Share-Based Compensation shall occur over a minimum period of three (3) years and no Share-Based Compensation will vest prior to the first anniversary of the grant date for such Share-Based Compensation, provided that vesting of Share-Based Compensation may be accelerated upon a change of control consistent with the Company’s employee equity plan and as recommended by the Compensation Committee and approved by the Board of Directors. On or after the first anniversary of the grant date of an officer’s Share-Based Compensation, upon termination of such officer’s employment by the Company without “cause” or by the officer for “good reason” (as such terms are defined in the officer’s Employment Agreement or other applicable contract), vesting of Share-Based Compensation may be accelerated on a pro-rata basis based on the time-period between the grant date and the termination date, plus ninety (90) days, provided that any performance based vesting requirements have also been achieved. In its discretion, in advance of granting Share-Based Compensation to an officer, the Board of Directors may establish a maximum value accruing to such officer upon exercise of such Share-Based Compensation that is not settled in cash.

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4.       The exercise price and any others terms of the grant will be determined by the Compensation Committee and the Board of Directors, as required by any applicable law.

xi.      Non-fixed Compensation – The ratio between the Non-Fixed Compensation and the annual Base Salary of each officer (including the CEO), each payable over the term of such officer's employment or service agreement with the Company, shall not exceed six (6) to one (1) (two (2) to one (1) maximum for Bonus and four (4) to one (1) maximum for Share-based Compensation), not taking into account any Sign-on Bonus or acceleration of vesting of Share-Based Compensation upon a change of control. In any event, the average annual amount of all Non-Fixed Compensation payable to an officer (with the value of Share-based Compensation calculated at the time of grant in accordance with the cost recorded in its respect in the Company's books) over the term of such officer's employment or service agreement with the Company shall not exceed $3,000,000, not taking into account any Sign-on Bonus or acceleration of vesting of Share-Based Compensation upon a change of control.

xii.     Term of Employment Agreements – The Employment Agreement for each officer will be for a fixed term that does not exceed three (3) years. Upon the expiry of an employment agreement, the agreement may be extended subject to the provisions of Section 2.d. below. Future modifications to this Compensation Policy will not serve to modify agreements between the Company and its officers which were properly approved and in place on the date any such modifications to this Amended Compensation Policy are approved.

xiii.    Claw Back - Officers shall be required to repay to the Company any excess payments made to them which were based on the Company’s performance if such payments were paid based on false and restated financial statements of the Company, provided that such obligation of re-payment shall cease two (2) years after payment of the bonus in question unless the officer knowingly contributed to the mistakes in the financial statements leading to restatement, in which case there shall be no time limit applicable to such obligation.

d.       Extension of Existing Agreements with Officers

i.       Prior to approval of the extension of an Employment Agreement of an officer, the officer’s existing Compensation Package shall be reviewed and considered based on the parameters set forth in Section 2.a. above.

ii.       In the event that an extension of an Employment Agreement with an officer (other than (i) officers who are controlling shareholders or their relatives or other officers' compensation in which the controlling shareholder has a personal interest and (ii) officers who serve as directors) involves a change in his or her employment terms, the Compensation Committee will examine whether: (a) the change is considered a "material change" compared to current employment terms; and whether (b) such change is in compliance with the Company's Amended Compensation Policy, for the purpose of identifying the requirements to approve such change.

iii.     The Amended Compensation Policy shall apply also to the updated compensation package.

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e.	Compensation of Directors

i.       In addition to compliance with the other provisions of this Amended Compensation Policy, the compensation of the Company's directors (including outside directors as defined in the Companies Law, to the extent applicable, and independent directors, as defined in the Companies Law and in the Nasdaq Listing Rules) shall be in accordance with the Companies Regulations (Rules Regarding the Compensation and Expenses of an External Director), 5760-2000 (“Compensation of Directors Regulations”).

ii.       Subject to applicable law, compensation shall be allowed in amounts higher than what is stated in the Compensation of Directors Regulations if the director is a professional director, an expert director or a director who makes a unique contribution to the Company.

iii.     The Company shall be entitled to pay to its directors’ Share-Based Compensation subject to applicable law, provided that vesting of such Share-Based Compensation granted to independent directors may not be performance based.

iv.     In addition to the compensation set forth above, the Company’s directors shall be reimbursed for reasonable out-of-pocket expenses incurred in connection with fulfillment of their duties as Directors.

3.	General

The Compensation Committee and the Board of Directors shall, from time to time, review the Amended Compensation Policy as well as the need to adjust it, based, inter alia, on the considerations and guidelines set forth in this policy. In so doing, they will conduct an examination of changes in the Company’s goals, market conditions, the Company’s profits and revenues in previous periods and in real time, and any other relevant factors.

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EXHIBIT B

SECOND AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment 2 to Executive Employment Agreement (“Amendment”) is entered into effective as of December 31, 2016 by and between magicJack VocalTec Ltd. (the “Company”) and Gerald T. Vento (“Executive”) for the purpose of amending the Executive Employment Agreement by and between the Company and Executive effective as of January 1, 2013, as amended by Amendment to Executive Employment Agreement by and between Company and Executive dated July 15, 2015 (the “Agreement”).

RECITALS

A.      On December 29, 2016, the Company’s Board of Directors (“Board”) approved, subject to shareholder approval at the annual meeting of the Company’s shareholders to be held in the first fiscal quarter of 2017 (the “Annual Meeting”), (i) an extension of the terms of the Agreement for a period ending on the earlier of (a) June 30, 2017, or (b) the start date for a President and Chief Executive Officer to replace Executive as President and Chief Executive Officer of the Company (the “Separation Date”), and (ii) a one-year Consulting Agreement between the Company and Executive commencing as of the Separation Date and terminating one-year thereafter;

B.       Pursuant to the requirements of Israeli law, the compensation to be paid to Executive from January 1, 2017 through the Separation Date, and the compensation to be paid to Executive under the terms of the Consulting Agreement (as defined below), must be approved by the Company’s shareholders at the Annual Meeting prior to any such compensation being paid to Executive; and

C.       Executive has agreed to serve as the Company’s President and Chief Executive Officer from January 1, 2017 through the Separation Date with the understanding that no compensation will be paid to him in connection with such role unless and until this Amendment has been approved by the Company’s shareholders at the Annual Meeting in accordance with applicable Israeli law; and

D.       The Compensation Committee and the Board have found that the provisions of this Amendment and the Consulting Agreement are consistent with the terms of the Company’s Compensation Policy to be proposed for approval by the Company’s shareholders at the Annual Meeting and have recommended approval of this Amendment and the Consulting Agreement.

In consideration of the foregoing, the mutual covenants and obligations of the Company and the Executive under the Agreement, and other consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Executive agree to amend the Agreement as follows:

1.       Term. Section 2 of the Agreement is hereby deleted and replaced with the following:

TERM OF AGREEMENT AND EMPLOYMENT. The term of the Executive’s employment under this Agreement shall begin on the effective date of this Agreement, and terminate as of 5pm EST on the earlier of (a) June 30, 2017, or (b) the start date for a Chief Executive Officer to replace Executive (the “Separation Date”).

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2.       Annual Base Salary. Executive acknowledges and agrees that, notwithstanding the provisions of Section 4.A. of the Agreement to the contrary, Executive will not receive any compensation for serving as the Company’s President and Chief Executive Officer of the Company unless and until the Company’s shareholders approve this Amendment at the Annual Meeting or the requirements of Israeli law regarding compensation of the Executive are otherwise satisfied. The Company agrees to accrue the compensation that would otherwise be due and payable to Executive during such period and to pay such accrued amounts to Executive within two business days after this Amendment is approved by the Company’s shareholders at the Annual Meeting or the requirements of Israeli law regarding compensation of the Executive are otherwise satisfied.

3.       Consulting Agreement. The following Section 18 shall be and hereby is added to the Agreement:

CONSULTING AGREEMENT. Unless Executive (a) voluntarily terminates his employment by the Company, (b) dies or becomes Disabled, or (b) is terminated for Cause in each case prior to the Separation Date, the Company agrees that it will enter into a Consulting Agreement in substantially the form of Exhibit B (the “Consulting Agreement”) hereto with Executive effective as of the day immediately following the Separation Date, provided that the Consulting Agreement is approved by the Company’s shareholders at the Company’s Annual Meeting to be held in the 1st quarter of 2017, or the requirements of Israeli law regarding compensation of the Executive under the Consulting Agreement are otherwise satisfied.

4.       Exhibit B. Exhibit B to this Amendment shall be and hereby is inserted as Exhibit B to the Agreement.

5.       Effect. Other than as specifically amended by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Company and the Executive have executed and delivered this Amendment as of the date first above written.

MAGICJACK VOCALTEC LTD.

Signature:	/s/ Donald A. Burns
Donald A. Burns
Chairman

EXECUTIVE

Signature:	/s/ Gerald T. Vento
Gerald T. Vento

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Exhibit B

Form of Consulting Agreement

[attached]

EXHIBIT C

Independent Contractor Agreement

For Consulting Services

This Independent Contractor Agreement (the “Agreement”) is made and entered into as of _______________, 2017 (the “Effective Date”) by and between magicJack VocalTec Ltd., a company formed under the laws of the State of Israel, and all of its direct and indirect subsidiaries (collectively, the “Company”), and Gerald T. Vento (the “Contractor”).

WITNESSETH:

WHEREAS, the Company desires to retain the Contractor to perform certain professional consulting services specified herein; and

WHEREAS, Contractor represents he has expertise in the services required by the Company and desires to be engaged in the capacity of independent contractor in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    Scope of Services

a.          Contractor agrees to perform personally the consulting services (the “Consulting Services”) which may be requested by the Company from time to time.

b.          Contractor shall maintain sole control and discretion as to when the Consulting Services are performed. In performing the Consulting Services, the Contractor represents and warrants to Company that Contractor shall (1) use diligent efforts and professional skills and judgment; and (2) perform the Services in accordance with recognized standards of the applicable industry and profession.

c.          The Contractor shall communicate with the Company, either in person at the Company’s offices or such other locations as agreed to by the Company, or via the telephone or e-mail, regarding the status of the Consulting Services at least monthly and more often as reasonably requested by the Company from time to time.

d.          The Company will not provide the Contractor with an office or any other space from which to conduct the Consulting Services, and Contractor shall have the sole control and discretion as to where to perform the Consulting Services.

e.          The Contractor agrees to supply, at his or her own expense, any and all tools, equipment or materials necessary for the successful completion of the Consulting Services.

f.           Contractor represents and warrants to Company, that (1) Contractor has, and will maintain throughout the term hereof, full right, power, and authority to enter into and perform its obligations under this Agreement without conflict with the rights of or obligations to any other party, or in violation of any applicable law or regulation; and (2) none of the Consulting Services provided to Company shall contain any confidential information of any third party.

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2.    Consideration

a.          In consideration of the Consulting Services performed by the Contractor, the Company agrees to pay Contractor a fee of Eighty-Three Thousand Three Hundred Thirty-Three and 33/100s Dollars ($83,333.33) per month (the “Monthly Fee”) for the Consulting Services, with such fees to be pro-rated for any partial month during which Consulting Services are provided hereunder.

b.          The Company shall pay the Monthly Fee to Contractor in arrears on the last day of each calendar month.

c.          The Company agrees to reimburse Contractor for Contractor’s reasonable travel expenses incurred by Contractor for travel requested by the Company provided that such expenses are pre-approved in writing by the Company. Contractor shall be responsible for all other costs and expenses associated with performance of the Consulting Services.

d.          The Company shall have no obligation to make any payment pursuant to this Agreement unless Contractor is in compliance with all its covenants, agreements and warranties hereunder.

3.    Term. The Contractor shall commence providing services on the Effective Date and shall continue until the first anniversary of the Effective Date unless terminated prior to such date by either party in accordance with this Section 3 (the “Term”), but may be terminated sooner by Contractor upon thirty (30) days’ advance written notice or by the Company immediately for Cause or upon thirty (30) days’ advance notice other than for Cause, provided that, the provisions below shall apply in the event of a termination of this Agreement.

a.          Upon the termination of this Agreement by Company without Cause, Contractor shall be entitled to be paid a termination payment (the “Termination Payment”) equal to the full amount that would have been payable to Contractor had this Agreement not been so terminated. The Termination Payment shall be paid by the Company in a lump sum within 15 days after the date of termination.

b.          Upon the termination of this Agreement by Company for Cause, by Contractor for any reason, or upon Contractors death or disability, the Contractor shall be due no further compensation other than what is due and owing through the effective date of termination.

c.          “Cause” for the termination of this Agreement shall be deemed to exist if, in the reasonable judgment of the Company’s Board of Directors: (i) Contractor commits fraud, theft or embezzlement against the Company or any subsidiary or affiliate thereof; (ii) the Contractor is convicted of, or pleads no contest to, a felony or a crime involving moral turpitude; (iii) Contractor breaches any of the terms of this Agreement and fails to cure such breach within thirty (30) days after the receipt of written notice of such breach from the Company; or (iv) Contractor engages in gross negligence or willful misconduct that causes harm to the business and operations of the Company or a subsidiary or affiliate thereof.

C-2

4.    Independent Contractor Status

a.          It is understood and agreed that Contractor will act solely as an independent contractor hereunder and shall conduct his operations as an independent contractor, and nothing in this Agreement shall be construed to render Contractor an employee of the Company. The Company shall have no right to control or direct the details, manner or means by which Contractor accomplishes the results of the Consulting Services.

b.          Contractor understands and recognizes that it is not an agent of the Company and has no authority to and shall not bind, represent or speak for the Company for any purpose whatsoever.

c.          The Company will record payments to Contractor on, and provide to Contractor, an Internal Revenue Service Form 1099, and the Company will not withhold any federal, state or local employment taxes on Contractor’s behalf. Contractor agrees to pay all such taxes in a timely manner and as prescribed by law.

d.          Contractor will not be considered an employee for purposes of any Company employment policy or any employment benefit plan, and Contractor will not be entitled to any benefits under any such policy or benefit plan.

5.    Nondisclosure and Use of Confidential Information. Contractor acknowledges and agrees that he entered into with the Company and is bound by a certain Non-Disclosure and Confidentiality Agreement executed by Contractor and the Company (the “Confidentiality Agreement”). Contractor further acknowledges and agrees that the Confidentiality Agreement applies to all Confidential Information (as defined therein) provided by the Company to Contractor regardless of the date of disclosure and that the termination of this Agreement, for any reason, shall not effect Contractor’s obligations under the Confidentiality Agreement.

6.    Other Work By Contractor. During the Term, the Contractor shall be free to provide professional consulting services to entities or individuals other than the Company.

7.    No Conflicting Agreements. The Contractor hereby represents and warrants that the Contractor has no commitments or obligations inconsistent with this Agreement. The Contractor hereby agrees to indemnify and hold the Company harmless against any loss, damage, liability or expense arising from any claim based upon circumstances alleged to be inconsistent with such representation and warranty. During the period during which the Contractor’s services are engaged by the Company, the Contractor will not enter into any Agreement (oral or written), which may be in conflict with this Agreement.

8.     Transfer and Assignment; Subcontracting. This Agreement may not be assigned or transferred by Contractor. Should such an assignment or transfer occur, this Agreement shall become null and void at the discretion of the Company upon written notice by the Company to Contractor. Contractor acknowledges that the Company is relying on the personal skill and expertise of Contractor in performing the Consulting Services.

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9.    Remedies for Breach. Contractor acknowledges that the restrictions contained in this agreement are reasonable and necessary to protect the legitimate interests of the Company, and are not unduly burdensome to Contractor. Without limiting the Company’s rights to pursue any other legal and equitable remedies available to it for any breach or threatened breach (including the recovery or damages) by Contractor of the covenants, agreements and warranties contained herein, Contractor acknowledges that a breach of said covenants, agreements and warranties would cause a loss to the Company that could not reasonably or adequately be compensated in damages in any action at law, that remedies other than injunctive relief could not fully compensate the Company for a breach of said covenants, agreements and warranties and that accordingly, the Company shall be entitled to injunctive relief to prevent any breach or continuing or threatened breaches of Contractor’s covenants, agreements and warranties as set forth herein. It is the intention of the parties hereto that if, in any action before any Court empowered to enforce this Agreement, any term, restriction, covenant, agreement or promise is found to be unenforceable, then such term, restriction, covenant, agreement or promise shall be deemed modified to the extent necessary to make it enforceable by such Court.

10.  Waiver. Waiver by the Company of a breach of any provision of this Agreement or failure to enforce any such provision shall not operate or be construed as a waiver of any subsequent breach of any such provision or of the Company’s right to enforce any such provision. No act or omission of the Company shall constitute a waiver of any of its rights hereunder except for a written waiver signed by the Company’s President.

11.  Governing Law and Jury Waiver. This Agreement shall be deemed to have been made in the State of Florida, shall take effect as an instrument under seal within the State of Florida, and the validity, interpretation and performance of this Agreement shall be governed by, and construed in accordance with, the internal law of the State of Florida, without giving effect to conflict of law principles. Both parties further acknowledge that the last act necessary to render this Agreement enforceable is its execution by the Company in the State of Florida, and that the Agreement thereafter shall be maintained in the State of Florida. Both parties agree that any action, demand, claim or counterclaim relating to the terms and provisions of this Agreement, or to its breach, shall be commenced in the State of Florida in a court of competent jurisdiction. Both parties further acknowledge that venue shall exclusively lie in the State of Florida. Both parties further agree that any such action, demand, claim or counterclaim shall be resolved by a judge alone, and both parties hereby waive and forever renounce the right to a trial before a civil jury.

12.  Certification by Contractor. Contractor certifies that all information and data provided by Contractor to the Company in order to obtain this Agreement or in response to the Company requests for information and data are accurate, complete and current as of the date of execution of this Agreement.

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13.  Effect on Existing Agreements. This Agreement shall have no effect on the enforceability of the surviving terms of the Employment Agreement by and between the Company and Contractor dated January 1, 2013, which shall remain in full force and effect notwithstanding, and not modified by, any provision of this Agreement.

14.  Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, including counterparts delivered by electronic signature or PDF, each of which shall be treated as an original.

15. Headings. All section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provisions of this Agreement.

16.  Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth below or to another address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

All notices to the Company shall be sent to:	All notices to Contractor shall be sent to:

magicJack VocalTec Ltd	Gerald T. Vento
222 Lakeview Avenue, Suite 1600	91 Low Beach Road
West Palm Beach, Florida 33401	Nantucket, MA 02554
Attention: CEO

17.  Severability. If any portion or provision of this Agreement shall to any extent be declared unenforceable by a court of competent jurisdiction, then the remainder of this Agreement, or the application of such portion or provision in circumstances other than those as to which it is so declared illegal or unenforceable, shall not be affected thereby and each portion and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

18.  Modifications. No modification of this contract shall be binding upon the parties hereto, unless such is in writing and duly signed by the respective parties hereto. This Agreement shall take effect when signed by both parties.

IN WITNESS WHEREOF, the respective parties have caused this Agreement to be executed as of the date first above written.

magicJack VocalTec Ltd

By:
Name:	Gerald T. Vento
Title:

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned shareholder of magicJack VocalTec Ltd. (the "Company") hereby appoints Donald A. Burns and Don C. Bell, III, and each of them, as attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the ordinary shares of the Company which the undersigned is entitled to vote at the 2016 annual general meeting of shareholders of the Company (the "2016 Meeting") to be held at the offices of the Company at 222 Lakeview Avenue, Suite 1600, West Palm Beach, Florida 33401 at 10:00 a.m. Eastern Daylight Time Wednesday, April 19, 2017, or at any adjournments or postponements thereof, upon the matters set forth on the reverse side of this Proxy, which are more fully described in the Notice of Annual General Meeting of Shareholders and the Proxy Statement relating to the 2016 Meeting.

This Proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, the proxy will vote "FOR" Proposals 1.A, 3 (only if Proposal 2 is approved), and 6, and the proxy will DISREGARD Proposal 1.B. Because the approval of Proposals 2, 3 (only if Proposal 2 is not approved), 4 and 5 requires a Special Majority, if you do not confirm that you do not have a Personal Interest in such Proposals, your Proxy will not be voted on such Proposals.

For each of Proposals 2, 3, 4 and 5, please confirm that you do not have a Personal Interest in such Proposal. Each of Proposals 2, 4 and 5, and Proposal 3 if Proposal 2 is not approved, requires the approval of a Special Majority of shareholders who do not have a Personal Interest in the Proposal. For the definition of "Personal Interest" and "Special Majority" please see the Proxy Statement of the Company relating to the 2016 Meeting.

Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company. Any and all proxies given by the undersigned prior to this proxy are hereby revoked.

The undersigned acknowledges receipt of the Notice of Annual General Meeting of Shareholders and Proxy Statement of the Company relating to the 2016 Meeting.

(Continued and to be signed on the reverse side)

Please mark vote as indicated in this example **X**

April 19, 2017

Please sign, date and mail your WHITE proxy card in the envelope provided as soon as possible.
Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE "FOR" PROPOSALS 1.A, 2, 3, 4, 5 AND 6 AND DISREGARD PROPOSAL 1.B.

1.A. Proposal of the Board of Directors, to elect and re-elect, as applicable, the following persons recommended by the Board to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified.

OR

1.B. Proposal of Paul M. Posner and Carnegie Technologies Holdings, LLC to elect and re-elect, as applicable, the following persons to serve as directors of the Company until the next annual general meeting of shareholders and until their successors have been duly elected and qualified **(The Company's Board of Directors recommends shareholders DISREGARD Proposal 1.B)**

	FOR	AGAINST	ABSTAIN
Mr. Frank Bell	☐	☐	☐
Mr. Nabil El-Hage	☐	☐	☐
Mr. Richard L. Kimsey	☐	☐	☐
Mr. Morris A. Miller	☐	☐	☐
Mr. Richard W. Talarico	☐	☐	☐
Mr. Alan B. Howe	☐	☐	☐
Mr. Gerald Vento	☐	☐	☐

Confirm that you are not a controlling shareholder and do not have a Personal Interest in the approval of Proposal 2 (If you do not respond, you will be considered as having a Personal Interest in this Proposal) CONFIRM ☐

Confirm that you are not a controlling shareholder and do not have a Personal Interest in the approval of Proposal 3 (If Proposal 2 is not approved and you do not respond, you will be considered as having a Personal Interest in this Proposal) CONFIRM ☐

Confirm that you are not a controlling shareholder and do not have a Personal Interest in the approval of Proposal 4 (If you do not respond, you will be considered as having a Personal Interest in this Proposal) CONFIRM ☐

Confirm that you are not a controlling shareholder and do not have a Personal Interest in the approval of Proposal 5 (If you do not respond, you will be considered as having a Personal Interest in this Proposal) CONFIRM ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the 2016 Meeting or any adjournment or postponement thereof.

For address change/comments, mark here exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature ____________________ Date__________ Signature (Joint Owners) ____________________ Date __________

[PLEASE SIGN AND DATE WITHIN BOX]